Commission File No. 000-13628

                                 SCHEDULE 14C/A1
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

Check the appropriate box:
|X|     Preliminary Information Statement
|_|     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5
        (d)(2))
|_|     Definitive Information Statement

                                           Alpha Spacecom, Inc.
                             (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

|X|        None required
|_|     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
          1         Title of each class of securities to which transaction
                    applies:
          2         Aggregate number of securities to which transaction applies:
          3         Per unit price or other underlying value of transaction
                    computed pursuant to Exchange Act Rule 0-11 (Set forth
                    amount on which filing fee is calculated and state how it
                    was determined):
          4         Proposed maximum aggregate value of transaction:
          5         Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1     Amount previously paid:
          2     Form, Schedule or Registration Statement No.:
          3     Filing Party:
                Date Filed:

                              ALPHA SPACECOM, INC.
                                    Room 710
                                Zhou Ji Building
                                No. 16 Ande Road
                               Dongcheng District
                              Beijing, 100011 China

                    NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
                          OF OUR MAJORITY STOCKHOLDERS

To the Stockholders of Alpha Spacecom, Inc.:

     We are writing to advise you that Alpha Spacecom, Inc. ("Alpha" or the "Company") has entered into a Merger Agreement (the "Merger Agreement") with East Glory Investments Group Limited, a privately held Cayman Island corporation ("EGIG") with it's principal place of business located in Taiyuan City, Shanxi Province, People's Republic of China. EGIG will be merged into our company and we shall remain as the surviving corporation.

     Pursuant to the terms of the Merger Agreement, we will amend our Articles of Incorporation to increase the number of authorized shares of our Common Stock, from 200,000,000 shares to 1,000,000,000 shares (the "Amendment"). Thereafter, we will acquire all of EGIG's issued and outstanding shares of common stock in consideration for 899,196,930 "restricted" shares of our Common Stock. Following the Merger, the shareholders of EGIG will own an aggregate of 90% of our issued and outstanding common shares and our current shareholders will own approximately 10% of our issued and outstanding stock. There will then be 999,066,260 shares of Common Stock issued and outstanding. This Merger (the "Merger") will be effected by authority of our Board of Directors and the written consent of the holders of a majority of our Common Stock. As a result of the Merger, our voting control will change and our current officers and directors will resign and be replaced by Directors and Officers selected by EGIG's management (see "Directors and Executive Officers"). In addition, as part of the terms of the Merger, our name our name will change to "Beicang Iron & Steel Inc."

     The Merger and Amendment have been approved unanimously by our Board of Directors. On April 8, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the Amendment and terms of the Merger.

     PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

     No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

     Completion of the Merger will result in a change in control of Alpha and the assumption by Alpha of EGIG's assets, liabilities and operations. The Merger will not be effective until the Amendment and Articles of Merger are filed with the Nevada Secretary of State. We intend to file these documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

     This   Information   Statement   is  being   mailed  to  you  on  or  about
_____________, 2006.


____________, 2006

                                          Very Truly Yours

                                          /s/ Xuedong Hu

                                          Xuedong Hu
                                          Chief Executive Officer

                              ALPHA SPACECOM, INC.
                                    Room 710
                                Zhou Ji Building
                                No. 16 Ande Road
                               Dongcheng District
                              Beijing, 100011 China

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

     We are furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of Common Stock on April 8, 2006, in accordance with the relevant sections of the Nevada Revised Statutes.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about __________, 2006 to stockholders of record on April 8, 2006. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
          MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

     On April 8, 2006, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 99,869,330 shares of our Common Stock and 23,000 shares of our Series A Preferred Stock were issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

          NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN
        CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU
            FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     On April 8, 2006, we entered into a Merger Agreement with EGIG in order to facilitate our acquisition of EGIG. On April 8, 2006, majority holders of our Common Stock consented in writing to the following:

     1. Approval of the proposed Merger with EGIG. Following the Merger, the shareholders of EGIG will own approximately 90% of our issued and outstanding common shares and our current shareholders will own approximately 10% of our issued and outstanding stock;

         2. An Amendment to Article 4 of our Articles of Incorporation, as amended, increasing the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000 shares.

     3. Subject to successful consummation of the Merger described below, we shall change our name to "Beicang Iron & Steel Inc.," or such other name as may be acceptable to new management.

     The controlling stockholders have not consented to or considered any other corporate action. Because stockholders holding at least a majority of the voting rights of our outstanding Common Stock at the record date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of Common Stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not become effective until a date at least 20 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on _____________, 2006.

                                TABLE OF CONTENTS

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION.....................4
GENERAL........................................................................4
SUMMARY........................................................................6
RISK FACTORS...................................................................8
MERGER AGREEMENT..............................................................17
CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER....................20
DISSENTERS' RIGHTS............................................................21
NAME CHANGE...................................................................22
INFORMATION RELATING TO ALPHA'S SECURITIES....................................23
CONTROLLING STOCKHOLDERS......................................................23
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT
         AND AFFILIATES PRIOR TO THE MERGER...................................24
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT
         AND AFFILIATES FOLLOWING THE MERGER..................................24
ANTICIPATED BUSINESS FOLLOWING THE MERGER.....................................25
DIRECTORS AND EXECUTIVE OFFICERS..............................................27
EXECUTIVE COMPENSATION........................................................29
RELATED PARTY TRANSACTIONS....................................................29
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................31
PRINCIPAL ACCOUNTANT FEES AND SERVICES........................................32
STANDING AUDIT, NOMINATING AND COMPENSATION COMMITTEES........................32
INFORMATION RELATING TO BOARD OF DIRECTORS MEETINGS...........................32
LEGAL PROCEEDINGS.............................................................33
ALPHA'S MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL
         CONDITION AND RESULTS OF OPERATIONS..................................36
EGIG'S MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL
         CONDITION AND RESULTS OF OPERATIONS..................................39
SELECTED HISTORICAL FINANCIAL DATA OF EAST GLORY
         INVESTMENTS GROUP LIMITED............................................44
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION...........................46
EXPERTS.......................................................................50
WHERE YOU CAN FIND MORE INFORMATION...........................................50

APPENDIX A        MERGER AGREEMENT
APPENDIX B        EAST GLORY INVESTMENTS GROUP LIMITED FINANCIAL STATEMENTS  FOR
                  THE FISCAL YEAR ENDED DECEMBER 31, 2005 (AUDITED) AND THE SIX-
                  MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
APPENDIX C        AUDITED  FINANCIAL  STATEMENTS OF ALPHA SPACECOM, INC. FOR THE
                  FISCAL YEAR ENDED DECEMBER 31, 2005
APPENDIX D        UNAUDITED FINANCIAL STATEMENTS OF ALPHA SPACECOM, INC. FOR THE
                  SIX MONTH PERIOD ENDED JUNE 30, 2006
APPENDIX E        NEVADA REVISED STATUTES RELATING TO DISSENTING SHAREHOLDERS

           CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

     This  Information  Statement  and  other  reports  that  we file  with  the
Securities and Exchange Commission ("SEC") contain certain forward-looking statements that involve risks and uncertainties relating to, among other things, the closing of the Merger transaction and our future financial performance or future events. Forward-looking statements give management's current expectations, plans, objectives, assumptions or forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plans," "potential," "projects," "ongoing," "expects," "management believes," "we believe," "we intend," and similar expressions. These statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from the results set forth in the Information Statement. You should not place undue reliance on these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

     o    dependence on key personnel;
     o    competitive factors;
     o    the operation of our business; and
     o    general economic conditions.

     These forward-looking statements speak only as of the date on which they are made, and except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

     For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's website at www.sec.gov or from commercial document retrieval services.


                                     GENERAL

     This Information Statement is being furnished to all of our stockholders of record on April 8, 2006, in connection with the approval by our Board of Directors and our controlling stockholders of:

     1. An  approval  the  proposed  Merger  with East Glory  Investments  Group
Limited;

     2. An approval of an Amendment to Article 4 of our Articles of Incorporation, as amended, increasing the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000 shares (the "Amendment"); and

     3. A change of our name to "Beicang Iron & Steel Inc." or such other name as may be acceptable to new management following the consummation of the Merger described herein.

     All of the foregoing has been approved in anticipation of effecting the transactions contemplated by that certain Merger Agreement dated April 8, 2006, with EGIG. The filing of the Articles of Merger and the Amendment are required by the Merger Agreement.

     Pursuant to the Merger Agreement, we will, among other things, issue 899,196,930 "restricted" shares of our authorized but previously unissued Common Stock to the stockholders of EGIG in exchange for all of the issued and outstanding common stock of EGIG. There will then be 999,066,260 shares of Common Stock issued and outstanding. Each share of Common Stock being issued to the EGIG shareholders shall be voting securities and shall contain the same rights as those held by our current shareholders.

     We will merge with EGIG into one company and we will be the surviving corporation. As a result of the Merger, our voting control will change and our other current officers and directors will resign and will be replaced by Directors and Officers selected by EGIG's management (see "Directors and Executive Officers")

     The Merger is expected to close on or about ___________, 2006, and will become effective upon the filing of the Amendment and Articles of Merger with the Secretary of State of Nevada.

     The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 78.320 of the Nevada Revised Statutes (referred to herein as the "NRS"), which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called nor notice given.

     Pursuant to the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the Amendment and the Merger Agreement, the Board of Directors decided to use the written consent of the holders of a majority of our outstanding Common Stock in lieu of a stockholders' meeting.

     Mr. Hu and Wang and Ms. Zhang, who together represent our current management and, who, in the aggregate, beneficially own approximately 81% of our then outstanding common stock gave their written consent to the foregoing on April 8, 2006. Accordingly, the approval of the Amendment and Merger Agreement will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

     We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

                                     SUMMARY

     This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the effects of the Merger and the Amendment, you should read carefully this entire Information Statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The Merger Agreement is attached as an exhibit to this Information Statement. We encourage you to read this document. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

     Shareholders and potential investors are strongly cautioned that, in the event we are unsuccessful in obtaining favorable results in the two outstanding matters of litigation more fully described below under "LEGAL PROCEEDINGS," as well as in our reports previously filed with the Securities and Exchange Commission, it is likely that the Merger will be voided and control of our Company will change.

PARTIES TO THE MERGER

         Alpha Spacecom, Inc.
         Room 710
         Zhou Ji Building
         No. 16 Ande Road
         Dongcheng District
         Beijing, 100011 China

     As of the date of this Information Statement, Alpha's principal business purpose is to seek out other private entities seeking to enter the public arena in order to either enter into a joint venture or merger. Management is of the belief that our primary attraction as a merger partner or acquisition vehicle is our status as a public, trading company.

         East Glory Investments Group Limited
         18/F
         Beicang Building
         Taiyuan City, Shanxi Province
         People's Republic of China.

     EGIG was incorporated under the laws of the Cayman Islands on July 26, 2005, and holds all of the issued and outstanding share capital of Trinity Link Holdings Ltd. ("Trinity Link"), which was incorporated under the laws of the British Virgin Islands on August 18, 2005. Trinity Link in turn holds all of the issued and outstanding share capital of Shanxi Bestlink Management Consulting Co. Ltd. ("Bestlink"), which was incorporated under the laws of the People's Republic of China on December 30, 2005. Neither EGIG, Trinity Link or Bestlink have carried on any substantive operations of their own, except that Bestlink has entered into certain exclusive agreements with Pinglu County Changhong Ferroalloy Co. Ltd. ("PL"), Fanshi County Xinyu Iron Resources Co. Ltd. ("FS") and other relevant parties.

     PL was incorporated under the laws of the People's Republic of China on March 3, 2003; FS was incorporated under the laws of the People's Republic of China on January 17, 2004. PL and FS are both limited liability companies.

     The majority of the paid-in capital of both PL and FS was funded by the shareholders of EGIG. On January 5, 2006, Bestlink entered into exclusive agreements with both PL and FS and their shareholders. PL and FS hold the licenses and approvals necessary to operate the iron ore refinery businesses in China. Pursuant to these agreements, Bestlink provides exclusive management, consulting and other general business operation services to PL and FS in return for a services fee which is equal to 95% of PL and FS's revenue, less their operational cost and fees. In addition, PL and FS's shareholders have pledged their equity interests in PL and FS to Bestlink, irrevocably granted Bestlink an exclusive option to purchase, to the extent permitted under PRC law, all or part of the controlling equity interests in PL and FS, and agreed to entrust all the rights to exercise their voting power to the person(s) appointed by Bestlink. Through these contractual arrangements, EGIG, through Bestlink, has the ability to substantially influence PL and FS's daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder approval.

     As a result of these contractual arrangements, which obligates EGIG, through Bestlink, to absorb a majority of the risk of loss from PL and FS's activities and enable EGIG, through Bestlink, to receive a majority of its expected residual returns, EGIG accounts for PL and FS as its variable interest entities ("VIE") under FASB Interpretation No. 46R ("FIN 46R"), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," because the equity investors in PL and FS do not have the characteristics of a controlling financial interest and EGIG should be considered the primary beneficiary of PL and FS. Accordingly, EGIG consolidates PL and FS's results of operations, assets and liabilities.

     PL's annual production capacity amounts to 40,000 tons of ferrochromium, while annual revenue amounts to RMB250 million (approximately $31 million US). For a detailed description of EGIG's results of operations, see "EGIG'S MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION," below.

STRUCTURE OF THE MERGER

     Upon filing of Articles of Merger and the Amendment with the office of the Secretary of State of Nevada, referred to herein as the "Effective Time" of the Merger, the control of our Company will change and we will carry on the business of EGIG. This change of control will be effected through the following actions:

     (i) EGIG will merge with us and we will then change our name to "Beicang Iron & Steel Inc.," or such other name as may be acceptable to new management following the consummation of the Merger.

     (ii) We will issue an aggregate of 899,196,930 shares of our Common Stock to the EGIG stockholders in exchange for 100% of the issued and outstanding shares of EGIG capital stock.

     (iii) The officers and directors of EGIG will replace our officers and directors. The officers and directors of EGIG will control our business and operations.

     As a result of the issuance of shares of our Common Stock in exchange for the outstanding shares of EGIG capital stock, at the Effective Time of the Merger, the stockholders of EGIG will become stockholders of Alpha and will own collectively 90% of our issued and outstanding shares of Common Stock and our current stockholders will own 10% of our issued and outstanding shares of Common Stock.

REASONS FOR THE MERGER

     Our Board of Directors considered various factors in approving the Merger Agreement and believes that the acquisition of EGIG will be in the best interest of our stockholders. Our Board analyzed EGIG's operations, prospects and managerial resources and believe that acquiring EGIG's growth potential by means of a merger is the best opportunity to increase value to our stockholders. Our Board of Directors did not request a fairness opinion in connection with the Merger.

COST AND EXPENSES OF THE MERGER

     The Merger Agreement provides that all costs and expenses in connection with the Merger will be paid by the party incurring such costs and expenses.

NAME CHANGE

     Our Board of Directors and stockholders holding a majority of our outstanding Common Stock have approved a change to our corporate name that will occur upon the closing of the Merger to "Beicang Iron & Steel Inc." Our Board of Directors believe it is desirable to change our name to "Beicang Iron & Steel Inc." to more accurately reflect our new business operations following the Merger.

DIRECTORS AND EXECUTIVE MANAGEMENT FOLLOWING THE MERGER

     Pursuant to the Merger Agreement, the executive officers of EGIG immediately prior to the Merger will become our executive officers. Following completion of the Merger, all of the existing members of our Board of Directors will resign and new appointees designated by EGIG will comprise our entire Board of Directors.

RISK FACTORS

     The Merger and the related transactions, as well as the ownership of our Common Stock after the Merger, involve a high degree of risk. You should carefully consider the information set forth in the section entitled "RISK FACTORS" as well as the other information in this Information Statement. Upon completion of the merger, we will assume EGIG's assets, liabilities and plan of operation.

     Our current stockholders will be diluted substantially by the issuance of shares of our Common Stock in the Merger, and may be diluted by future issuances of securities issued and sold to satisfy our working capital needs.


                                  RISK FACTORS

     The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. EGIG will operate in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond our control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect us.

RISKS RELATING TO THE MERGER AND CAPITAL STRUCTURE

We are currently  party to certain  litigation  where a negative  finding by the
--------------------------------------------------------------------------------
relevant Court could invalidate the Merger.
-------------------------------------------

     As of the date of this Information Statement, we have successfully defended all claims and obtained favorable rulings from the respective Courts. However, if the Plaintiffs in these cases are ultimately successful, the Courts may impose a range of remedies under equitable (fairness) theories. At the present time we do not know what relief might be imposed in that event, but it could include voiding the actions taken at the shareholder meeting of June 15, 2005 and as a result thereof, the Merger may be voidable. Management of EGIG has been made fully aware of the existence of these lawsuits and has elected to proceed with the Merger despite the existence of these matters. See "LEGAL PROCEEDINGS," below.

Our current stockholders will experience substantial dilution in connection with
--------------------------------------------------------------------------------
the Merger.
-----------

     The Merger and the consequent acquisition of EGIG have been approved by our Board of Directors. Also, under Nevada law, the other actions described herein, which would routinely be taken at a meeting of stockholders, are being taken by written consent of stockholders having more than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than our controlling stockholders are not being asked to approve or disapprove these matters. In addition, in the event the Merger is consummated as described herein, a total of 899,196,930 shares of our Common Stock will be issued to the current stockholders of EGIG. The shares to be issued in the Merger to current EGIG stockholders will represent 90% of the total number of shares of our Common Stock issued and outstanding immediately following the Merger. Consequently, our current stockholders will experience substantial dilution in their ownership interest in our Company.

If the Merger  does not occur,  we will not  benefit  from the  expenses we have
--------------------------------------------------------------------------------
incurred in the pursuit of the Merger.
--------------------------------------

     The Merger may not be completed. If conditions for completion of the Merger are not satisfied or the Merger is not otherwise completed, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out-of-pocket expenses of approximately $40,000 for services in connection with the Merger, consisting of professional fees, financial printing and other related charges, much of which may be incurred even if the Merger is not completed.

The Merger may not significantly enhance our liquidity and we may require future
--------------------------------------------------------------------------------
financing to proceed with our  anticipated  business  activities  following  the
--------------------------------------------------------------------------------
completion  of the Merger.  There can be no  assurance  that  financing  will be
--------------------------------------------------------------------------------
available on terms beneficial to us, or at all.
-----------------------------------------------

     We anticipate that future funding will most likely be in the form of debt and/or private equity financing. The number of shares of our Common Stock to be issued in the Merger, and the aggregate number of shares to be outstanding after completion of the Merger, as shown elsewhere in this Information Statement, does not take into account any such future financing and, accordingly, our stockholders may be subject to additional and substantial dilution as a result of such financing.

     We anticipate that we will need funds, following the Merger, in order to further the efforts of EGIG to execute its business plan. These funds are expected to be used to purchase new equipment and a fleet of trucks for FS and PL as well as general working capital.

         If we raise additional capital by selling equity or equity-linked securities, these securities would dilute the ownership percentage of our existing stockholders. Also, these securities could have rights, preferences or privileges senior to those of our Common Stock. Similarly, if we raise additional capital by borrowing or issuing debt securities, the terms of such debt financing could restrict us in terms of how we operate our business, which could also affect the value of our Common Stock.

     We may not be able to raise capital on reasonable terms or at all.

RISKS RELATING TO OUR BUSINESS AFTER THE COMPLETION OF THE MERGER

Following  the Merger,  the  current  principal  stockholders  of EGIG will have
--------------------------------------------------------------------------------
significant influence over Alpha.
---------------------------------

     The current stockholders of EGIG, will beneficially own 90% of our outstanding voting stock following the Merger. As a result, EGIG will possess significant influence, giving it the ability, among other things, to elect all members of our Board of Directors and to approve significant corporate transactions. Such stock ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of our Company.

There is an  uncertainty  relating to the  enforcement  of US laws and judgments
--------------------------------------------------------------------------------
against a foreign company.
--------------------------

     Our principal place of business is located in the People's Republic of China ("PRC"), those persons who will assume management positions with us following the Merger are residents of the PRC and a substantial portion of our assets and assets of those persons are located outside the United States. As a result, it may be difficult for you to initiate a lawsuit in the United States against us or these non-U.S. residents, or to enforce any judgment obtained in the United States against us or any of these persons. In addition, there is doubt as to the enforceability of:

     o liabilities predicated on U.S. federal securities laws determined in original actions in the PRC; and

     o judgments of U.S. courts obtained in actions based upon the civil liability provisions of U.S. federal securities laws in the courts of the PRC.

     Moreover, no treaty exists between the United States and the PRC for the reciprocal enforcement of foreign court judgments. Consequently, you may be prevented from pursuing remedies under U.S. federal securities laws against us or our management.

EGIG currently has agreements in place for the purchase of raw materials. In the
--------------------------------------------------------------------------------
event of a  breach  of  these  agreements  by the  entities  providing  such raw
--------------------------------------------------------------------------------
materials, it may be difficult to replace the sources of raw materials.
-----------------------------------------------------------------------

     After the Merger, EGIG"S business, including the business of those subsidiary companies owned or controlled by EGIG that engage in the manufacturing of ferrochromium alloy and iron ores refinery business, will be owned by our Company. This includes two Chinese enterprises, Fanshi County Xinyu Iron Resources Co., Ltd. ("FS"), and Pinglu County Changhong Ferroalloy Co., Ltd. ("PL").

     FS produces acid pellet that is used in blast furnaces that manufacture carbon steel. FS is party to sales and supply contracts with "Shanxi Changchi Group" ("Changchi") and Shanxi Linfen Iron and Steel Group Company has an agreement with Changchi that provides for Changchi to operate the mine and ore dressing plant. Changchi has agreed to guarantee the supply of raw materials to FS for the next five years. If, for any reason, Changchi's fails to perform, then FS will need to purchase its raw materials from other resources. These raw materials purchased may be of higher price, which will subsequently lead to a higher production cost.

     Part of the chromium ore, raw material of PL's production, will be imported from abroad. At present, PL has several long-term cooperation import agents, and believes it has a good relationship with the oversea suppliers of multi-channels. Therefore, the purchase of raw materials can be guaranteed. If the importation of raw materials cannot be guaranteed by reason of war or other reasons, the scope of production will be affected and results of operations will be negatively impacted.

EGIG and its subsidiaries are reliant upon certain  principal  purchasers of its
--------------------------------------------------------------------------------
acid  pellets  and the loss of such  customers  will have a  negative  impact on
--------------------------------------------------------------------------------
EGIG's results of operations.
-----------------------------

     The  products of FS mainly  supply  Shanxi  Linfen  Iron and Steel  Company
("Linfen") pursuant to a 5 year agreement with Shanxi Changchi as the distributor. The acid pellets supplied by FS to Linfen represented approximately 75% of the total sale of FS's acid pellets during the fiscal year ended December 31, 2005. If Linfen cuts or terminates this relationship for any reason, including its bankruptcy, closure, termination of its business, or termination of the supply relationship among Changchi, FS and Linfen, then FS will have to look for other customers, and consequently the sale and transportation cost may increase dramatically. If this occurs, EGIG's results of operations will be negatively impacted.

     The market for PL's products is, comparatively speaking, in multi-channels. However, the clients are mainly large sized enterprises or commercial companies, and PL is in a comparatively inferior position in price and other transaction term negotiations. Additionally, if the market competition power of PL decreases, its products may be largely overstocked.

FS and PL are dependent upon a continuous  supply of large amounts of energy and
--------------------------------------------------------------------------------
a loss of power will have a negative impact on EGIG's profitability.
--------------------------------------------------------------------

     Large amounts of power is consumed during FS's production procedure. Currently, the energy supply is adequate to meet FS's needs. However, if the energy supply becomes limited for any reason, the production of FS will be influenced negatively, which will have a negative impact on its result of operations.

     The manufacture of ferroalloy belongs to a highly power-consumption industry, and PL has no autonomous power plant and is mainly supplied by a local power network. PL has a long term cooperation agreement with Power Bureau of Yuncheng City, where PL is located, which provides power to PL by special cables that are not effected by normal power cuts. If, in the future, this contract cooperation relationship is affected for any reason, the production of PL will decrease, and have a negative impact on EGIG's results of operations.

The  present  company  organizational  structure  may affect the  collection  of
--------------------------------------------------------------------------------
profits by EGIG and its actual power of control.
------------------------------------------------

     Nearly 95% of the profits generated by FS and PL are delivered to EGIG through contracts between EGIG and Shanxi Bestlink Management Consulting Co. Ltd. ("Bestlink"). If FS and PL fail to perform pursuant to the terms of these contracts, Bestlink will have to achieve the profits through other methods including litigation. If this occurs, the risk of realization of profits will be increased. The existing relationship is not as effective as a share-controlling relationship in exercising the actual power of control over the operations of FS and PL by EGIG.

     The actual business of EGIG is mainly concentrated in China, and the major managerial tier of EGIG is lack of management experience of US companies. The business of EGIG is maintained through a list of professional intermediary agencies entrusted by EGIG that includes law firms and accountant firms. If, for any reason, the aforementioned professional intermediary agencies fail to submit necessary documents required by the supervision authorities, or fail to fulfill other requirement of maintenance, then the EGIG'S business may be accordingly threatened.

Certain  agreements  to which  we are a party  and  which  are  material  to our
--------------------------------------------------------------------------------
operations  lack various legal  protections  that are  customarily  contained in
--------------------------------------------------------------------------------
similar  contracts  prepared in the United States.  This could result in adverse
--------------------------------------------------------------------------------
consequences to our business operations in the future.
------------------------------------------------------

     Our operations are based in the People's Republic of China ("China" or "PRC"). Our operating subsidiaries are Chinese companies and all of our business and operations are conducted in China. We are a party to certain material contracts, including supply contracts, purchase contracts and the lease for our principal offices and manufacturing facility. While these contracts contain the basic business terms of the agreements between the parties, these contracts do not contain certain provisions which are customarily contained in similar contracts prepared in the U.S., such as representations and warranties of the parties, confidentiality and non-compete clauses, provisions outlining events of defaults, and termination and jurisdictional clauses. Because our material contracts omit these types of clauses, notwithstanding the differences in Chinese and U.S. laws, we may not have the same legal protections as we would if the contracts contained these additional provisions. We anticipate that contracts we enter into in the future will likewise omit these types of legal protections. While we have not been subject to any adverse consequences as a result of the omission of these types of clauses, and we consider the contracts to which we are a party to contain all the material terms of our business arrangements with the other party, we cannot provide assurances that future events will not occur which could have been avoided if the contracts were prepared in conformity with U.S. standards, or what the impact, if any, of these hypothetical future events could have on our Company.

We are materially  reliant on revenues from our operations in the PRC. There are
--------------------------------------------------------------------------------
significant  risks  associated with doing business in the PRC that may cause you
--------------------------------------------------------------------------------
to lose your entire investment in our Company.
----------------------------------------------

     While our goal is to both expand our operations to countries outside the PRC, in the foreseeable future our growth and success will remain tied to our existing operations in the PRC. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on our financial condition that could result in a significant loss of revenues and liquidity in future periods.

We cannot assure you that the current  Chinese  policies of economic reform will
--------------------------------------------------------------------------------
continue.  Because of this  uncertainty,  there are  significant  economic risks
--------------------------------------------------------------------------------
associated with doing business in China.
----------------------------------------

     Although the majority of productive assets in China are owned by the Chinese government, in the past several years the government has implemented economic reform measures that emphasize decentralization and encourage private economic activity. In keeping with these economic reform policies, the PRC has been openly promoting business development in order to bring more business into the PRC. Because these economic reform measures may be inconsistent or ineffectual, there are no assurances that:

     o the Chinese government will continue its pursuit of economic reform policies;

     o    the economic policies, even if pursued, will be successful;

     o    economic policies will not be significantly altered from time to time;
          and

     o business operations in China will not become subject to the risk of nationalization.

     Even if the Chinese government continues its policies of economic reform, we may be unable to take advantage of these opportunities in a fashion that will provide financial benefit to our Company. Our inability to sustain our operations in China at current levels could result in a significant reduction in our revenues that would result in escalating losses and liquidity concerns.

     China's economy has experienced significant growth in the past decade, but such growth has been uneven across geographic and economic sectors and has recently been slowing. There can be no assurance that such growth will not continue to decrease or that any slow down will not have a negative effect on our business. The Chinese economy is also experiencing deflation which may continue in the future. We cannot assure you that we will be able to capitalize on these economic reforms, assuming the reforms continue. Given our material reliance on our operations in the PRC, any failure on our part to continue to take advantage of the growth in the Chinese economy will have a material adverse effect on our results of operations and liquidity in future periods.

Changes  in  environmental  laws  and  regulations  or their  interpretation  or
--------------------------------------------------------------------------------
implementation,  or unanticipated  environmental effects from operations,  could
--------------------------------------------------------------------------------
require EGIG to incur new or increased costs.
---------------------------------------------

     EGIG's  operations  are subject to  extensive  PRC  environmental  laws and regulations relating to air and water quality, waste management and public health and safety. To comply with these laws and regulations, EGIG incurs significant costs associated with its production facilities, production process and the installation of pollution control equipment. EGIG is also subject to pollutant discharge fees for the discharge or emission of various substances, including sulfur dioxide and wastewater. It must undergo inspections by relevant PRC environmental authorities and maintain various environmental permits. Management of EGIG cannot provide assures that any environmental laws or regulations adopted in the future will not materially increase operating and other expenses. Costs to comply with environmental laws and regulations may increase significantly if the PRC Government adopts stricter environmental requirements such as tightening pollutant discharge limits, increasing pollutant discharge fees, imposing more extensive pollution control requirements, implementing more stringent licensing mechanisms and increasing the number of regulated substances. FS has already submitted applications for necessary environmental approval. Simultaneously, EGIG has been appraised by one environmental intermediary agency which has been admitted by the government, and has obtained the preliminary positive appraisal. The environmental protection license of FS is still in the process of approval, which is expected to be granted soon. However, if the license cannot be granted for any reason, the current production will likely be terminated. PL has already obtained the environmental protection. If the government cancels such license in annual review or through other administrative actions, then the continuous operation of PL will be threatened.

There  is a risk of  loss of  preferential  treatment  in term of tax and  other
--------------------------------------------------------------------------------
policies.
---------

     Taiyuan Iron and Steel Company, the parent company of Linfen, a major client of FS, is recognized and supported by the government as the stainless steel development base. Such a policy is conducive to the expansion of FS in term of market environment. If the policies for Taiyuan Iron and Steel Company are altered for any reason, the enlarged production capacity of FS may not find enough demand, which will have a negative impact on the results of operations of FS, which will then negatively impact EGIG.

We are subject to risks  associated with the conversion of Chinese RMB into U.S.
--------------------------------------------------------------------------------
dollars.
--------

     We generate revenue and incur expenses and liabilities in both Chinese Renminbi (RMB) and U.S. dollars. Since 1994, the official exchange rate for the conversion of Chinese RMB to U.S. dollars has generally been stable and the Chinese RMB has appreciated slightly against the U.S. dollar. We have not entered into agreements or purchased instruments to hedge our exchange rate risks, although we may do so in the future. Our results of operations and financial condition may be affected by changes in the value of Chinese RMB and other currencies in which our earnings and obligations are denominated. Recently, the Chinese government raised 2% of Chinese RBM against the US dollar by floating Chinese RMB with a basket of foreign currencies. The Company can not guarantee that the current exchange rate will remain steady, therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on the exchange rate of Chinese RMB converted to US dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

We have not voluntarily  implemented various corporate governance  measures,  in
--------------------------------------------------------------------------------
the  absence  of  which,  stockholders  may  have  reduced  protections  against
--------------------------------------------------------------------------------
interested director transactions, conflicts of interest and other matters.
--------------------------------------------------------------------------

     We are not subject to any law, rule or regulation requiring that we adopt any of the corporate governance measures that are required by the rules of national securities exchanges or Nasdaq such as independent directors and audit committees. It is possible that if we were to adopt some or all of the corporate governance measures, stockholders would benefit from somewhat greater assurances that internal corporate decisions were being made by disinterested directors and that policies had been implemented to define responsible conduct. Prospective investors should bear in mind our current lack of corporate governance measures in formulating their investment decisions.

We may be exposed to  potential  risks  relating to our internal  controls  over
--------------------------------------------------------------------------------
financial  reporting and our ability to have those  controls  attested to by our
--------------------------------------------------------------------------------
independent auditors.
---------------------

     As directed by Section 404 of the Sarbanes-Oxley Act of 2002 ("SOX 404"), the Securities and Exchange Commission adopted rules requiring public companies to include a report of management on the company's internal controls over financial reporting in their annual reports, including Form 10-KSB. In addition, the independent registered public accounting firm auditing a company's financial statements must also attest to and report on management's assessment of the effectiveness of the company's internal controls over financial reporting as well as the operating effectiveness of the company's internal controls. We were not subject to these requirements for the fiscal year ended December 31, 2005. We are evaluating our internal control systems in order to allow our management to report on, and our independent auditors to attest to, our internal controls as a required part of our annual report on Form 10-KSB beginning with our reports for the fiscal year ended December 31, 2006.

     While we expect to expend significant resources in developing the necessary documentation and testing procedures required by SOX 404, there is a risk that we will not comply with all of the requirements imposed thereby. At present, there is no precedent available with which to measure compliance adequacy. Accordingly, there can be no positive assurance that we will receive a positive attestation from our independent auditors.

     In the event we identify significant deficiencies or material weaknesses in our internal controls that we cannot remediate in a timely manner or we are unable to receive a positive attestation from our independent auditors with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements and our ability to obtain equity or debt financing could suffer.

EGIG will need to raise additional  capital to expand  operations.  If it cannot
--------------------------------------------------------------------------------
raise sufficient  capital,  its ability to implement its business strategies and
--------------------------------------------------------------------------------
continue to expand will be at risk.
-----------------------------------

     Management of EGIG intends to expand its current operations by acquisitions and technical improvement projects that could be delayed or adversely affected by numerous factors, including failure to obtain necessary regulatory approvals or sufficient funding, technical difficulties and manpower or other resources. It does not presently have sufficient working capital to fund the additional acquisitions and upgrade manufacturing facilities and technologies, and it will need to raise additional working capital to accomplish these objectives. Based upon its preliminary estimates, EGIG will require capital and other expenditures of approximately USD $20 million to $25 million. It does not presently have any external sources of capital and will in all likelihood raise the capital in a debt or equity offering following the Merger. In addition, the cost of these projects may exceed its planned investment budget. As a consequence of project delays, cost overruns, changes in market circumstances or other factors, the intended economic benefits from these capital expenditures projects may not materialize and could adversely affect EGIG's financial condition and results of operations. It may not be able to obtain sufficient funding for capital expenditures and other funding requirements, which could limit its ability to develop and expand its businesses. To fund ongoing operations and future growth, EGIG needs sufficient internal sources of liquidity or access to additional financing from external sources. EGIG's ability to obtain external financing in the future and the related financing cost is subject to a variety of uncertainties, including:

     o obtaining PRC Government approvals necessary to raise financing in the domestic or international markets;

     o EGIG's future results of operations, financial condition and cash flows;

     o    the condition of the global and domestic financial markets; and

     o changes in the monetary policy of the PRC Government with respect to bank interest rates and lending practices.

     If adequate funding is not available, our ability to develop our business could be adversely affected.

     If we raise the necessary capital through the issuance of debt, this will result in increased interest expense. If we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our Company held by existing stockholders will be reduced and those stockholders may experience significant dilution. In addition, new securities may contain certain rights, preferences or privileges that are senior to those of our Common Stock. There can be no assurance that acceptable financing to fund this project can be obtained on suitable terms, if at all. Our ability to continue to implement our growth strategy could suffer if we are unable to raise the additional funds on acceptable terms that will have the effect of adversely affecting our ongoing operations and limiting our ability to increase our revenues in the future.

EGIG'S business and operations are cyclical and volatile.
---------------------------------------------------------

     The international market price of iron ore has been increasing. The world market price of iron ore in early 2006 has increased approximately 20% over the price at the end of 2005. These fluctuations in the global market strengthen FS's market competing position. However, if the iron ore market price declines dramatically for any reasons, EGIG's market competitive position will be materially impacted adversely.

     The market price of the raw materials required by PL always fluctuates greatly, and the price of EGIG's products will fluctuate in the same direction. However, the price fluctuation of products will commence far behind the one of raw materials, which situation will lead to uncertain profit levels of PL. If the prices of raw materials increase dramatically and sales of PL's products fail to increase accordingly, operational capital pressure will be brought to PL.

EGIG may not be adequately insured against certain operational risks inherent to
--------------------------------------------------------------------------------
its business.
-------------

     EGIG faces many operational risks in connection with its businesses, including but not limited to environmental or industrial accidents and catastrophic events such as fires, earthquakes, explosions, floods, mine collapse or other natural disasters. It may lack adequate insurance coverage for these operational risks or at all. In addition, consistent with industry practice in the PRC, we do not maintain business interruption insurance or third party liability insurance against claims for property damage, personal injury and environmental liabilities. The occurrence of any of these events may result in the interruption of our operations and subject us to significant losses or liabilities. In the event we incur substantial losses or liabilities and our insurance is unavailable or inadequate to cover such losses or liabilities, our business, financial condition and results of operations could be materially adversely affected.

We do not have significant  financial  reporting  experience,  which may lead to
--------------------------------------------------------------------------------
delays in filing  required  reports with the SEC and  suspension of quotation of
--------------------------------------------------------------------------------
our  securities on the OTCBB,  which will make it more difficult for you to sell
--------------------------------------------------------------------------------
your securities.
----------------

     The Over-the-Counter Bulletin Board ("OTCBB") limits quotations to securities of issuers that are current in their reports filed with the SEC. These limitations may be impediments to our quotation on the OTCBB. Because we do not have significant financial reporting experience, we may experience delays in filing required reports with the SEC following the Merger. Because issuers whose securities are qualified for quotation on the OTCBB are required to file these reports with the SEC a timely manner, the failure to do so may result in a suspension of trading or delisting from the OTCBB.

Our  articles  of  incorporation  include  provisions  to the effect that we may
--------------------------------------------------------------------------------
indemnify any director, officer, or employee. In addition,  provisions of Nevada
--------------------------------------------------------------------------------
law provide for such indemnification.
-------------------------------------

     Any indemnification of directors, officer, or employees, could result in substantial expenditures being made by our Company in covering any liability of such persons or in indemnifying them. If we are required to incur expenditures as a result of indemnification of our directors, officers or employees for any reason, our net income will decrease as a result of increased expenses.

We could fail to attract or retain key personnel,  which could be detrimental to
--------------------------------------------------------------------------------
our operations.
---------------

     Following the merger, our success will largely depend on the efforts and abilities of Hou Beicang The loss of the services of Hou Beicang could materially harm our business because of the cost and time necessary to find his successor. Such a loss would also divert remaining management's attention away from operational issues. We do not presently maintain key-man life insurance policies on our officers. To the extent that we are smaller than our competitors and have fewer resources we may not be able to attract the sufficient number and quality of staff.

We may not be able to manage  our  growth  effectively,  which  could  adversely
--------------------------------------------------------------------------------
affect our operations and financial performance.
------------------------------------------------

     The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Significant rapid growth could strain our internal resources, and other problems that could adversely affect our financial performance. We expect that EGIG's efforts to grow will place a significant strain on our personnel, management systems, infrastructure and other resources following the Merger. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

Being a public company will increase administrative costs, which could result in
--------------------------------------------------------------------------------
lower net income,  and make it more  difficult  for us to attract and retain key
--------------------------------------------------------------------------------
personnel.
----------

     As a public company, we incur significant legal, accounting and other expenses that EGIG did not incur as a private company. The Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the SEC, has required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. These new rules and regulations could also make it more difficult for us to attract and retain qualified executive officers and qualified members of our Board of Directors, particularly to serve on our audit committee.

EGIG  faces  increasing   competition  from  both  domestic  and   international
--------------------------------------------------------------------------------
ferroalloy and acid pellet producers.
-------------------------------------

     Our major competitors are large PRC-based producers in same business. Some of our domestic competitors may have certain advantages over us, including greater financial, technical and raw materials resources, greater economies of scale, broader name recognition and more established relationships in certain markets. Increased competition may force us to lower prices, lead to a decrease in our sales and ultimately may have a material adverse impact on our business, financial position and results of operations.

     The PRC's entry into the World Trade Organization ("WTO") may result in increased foreign competition in the PRC, including an increased number of alliances between foreign companies and domestic competitors, and revisions to regulations designed to protect domestic enterprises. For example, competition may intensify as a result of significant reductions in import tariffs following WTO accession. Such increased foreign competition could adversely impact our financial condition and results of operations.

RISKS RELATED TO OUR COMMON STOCK

Our Common  Stock may be affected by limited  trading  volume and may  fluctuate
--------------------------------------------------------------------------------
significantly,  which may affect our shareholders' ability to sell shares of our
--------------------------------------------------------------------------------
Common Stock.
-------------

     There has been a limited public market for our Common Stock and there can be no assurance that a more active trading market for our Common Stock will develop. An absence of an active trading market could adversely affect our shareholders' ability to sell our Common Stock in short time periods, or possibly at all. Our Common Stock has experienced, and is likely to experience in the future, significant price and volume fluctuations, which could adversely affect the market price of our Common Stock without regard to our operating performance. In addition, we believe that factors such as quarterly fluctuations in our financial results and changes in the overall economy or the condition of the financial markets could cause the price of our Common Stock to fluctuate substantially. These fluctuations may also cause short sellers to enter the market from time to time in the belief that we will have poor results in the future. We cannot predict the actions of market participants and, therefore, can offer no assurances that the market for our stock will be stable or appreciate over time. These factors may negatively impact shareholders' ability to sell shares of our Common Stock.

Our Common  Stock could be  considered  a "penny  stock" and may be difficult to
--------------------------------------------------------------------------------
sell.
-----

     Our Common Stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under
Section 15(g) of the Exchange Act. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a "recognized" national exchange; (iii) it is not quoted on the NASDAQ Stock Market, or even if so quoted, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2,000,000, if in business longer than three continuous years, or with average revenues of less than $6,000,000 for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

     Additionally, Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

     Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to:

     (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives;

     (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions;

     (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and

     (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of our Common Stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

There is no assurance  of an  established  public  trading  market,  which would
--------------------------------------------------------------------------------
adversely  affect the ability of investors in Alpha to sell their  securities in
--------------------------------------------------------------------------------
the public market.
------------------

     Even though our shares of Common Stock are expected to continue to be quoted on the OTCBB, we cannot predict the extent to which a trading market will develop or how liquid that market might become. In addition, most common shares outstanding after the Merger, including the shares issued to EGIG stockholders, will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC, and will therefore be subject to certain limitations on the ability of holders to resell such shares. Accordingly, holders of our Common Stock may be required to retain their shares for an indefinite period of time.

     The OTCBB is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTCBB are not listed in the financial sections of newspapers, as are those for the NASDAQ Stock
Market. Therefore, prices for securities traded solely on the OTCBB may be difficult to obtain and holders of Common Stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for our Common Stock will be influenced by a number of factors, including:

     o the issuance of new equity securities pursuant to the Merger, or a future offering;
     o    changes in interest rates;
     o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;
     o    variations in quarterly operating results;
     o    change in financial estimates by securities analysts;
     o    the depth and liquidity of the market for Alpha's Common Stock;
     o investor perceptions of EGIG and of the iron ore refinery business generally; and
     o    general economic and other national conditions.

The  authorization  and issuance of Preferred  Stock may prevent or discourage a
--------------------------------------------------------------------------------
change in our management.
-------------------------

     Our amended Articles of Incorporation will authorize the Board of Directors to issue up to 50,000,000 shares of Preferred Stock without stockholder approval. Such shares will have terms, conditions, rights, preferences and designations as the Board may determine. The rights of the holders of our Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. The issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a person from acquiring a majority of our outstanding Common Stock.

It may be difficult  for a third party to acquire us, and this could depress our
--------------------------------------------------------------------------------
stock price.
------------

     Nevada corporate law includes provisions that could delay, defer or prevent a change in control of our Company or our management. These provisions could discourage proxy contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result, these provisions could limit the price that investors are willing to pay in the future for shares of our Common Stock. For example:

     (i) without prior stockholder approval, the Board of Directors has the authority to issue one or more classes of Preferred Stock with rights senior to those of Common Stock and to determine the rights, privileges and preferences of that Preferred Stock;

     (ii) there is no cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates; and

     (iii) stockholders cannot call a special meeting of stockholders.

                                MERGER AGREEMENT

     The following is only a summary of the material provisions of the Merger Agreement dated April 8, 2006, between us and EGIG (the "Merger Agreement"). The Merger Agreement is attached to this Information Statement as Appendix A. Please read the Merger Agreement in its entirety.

     On April 8, 2006, we entered into a Merger Agreement with EGIG, Inc., a Cayman Islands corporation, in order to facilitate the acquisition of EGIG. The acquisition is to be accomplished through a merger of Alpha and EGIG into one company, with Alpha remaining as the surviving corporation. Pursuant to the Merger Agreement, we will amend our existing Articles of Incorporation to increase the number of authorized common shares to 1,000,000, par value $0.001 per share. We will then acquire all of EGIG's issued and outstanding shares of common stock in consideration for 899,196,930 "restricted" shares of our Common Stock. There will then be 999,066,260 shares of Common Stock issued and outstanding. As part of the Merger, we will also change our corporate name to "Beicang Iron & Steel Inc."

     Upon the closing of the Merger, current stockholders of EGIG, together with the holders of EGIG's currently outstanding warrants and options, will beneficially own approximately 90% of our issued and outstanding Common Stock and our current stockholders will own approximately 10%. The purpose of the Merger is to allow us to acquire and carry on the business of EGIG. It is anticipated that becoming a part of a publicly held reporting company will enhance EGIG's business visibility and ability to attract and use additional sources of capital.

     The controlling stockholders have, in connection with the transactions contemplated by the Merger Agreement and in addition to approving the Merger Agreement, executed a written consent to take the following actions:

     (i) authorized a change of our corporate name to "Beicang Iron & Steel Inc."; and

     (ii) approved the Amendment to our Articles of Incorporation.

   THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF ALPHA TO CONTROL BY EGIG'S
              CURRENT STOCKHOLDER AND MANAGEMENT AND THE ASSUMPTION
             BY ALPHA OF EGIG'S ASSETS, LIABILITIES AND OPERATIONS.

ALPHA'S REASONS FOR THE MERGER

     In considering and approving the Merger and the Merger Agreement, our Board of Directors considered various factors including:

     (i)  our prospects for the future;

     (ii) EGIG's promising technology, business plan and prospects for growth and expansion; and

     (iii) anticipated increase in our stockholder values as a result of the Merger.

     In agreeing to the Merger, our board believes that the relinquishment of control to EGIG's management and adoption of EGIG's assets and operations will eventually add value to Alpha. Our Board of Directors reached this conclusion after analyzing EGIG's current and planned operations, prospects and managerial resources, which are described in more detail below, and believes that acquiring EGIG's growth potential by means of a Merger is the best opportunity to increase value to our stockholders.

EGIG'S
 REASONS FOR THE MERGER

     In considering and voting upon the Merger and Merger Agreement, the EGIG's Board of Directors considered the following:

     (i) the increased market liquidity expected to result from exchanging stock in a private company for our publicly traded securities;

     (ii) the ability to use registered securities to make future acquisitions of assets or businesses;

     (iii) increased visibility in the financial community;

     (iv) enhanced access to the capital markets; and

     (v) perceived credibility and enhanced corporate image of being a publicly traded company.

     Neither we nor EGIG retained the services of an investment banker or requested a fairness opinion in connection with the Merger transaction.

     The above discussion of the material factors considered by our and EGIG's Boards of Directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the Merger Agreement and the Merger, the respective boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

MATERIAL TERMS OF THE MERGER AGREEMENT

     Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, we will merge with EGIG into one company with our Company remaining as the surviving corporation. We will issue an aggregate of 899,196,930 shares of Common Stock to the EGIG stockholders in exchange for 100% of the issued and outstanding shares of the EGIG's capital stock.

     Immediately prior to the Effective Time of the Merger, we will file the Amendment and Articles of Merger with the Nevada Secretary of State. As part of this filing, we will change our corporate name to "Beicang Iron & Steel Inc."

     At the Effective Time of the Merger, the members of the EGIG Board of Directors holding office immediately prior to the Effective Time will become members of our Board of Directors and all EGIG officers at the effective time will assume the same positions with us.

     Also at the Effective Time, our directors will appoint those persons designated by EGIG to our Board of Directors. Simultaneously, those persons serving as our directors and officers immediately prior to the closing of the Merger will resign from all of their respective positions with us.

EFFECTIVE TIME OF THE MERGER

     The Merger Agreement provides that, subject to the approval of the EGIG stockholders and satisfaction or waiver of other conditions, the Merger will be consummated by filing the Amendment and Articles of Merger and any other appropriate documents, in accordance with the relevant provisions of the NRS, with the Secretary of State of Nevada. We expect the Merger to be consummated promptly after fulfilling the terms and conditions of the Merger Agreement. It is intended that the Closing occur on _____________, 2006, or as soon as practicable thereafter.

MERGER CONSIDERATION

     Upon consummation of the Merger, EGIG common stock shall be converted into shares of our Common Stock. There are 99,869,330 shares of our Common Stock issued and outstanding and 24,000 shares of our Series A Preferred Stock issued and outstanding, each Preferred Share convertible into one share of our Common Stock. Following the Merger, holders of EGIG capital stock will hold 899,196,930 shares of our Common Stock.

     As a result of the Merger, the shares of EGIG's capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing such share immediately prior to the Merger will cease to have any rights with respect to such certificate, except the right to receive the shares of our Common Stock described above.

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains customary representations and warranties of the parties. Each party has made representations and warranties to the other relating to, among other things, Corporate Existence and Power, Corporate Authorization, Governmental Authorization, Non-Contravention, Capitalization, Subsidiaries, Absence of Litigation, Financial Statements, Absence of Certain Changes, Material Contracts, Litigation, Finders' Fees, Taxes, Employee Benefits Plans, Properties, Intellectual Property, Insurance Coverage, Licenses and Permits, Employees, Labor Matters, Environmental Matters, Books and Records; and State Takeover Statutes. For a more detailed description of these representations and covenants, see Sections 3 and 4 of the Merger Agreement, attached hereto as Appendix A"

CONDITIONS TO THE MERGER

     The respective obligations of EGIG and Alpha to complete the Merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as the accuracy of all representations and warranties, the performance and compliance with all covenants, agreements and conditions, the delivery of certificates, documents and legal opinions and the compliance with applicable state laws. No regulatory approval is required to be obtained in connection with the consummation of the Merger.

TERMINATION

     The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the Merger Agreement by our shareholders):

     (a)  by mutual written agreement of Alpha and EGIG;

     (b) by either Alpha or EGIG, if there is any law or regulation that makes acceptance for payment of the shares illegal or otherwise prohibited;

     (c) by either party if the Closing has not occurred by 5:00 P.M., Nevada time, on December 31, 2006, or such later date as Alpha and EGIG may agree; and

     (d) the right to terminate the Merger Agreement under "Conditions to the Merger" shall not be available to any party whose action or failure to act constitutes a breach of the Merger Agreement.

     The  party  desiring  to  terminate  the  Merger   Agreement   pursuant  to
"Conditions to the Merger" shall give notice of such termination to the other party.

     If the Merger Agreement is terminated pursuant to "Conditions to the Merger," the Merger Agreement shall become void with no liability on the part of any party, except if such termination results from the willful failure of either party to perform a covenant, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure.

AMENDMENT AND WAIVER

     Any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after the adoption of the Merger Agreement by the stockholders of Alpha and without their further approval, no such amendment or waiver shall reduce the amount or change the kind of consideration to be received in exchange for the Shares.

           CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER

CHANGE IN CONTROL

     A change of control of our Company will occur as a result of the Merger, pursuant to which the stockholders of EGIG will become our stockholders and will own, beneficially and collectively, approximately 90% of the issued and outstanding shares of our Common Stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Because no action is being taken in connection with the current outstanding shares of our Common Stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the Merger. It is expected that the issuance of our shares of Common Stock to EGIG stockholders pursuant to the Merger will be tax-free to those persons.

ACCOUNTING TREATMENT OF THE MERGER

     The Merger transaction is expected to be accounted for as a reverse acquisition in which EGIG is the accounting acquirer and we are the legal acquirer. Current management of EGIG is expected to continue as our management following the Merger. Because the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be charged to expenses. See the accompanying unaudited consolidated pro forma financial information included elsewhere in this Information Statement.

FEDERAL SECURITIES LAW CONSEQUENCES

     The shares of Alpha Common Stock to be issued to the EGIG stockholders in connection with the Merger will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), at the effective time of the Merger. It is intended that such shares will be issued pursuant to the exemption from registration provided by Regulation S of the Securities Act. These shares shall be "restricted" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration. Under the provisions of Rule 144, restricted securities may be sold into the public market after being held for a minimum of one (1) year, subject to limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of 1% of the shares then outstanding in a broker's transaction, providing that we are current in our filings pursuant to the Exchange Act. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months, and who has held restricted shares for at least two years would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

OUR OPERATIONS AFTER THE MERGER

     Following the Merger, our business activities will be those of EGIG described elsewhere herein. At the effective time of the Merger, our directors and executive officers will be replaced by the directors and executive officers of EGIG.

     We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. It is anticipated that our Common Stock will not be listed on any national securities exchange or on the NASDAQ Stock Market, but will continue to be listed on the OTCBB, under a new trading symbol. The principal office of EGIG will become our principal office.

                               DISSENTERS' RIGHTS

     Holders of our Common Stock who have not voted in favor of the Merger and the Amendment are entitled to assert dissenters' rights under Nevada law in connection with the Merger and to obtain payment of the fair value of their shares of Common Stock, provided that they otherwise complied with the applicable requirements of Nevada law. Fair value means the value of the shares immediately before the effective date of the Merger, excluding any appreciation or depreciation in anticipation of the Merger unless such exclusion would be inequitable. This right to dissent is set forth in Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes, and copies of these sections are included in this Information Statement as Appendix E.

     The description of dissenter's rights and Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes contained in this Information Statement does not purport to be complete and is qualified in its entirety by reference to the text of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes, which is incorporated in this Information Statement by reference.

DISSENTER'S NOTICE

     The Nevada Revised Statutes require us to deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert dissenters' rights.

DEMAND FOR PAYMENT

     The dissenters' notice is required, among other things, to supply a form for demanding payment, state where the demand for payment must be sent and where and when certificates for shares must be deposited and set a date by which we must receive the demand for payment.

     An eligible stockholder wishing to dissent from the Merger is required deliver to us a demand for payment for his or her shares of our Common Stock, together with the certificates for such shares. The form for demanding payment requires, among other things, a stockholder to certify whether he or she acquired beneficial ownership of such shares of our Common Stock before April 8, 2006, the date of the first announcement of the terms of the Merger to the news media or to our stockholders. If a stockholder does not submit the payment demand form and our Common Stock certificates by such deadline, the stockholder will no longer be a dissenting stockholder.

     All references in this summary to a "stockholder" are to the record holder of the dissenting shares. If dissenting shares were held of record in the name of another person, such as a broker or nominee, the dissenting stockholder will be required to act promptly to cause such record holder to follow properly and in a timely manner the steps described in this Information Statement and in Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes to perfect dissenters' rights.

PAYMENT FOR SHARES

     Within 30 days after receiving a dissenting stockholder's payment demand form and Common Stock certificates, we will be required to pay such dissenting stockholder, provided that such stockholder complied with the requirements of Nevada law, in accordance with Nevada law, our estimate of the fair value of the our Common Stock for which certificates were submitted, plus accrued interest. Accompanying the payment will be our financial statements as of and for the end of a fiscal year ending not more than 16 months before the date of payment and the latest available interim financial statements, if any. Also accompanying the payment will be a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenting stockholder's rights to demand payment of such stockholder's estimate of fair value, and a copy of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes.

     If the dissenting stockholder was not the beneficial owner of the shares before the date the terms of the Merger were first announced to the news media or to our stockholders, we will have the right to elect to withhold payment from such dissenter. To the extent that we elect to withhold payment from such dissenter, after effecting the Merger, we will be required to estimate the fair value of such holder's shares, plus accrued interest, and to offer to pay this amount to each dissenter who agreed to accept it in full satisfaction of his or her demand. Accompanying the offer will be a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenting stockholder's rights to demand payment of such stockholder's estimate of fair value, and a copy of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes.

     If a dissenting stockholder believed that the amount paid or offered for such holder's shares was less than the fair value of such holder's shares or that the interest due was incorrectly calculated, such dissenting stockholder would have had the right to notify us in writing of his or her own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of his or her estimate, less any prior payment for such shares. Or, if the dissenting stockholder was only entitled to receive our offer to pay fair value as described in the immediately preceding paragraph, the dissenting stockholder will have the right to reject the offer and demand payment of the dissenting stockholder's estimate of the fair value of his or her shares and interest due. If a dissenting stockholder did not send a notice demanding additional payment within 30 days after we made or offered payment for his or her shares, the dissenting stockholder will not have had the right to receive any amount in excess of the estimate of fair value, plus accrued interest already paid or offered by us.

COURT PROCEEDING TO DETERMINE FAIR VALUE

     If a demand for payment remained unsettled for 60 days following our receipt of the payment demand, we will be required to petition a court to determine the fair value of the shares and accrued interest. Court costs may be paid by us unless the court found that one or more dissenting stockholders acted arbitrarily, vexatiously or not in good faith in demanding payment, in which case, some or all court costs may have been allocated to such dissenting stockholder or stockholders. Attorneys' and experts' fees may be assessed against us if the court found that we did not comply with Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes or acted arbitrarily, vexatiously or not in good faith with respect to such rights. Attorneys' and experts' fees also may be assessed against one or more dissenting stockholders if those stockholders acted arbitrarily, vexatiously or not in good faith with respect to their rights under Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes.

     Failure to comply strictly with all the conditions for asserting rights as a dissenting shareholder, including the time limits referred to in Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes, will result in loss of such dissenters' rights.


                                   NAME CHANGE

     On April 8, 2006, our Board of Directors voted unanimously to authorize and recommend that in connection with the Merger, our stockholders approve a change of our corporate name. On April 8, 2006, this action was also approved by a majority of controlling stockholders, acting by written consent.

     Upon the filing of the Amendment and Articles of Merger with the Nevada Secretary of State, which will occur upon the closing of the Merger, our corporate name will be changed to "Beicang Iron & Steel Inc." Our Board believes that the new name will better reflect the nature of our business following the Merger.

     After the Merger, we anticipate that the our Common Stock will continue to be listed on the OTCBB, and that the trading symbol will be changed from "ASPC" to a symbol that will reflect the change of our corporate name. Our name change and the anticipated change of our trading symbol will not have any affect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Alpha Spacecom, Inc." will continue to be valid and to represent shares of our Company. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates. The name change will be reflected by book entry. Stockholders holding physical certificates should not destroy those certificates or surrender them to us for reissue; certificates bearing the name "Beicang Iron & Steel Inc." should be retained in a secure location, as they will continue to represent shares of our Company.

PURPOSE AND EFFECT OF THE AMENDMENT

     The proposed Amendment and name change are subject to and conditional upon the closing of the Merger. Without the Amendment, we would not have sufficient number of authorized Common Shares to engage in the Merger pursuant to the agreed upon terms and conditions.

     The market price of our Common Stock is also based on factors that may be unrelated to the number of shares outstanding. These factors include our performance, general economic and market conditions and other factors, many of which are beyond our control.

     The Amendment will not affect the par value of our Common Stock.


                   INFORMATION RELATING TO ALPHA'S SECURITIES

     As of the date of this Information Statement there are 99,869,330 shares of our Common Stock issued and outstanding. Each share entitles the record holder to one vote on all matters that are presented to shareholders for their consideration. The Common Stock is our only issued and outstanding security.

     Following the consummation of the Merger, we will have 999,066,260 shares of Common Stock issued and outstanding. Following the filing of the Amendment, we will have 1,000,000,000 shares of our Common Stock authorized.

     The following table sets forth the number of Common Shares issued and outstanding as of the date of this Information Statement and upon consummation of the Merger and shares of unissued shares of Common Stock available for issuance as of the date of this Information Statement and upon consummation of the Merger.

     Pre Merger/Amendment
     --------------------
          Common Stock Issued and Outstanding.................99,869,330
          Common Share Authorized but Unissued...............101,130,670
          Common Shares Reserved for Issuance
               (Series A Preferred Stock).........................24,000

     Post Merger/Amendment
     ---------------------
          Common Stock Issued and Outstanding................999,066,260
          Common Share Authorized but Unissued...................933,740
          Common Shares Reserved for Issuance.....................24,000


                            CONTROLLING STOCKHOLDERS

     Under Section 14(c) of the Exchange Act, the actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this
Information   Statement  is  furnished   solely  for  the  purpose  of  advising
stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND
                           AFFILIATES PRIOR THE MERGER

     The following table sets forth as of the date of this Information Statement certain information with respect to those persons known by us to be record or beneficial owners of more than 5% of our outstanding Common Stock, with respect to each Officer and Director, and with respect to all Directors and Officers as a group. All ownership is direct unless otherwise noted. Percentage ownership is based on the 99,869,330 shares currently outstanding.

     Name and Address            Amount and Nature of
   of Beneficial Owner         Beneficial Ownership(2)(3)      Percent of Class

Xuedong Hu (1)                     60,904,014 Shares                    61%
Room 710, Zhou Ji Building
No. 16 Ande Road
Dongcheng District,
Beijing, 100011 China

Jian Wang (1)                      10,000,000 Shares                    10%
Room 710, Zhou Ji Building
No. 16 Ande Road
 Dongcheng District,
Beijing, 100011 China

Rain Zhang (1)                     10,000,000 Shares                    10%
Room 710, Zhou Ji Building
No. 16 Ande Road
Dongcheng District,
Beijing, 100011 China

All Officers and Directors         80,904,014 Shares                    81%
as a Group (3 Persons)
---------------------
(1)  Officer and director of our Company.

(2) Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this Information Statement are deemed to be outstanding and to be beneficially owned by the holder thereof for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. As of the date of this Information Statement, there were no options or warrants issued or outstanding.

(3) At December 31, 2004, these shares were held by entities owned by Mr. Hu and were in the form of our Series B Convertible Preferred Stock. In 2005, these shares were converted into shares of our Common Stock and title of the shares of Common Stock issued upon conversion were issued in Mr. Hu's name, directly.


               SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT
                       AND AFFILIATES FOLLOWING THE MERGER

     The following table sets forth certain information with respect to the anticipated beneficial ownership of our Common Stock, after giving effect to the Merger, by each stockholder expected by us to be the beneficial owner of more than 5% of our Common Stock and by each of our anticipated directors and executive officers and by all of the anticipated directors and executive officers as a group.

     Shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of Common Stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the expected effective time of the Merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. The information contained below is based upon 999,066,260 shares of Common Stock to be issued and outstanding on a post-Merger basis.

                                                Amount and Nature
                       Name and Address           of Beneficial        Percent
Title of Class       of Beneficial Owner            Ownership          of Class
--------------       -------------------            ---------          --------

Common          Hou Beicang (1)
                12/F, Beicang Building              899,196,930           90%
                Taiyuan City, Shanxi Province
                People's Republic of China.

Common          All Officers and Directors as a     899,196,930           90%
                Group (1 person)
----------------------
(1)  Officer and/or director following closing of the Merger.


                    ANTICIPATED BUSINESS FOLLOWING THE MERGER

BUSINESS OF EAST GLORY INVESTMENTS GROUP LIMITED

     Following the Merger we will assume all of the business, assets, operations and liabilities of EGIG. EGIG was incorporated under the laws of the Cayman Islands on July 26, 2005, and holds all of the issued and outstanding share capital of Trinity Link Holdings Ltd. ("Trinity Link"), which was incorporated under the laws of the British Virgin Islands on August 18, 2005. Trinity Link in turn holds all of the issued and outstanding share capital of Shanxi Bestlink Management Consulting Co. Ltd. ("Bestlink"), which was incorporated under the laws of the People's Republic of China on December 30, 2005. Neither EGIG, Trinity Link nor Bestlink have carried on any substantive operations of their own, except that Bestlink has entered into certain exclusive agreements with Pinglu County Changhong Ferroalloy Co. Ltd. ("PL"), Fanshi County Xinyu Iron Resources Co. Ltd. ("FS") and other relevant parties.

     PL was incorporated under the laws of the People's Republic of China on March 3, 2003; FS was incorporated under the laws of the People's Republic of China on January 17, 2004. PL and FS are both limited liability companies.

     The majority of the paid-in capital of both PL and FS was funded by the shareholders of EGIG. On January 5, 2006, Bestlink entered into certain exclusive agreements with both PL and FS and their shareholders. PL and FS hold the licenses and approvals necessary to operate the iron ore refinery businesses in China. Pursuant to these agreements, Bestlink provides exclusive management, consulting and other general business operation services to PL and FS in return for a services fee which is equal to 95% of PL and FS's revenue less their operational cost and fees. In addition, PL and FS's shareholders have pledged their equity interests in PL and FS to Bestlink, irrevocably granted Bestlink an exclusive option to purchase, to the extent permitted under PRC law, all or part of the controlling equity interests in PL and FS and agreed to entrust all the rights to exercise their voting power to the person(s) appointed by Bestlink. Through these contractual arrangements, EGIG, through Bestlink, has the ability to substantially influence PL and FS's daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder approval.

     As a result of these contractual arrangements, which obligates EGIG, through Bestlink, to absorb a majority of the risk of loss from PL and FS's activities and enable EGIG, through Bestlink, to receive a majority of its expected residual returns, EGIG accounts for PL and FS as its variable interest entities ("VIE") under FASB Interpretation No. 46R ("FIN 46R"), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," because the equity investors in PL and FS do not have the characteristics of a controlling financial interest and EGIG should be considered the primary beneficiary of PL and FS. Accordingly, EGIG consolidates PL and FS's results of operations, assets and liabilities.

     Located in Pinglu County and Fanshi County, respectively, in the southern and northern part of Shanxi Province of China, PL and FS engage in the refinery of iron ores. PL produces ferrochromium alloy, whereas FS produces pelle9tized iron that is used in steel manufacturing. Customers of PL and FS include major steel manufacturers in China.

     The largest customer of PL is Taiyuan Iron and Steel (Group) Co., Ltd. ("TISCO"), which is currently the largest stainless steel producer in China, and remains to be in the top eight stainless steel producer in the world. PL has a long-term relationship with TISCO and has been considered by TISCO as one of its strategic partners. In addition, as TISCO is also located within Shanxi, the proximity to the major highway has given PL a big advantage.

     In addition to TISCO, PL also sells its products to customers in Shanghai, Zhejiang, Shangdong, Hebei and Henan provinces.

     FS has also entered into a 5-year sales contract with Changchi Enterprise, which in turn sells to Linfen. Changchi has agreed to purchase a minimum of 300,000 tons of acid pellets produced by FS annually, representing 75% or more of FS's current annual capacity of 400,000 tons. FS also has sales agreements with other large-scale steel manufacturers in China, including Handan Iron & Steel Group Co. Ltd. in Hebei province, Changzhi Iron & Steel (Group) Co. Ltd. in Shaanxi, Qingdao Iron & Steel Plant and Tianjin Steel Plant.

     China witnessed a slight shortage of acid pellets in 2006 due to the shortage of supply from international markets and strong demand within China. This is also expected to be the market situation for the coming 5 years if China maintains its economic growth at a modest rate.

     Major raw materials used by PL include chromium, silica, coke powder, iron oxide, etc. The major supplies come from chromium mines in Tibet, India, Pakistan, Turkey and the Philippines. PL maintains long-term relationship with import agents, which provides for the continuous and steady supply of raw materials.

     The raw material for the production of acid pellets is fine ore. FS's largest supplier is Changchi Enterprise (Group) Ltd. (a related company owned by Mr. Hou Beicang). Changchi Enterprise leases from New Linfen Steel & Iron Co. Ltd (a major state-owned steel manufacturer, hereinafter referred as "Linfen") a 5-year mining right over 2 iron mines with an aggregate reserve of 20 million tons of 25%-36% iron ores that has an average annual output of 2 million tons. In addition, Changchi Enterprise also operates three ore dressing plants with an aggregate annual output of 300,000 ton 64.5% fine ore. It is intended that the mining and ore dressing operations of Changchi will be transferred to FS in due course.

COMPETITION

     The following table presents the principal competitors to the business of FS.


  Name of major competitors    Main Products       Market Situation              Market Share
  -------------------------    -------------       ----------------              ------------
Fanshi Huamao Acid Pellet       Acid Pellet    Supplying minor factories  Lower than 1.5% of total
Factor                                                                    requirement of Linfen Steel

Jiujia Acid Pellet Factor of    Acid Pellet    Self-consumption           Around 5% of total
Fanshi Jiujia Iron and Steel                                              requirement of Linfen Steel
Company

Shougang Miyun Iron Ore         Mine Powder    Supply Linfen Steel        5% of total requirement of
Factory                                                                   Linfen Steel

     Linfen Steel self-produced acid pellet amount to 50% of its total requirement, and the amount FS supplied amounts to 45%.

EMPLOYEES

     As of the date of this Information Statement, EGIG has 581 employees. Bestlink employs thirteen persons, including Wang Junsheng as Director and Vice General Manager, Ren Yaoting as Director and Vice General Manager and Mr. Hou Beicang as Chairman and General Manager.

     PL has 311 employees, 303 of which are workers and 8 managers. Mr. Ren Yaoting and Mr. Zhang Xiaoting, each employed by Bestlink, devote their time to the business of PL in accordance with the Operation and Service Agreement between the two companies. FS has 261 employees, including 250 workers and 11 managers. Mr. Wang Junsheng and Mr. Gao Jinting each employed by Bestlink, devote their time to the business of FS in accordance with the Operation and Service Agreement between the two companies. Management believes that its relationship with its employees is satisfactory.

FACILITIES

     Our principal place of business is located at 8/F, Beicang Building, Taiyuan City, Shanxi Province, People's Republic of China., which consists of 443 square feet of executive office space. This space is leased at a monthly lease cost of $1,661 pursuant to a written lease that expires in December 2010.

     The major production facilities of PL include two owned 6,300 KVA ore hot stoves and one leased 12,500 KVA ore hot stove. FS's production facilities are based in Fanshi County in the northern part of Shanxi Province. FS's plant occupies a total area of 6.76 hectors (around 16.7 acres), consisting of one 10m(2) shaft furnace with an annual capacity of 400,000 tons of acid pellets. It is expected that a second shaft furnace shall be added in the near future.

GOVERNMENT REGULATIONS

     The operations of both PL and FS are subject to significant governmental regulation. Management believes that both PL and FS are in full compliance with all governmental regulations applicable to the respective business operations of each entity.


                        DIRECTORS AND EXECUTIVE OFFICERS

     The following sets forth the names and ages of all of our Directors and Executive Officers, positions held by such person, length of service, when first elected or appointed and term of office.

                           First Elected
     Name         Age    or Appointed/Term            Position
     ----         ---    -----------------            --------
  Xuedong Hu       43    December 2001       Chairman, CEO and CFO
  Jian Wang        31    June 2003           Chief Operating Officer, Director
  Rain Zhang       31    March 2005          Secretary

COMPENSATION OF DIRECTORS & STANDARD ARRANGEMENTS

     None of the members of our Board of Directors are paid a per diem fee for attendance at meetings of the Board of Directors and committees thereof. In addition, if required, they are reimbursed for travel expenses and lodging arranged for them, at our expense. At this time, adequate funds are not available to provide liability insurance for the Company's directors and officers. Directors are reimbursed for all out of pocket expenses incurred in the performance of their roles, subject to provision of receipts in form and substance adequate to satisfy Internal Revenue Service audit requirements.

BIOGRAPHIES OF DIRECTORS AND OFFICERS

     Xuedong Hu. Since December 2001, Mr. Hu has been the Chairman of the Board and Chief Executive Officer of our Company. He was appointed our Chief Financial Officer in April 2005. He began his professional career in the technology business in China in the mid-1990's. In 1997, he explored the feasibility of a Ka regional system for Asia Pacific. He devotes substantially all of his time to the business of our Company.

     Jian Wang. Mr. Wang assumed his position as Chief Operating Officer and a Director with us in June 2003 and was previously responsible for the development of the Digital Cinema and Satellite-Pay-Per-View projects in China, until we abandoned these projects. From June 2002 through February 2003, he was a system engineer with us. From May 2000 through May 2002, he was a technical leader for Digital Media Gateway Corp. He received a Bsc degree in 1998 from Communication University of China with a degree in electronic engineering. He devotes substantially all of his time to the business of our Company.

     Rain Zhang. Ms. Zhang assumed her position as Secretary with us in March 2005. Since March 2003, Ms. Zhang has been self-employed, doing business as Pinnacle International LLC, a New York limited liability company engaged in providing financial consulting services to small public and private companies internationally. Prior, from March 2002 through February 2003, Ms. Zhang was employed by Benchmark Capital Group, New York, NY, as a as a research analyst. From September 2001 through February 2002, she was unemployed. Ms. Zhang received a Masters of Business Administration degree from Case Western University in 2001 and a Bachelor degree in economics from the University of International Business and Economics in Beijing, China in 1998. She devotes substantially all of her time to the business of our Company.

     There have been no events under any bankruptcy act, any criminal proceedings and any judgments or injunctions material to the evaluation of the ability and integrity of any director or executive officer during the past five years.

     On the closing of the Merger, our current officers and directors will resign and will be replaced, without stockholder action, by the following person.

               Name        Age                Future Position
               ----        ---                ---------------

           Hou Beicang      43    Chief Executive Officer,
                                  Chairman of the Board, President, Chief
                                  Financial and Administrative Officer,
                                  Secretary, Treasurer

RESUME OF NEW MANAGEMENT

     Hou Beicang will become our Chairman, Chief Executive Officer, President Chief Financial and Administrative Officer, Secretary and Treasurer upon closing of the Merger. Since March 2003, he has been the Chairman and Legal Representative of Pinglu Changhong FerroAlloy Co. Ltd., where he has been responsible for the day-to-day operations. Prior, from 1997 through March 2003, he was the Chairman and General Manager of Shanxi Changchi Industries Co Ltd., Taiyuan Shanxi, PRC, where he was responsible for the day-to-day operations. Through this company, he has controlling interests in Xinyu Iron Resources Co. Ltd. He received a degree in 1987 from Open University in China. He intends to devote substantially all of his business time to our operations.

     It is anticipated that additional officers and/or directors will be appointed or elected following the Merger. However, as of the date of this Information Statement, no individual has agreed to act in such capacities.

                             EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to us for the years ended December 31, 2005, 2004 and 2003, of our Chief Executive Officer, as well as those persons who received in excess of $100,000 in annual compensation from us during the aforesaid time.

                           SUMMARY COMPENSATION TABLE

                                            Long Term Compensation
                                       -------------------------------
                  Annual Compensation          Awards          Payouts
                 --------------------- ----------------------- -------
                              Other
                              Annual   Restricted  Securities          All Other
 Name and                     Compen-     Stock    Underlying   LTIP   Compen-
 Principal       Salary Bonus sation    Award(s)  Options/SARs Payouts  sation
 Position   Year  ($)    ($)    ($)        ($)         (#)       ($)      ($)
----------- ---- ------ ----- -------- ---------- ------------ ------- --------

Xuedong Hu, 2003 $    0 $   0 $      0 $        0       0      $     0 $      0
Chairman,   2004 $    0 $   0 $      0 $        0       0      $     0 $      0
President   2005 $    0 $   0 $      0 $        0       0      $     0 $      0

     No other officer or director of Alpha received compensation in excess of $100,000 in either of the past two years.

     During EGIG's most recent fiscal year, Mr. Beicang did not receive any salary or other compensation. No officer of EGIG was paid in excess of $100,000 in the last fiscal year. Compensation to be paid the officers of the EGIG for 2006 and thereafter will be determined by the Board of Directors of EGIG.

     EGIG may award stock options to key employees, members of management, directors and consultants under stock option programs as bonuses based on performance. However, as of the date of this Information Statement, no such plans have been adopted by EGIG.


                           RELATED PARTY TRANSACTIONS

     We have financed our general and administrative expenses primarily through advances from officers and shareholders. At December 31, 2005, we had $1,550,797 in Directors and shareholder advances outstanding which were unsecured, non-interest bearing and due on demand.

     In April 2005, we moved our principal place of business to the offices of our current President and Chief Executive Officer, located at Room 710, Zhou Ji Building, No. 16 Ande Road, Dongcheng District, Beijing, 100011 China. This space consists of 1,660 square feet of executive office space and is provided to us by the Officer on a rent-free basis.

     As of the date hereof, no other related party transactions exist between Alpha and its present directors, officers or 5% or greater shareholders or any affiliate thereof, either individually or through ownership of a controlling interest in any company or other entity and no related party transactions are planned as between such persons and Alpha.

     Relevant to EGIG, the following are related party transactions:

     At December 31, 2005, trade receivables from related parties consist of:

                                                            2005        2004
                                                        ----------  -----------
     Taiyuan Changchi Enterprise (Group) Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                        $1,512,155  $         -
                                                        ==========  ===========

     Trade accounts receivable from related parties arose from sales to those related companies in the ordinary course of VIEs' business.

     At December 31, 2005, trade payables from related parties consist of:

                                                            2005        2004
                                                        ----------  -----------
     Shanxi Haixin Material Company Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                        $  156,167  $         -
     Taiyuan Changchi Enterprise Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                           737,014            -
                                                        ----------  -----------
                                                        $  893,181  $         -
                                                        ==========  ===========

     At December 31, 2005, amount due from related parties consist of:

                                                            2005        2004
                                                        ----------  -----------

     Taiyuan Changchi Enterprise (Group) Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                        $   12,391  $         -
     Pinglu Changsheng Stainless Steel Material
       Company Limited, under control by Mr. Ren
       Yaoting, a director of the Company                   34,718            -
     Shanxi Yujing Trading Company Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                                 -      120,482
     Shanxi Quayue Material Company Limited,
       under common of Mr. Hou Beicang,
       a director of the Company                                 -       120,482
     Mr. Wang Jinseng, a director of the Company            39,535       120,482
     Mr. Ren Yaoting, a director of the Company            224,028         1,099
     Mr. Hou Beicang, a director of the Company            458,973        78,971
                                                        ----------  -----------
                                                        $  769,645  $    441,516
                                                        ==========  ============

     Trade accounts receivable and payables arose from sales and purchase to and from related companies in the ordinary course of EGIG's business.

     At December 31, 2005, amount due from related parties consist of:

                                                            2005        2004
                                                        ----------  -----------

     Taiyuan Changchi Enterprise (Group) Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                        $        -  $   120,482
     Shanxi Zhenghong Enterprise Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                                 -      310,571
     Mr. Li Zhenguan, a director of PL                       8,674       19,787
                                                        ----------  -----------
                                                        $    8,674  $   450,840
                                                        ==========  ===========

     At December 31, 2005, sales to related parties consist of:

                                                            2005        2004
                                                        ----------  -----------

     Taiyuan Changchi Enterprise (Group) Limited,
       under commonn control of Mr. Hou Beicang,
       a director of the Company                        $4,563,245  $         -
                                                        ==========  ===========

     At December 31, 2005, purchases from related parties consist of:

                                                            2005        2004
                                                        ----------  -----------

     Taiyuan Changchi Enterprise (Group) Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                        $3,015,317  $         -
     Pinglu Changsheng Stainless Steel Material
       Company Limited, under control by Mr. Ren
       Yaoting, a director of the Company                  233,634            -
     Shanxi Haixin Material Company Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                         1,598,771            -
     Shanxi Zhenghong Enterprise Limited,
       under common control of Mr. Hou Beicang,
       a director of the Company                         1,588,335      637,626
                                                        ----------  -----------
                                                        $  637,626  $   637,626
                                                        ==========  ===========

     Balances with related parties represent advances to or loans from the respective related parties, are interest free, unsecured, and have no fixed repayment date. It is expected that the balances will be received or repaid within one year.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC.

     Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no forms were required for those persons, we believe that all filing requirements applicable to officers, directors and greater than 10% beneficial owners were complied with.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Our Board of Directors reviews and approves audit and permissible non-audit services performed by our independent accountants, as well as the fees charged for such services. In our review of non-audit service fees and our appointment of De Joya & Company and subsequently Kabani & Company and Ronald R. Chadwick, P.C. as our independent accountants, our Board of Directors considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Ronald R. Chadwick, P.C. in the fiscal year ended December 31, 2005, and De Joya & Company for in the fiscal year ended December 31, 2004, were approved by our Board of Directors.

AUDIT FEES

     The aggregate fees billed by Ronald R. Chadwick, P.C. for professional services for the audit of our annual financial statements for our fiscal years ended December 31, 2005 and 2004 was $31,500 and $32,000, respectively.

     The aggregate fees billed by Kabani & Company for professional services for the audit of our annual financial statements and the reviews of the financial statements included in our quarterly reports on Form 10-QSB for 2005 was $0.

     The aggregate fees billed by De Joya & Company for professional services for the audit of our annual financial statements and the reviews of the financial statements included in our quarterly reports on Form 10-QSB for 2005 was $35,000, net of expenses.

AUDIT-RELATED FEES

     There were no other fees billed by our current or prior independent auditors during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and not reported under "Audit Fees" above.

TAX FEES

     The aggregate fees billed by Ronald R. Chadwick, P.C. during the last fiscal year for professional services rendered for tax compliance for fiscal years ended December 31, 2005 and 2004 was $0.

     The aggregate fees billed by Kabani & Company during the last fiscal year for professional services rendered for tax compliance for fiscal year ended December 31, 2005 was $0.

     The aggregate fees billed by De Joya & Company during the last fiscal year for professional services rendered for tax compliance for fiscal year ended December 31, 2005 was $0.

ALL OTHER FEES

     Upon information and belief, there were no other fees billed by Ronald R. Chadwick, P.C., Kabani & Company, or De Joya & Company during the last two fiscal years for products and services provided.


             STANDING AUDIT, NOMINATING AND COMPENSATION COMMITTEES

     Alpha does not have an audit, nominating or compensation committee.


              INFORMATION RELATING TO BOARD OF DIRECTORS MEETINGS.

     During fiscal 2005, our Board of Directors held no meetings, but took action three (3) separate times by unanimous consent.

                                LEGAL PROCEEDINGS

     We are involved in two legal proceedings, one in U.S. District Court for the Central District of California (the "California case"), located in Los Angeles, California, the other in Colorado State Court (the "Colorado case"). In both cases, Alpha Spacecom, Inc. is a Plaintiff entity. Alpha Spacecom became a Plaintiff in each matter at the direction of two former members of our board of directors, Terrence Sien and Brian Brick. One of our current directors, Xuedong Hu is a defendant in the California litigation and two of our current directors, Mr. Hu and Jian Wang were defendants in the Colorado litigation.

     Tridon Trust is also a Plaintiff in both the California case and the Colorado case. Tridon is one of our shareholders and Mr. Paul Ebeling, a former officer and director of Tridon Enterprises (now Alpha Spacecom, Inc.), may occupy a position of management with Tridon Trust.

     These matters arose in 2003 when we entered into a cooperation agreement with the China Film Group. As part of that cooperation agreement, the parties were looking at forming a joint venture that would require us to provide capital. The cooperation agreement is described in more detail in our SEC filings made in 2003 and 2004, including our Form 10-QSB for the six-month period ended June 30, 2004. The cooperation agreement was set to expire July 28, 2004 if no joint venture had been negotiated and no funding was available. The agreement expired pursuant to its terms.

     On or about September 28, 2004, Messrs. Brian Brick and Terrence Sien, two of our then directors, allege they gave notice to the remaining two directors, Messrs. Wang and Hu, that the board would hold a special meeting October 1, 2004. Hu and Wang deny they received any such notice.

     On October 1, 2004, a special meeting of our Board of Directors was purported to have been convened by Messrs. Brick and Sien. They were the only directors who attended and they declared a quorum, despite the fact that only 2 of the 4 directors were in attendance. At this alleged meeting the attending directors voted in favor of resolutions "accepting" the resignations of Hu and Wang from their positions as directors. Messrs. Wang and Hu deny that they ever tendered such resignations and to date, no letters of resignation from them have been produced. The attending directors then proposed and voted in favor of resolutions removing Mr. Hu as our CEO and authorizing the Colorado suit filed November 29, 2004, and to adjourn and reconvene the board meeting October 15, 2004.

     The California and Colorado cases are more fully explained below.

Alpha Spacecom, Inc. and Tridon Trust v. Xuedong Hu, Jian Wang, and Alpha Sky Investment LTD., Case Number 04 CV 9819, District Court, City and County of Denver, Colorado

Alpha Spacecom, Inc. and Tridon Trust, Appellants; Xuedong Hu, Jian Wang, Alpha Sky Investment Company Limited, Appellees; Case Number 05 CA 1244, Colorado Court of Appeals

     This case was originally filed on November 29, 2004, by Tridon Trust and Alpha Spacecom. At that time, Messrs. Brick and Sien claimed to be the only board members of Alpha Spacecom, Inc. and directed the filing of the suit. Our current management believes that this suit was not properly authorized, as this action was taken by only two of our then four directors.

     The complaint filed in that case had four basic claims: (1) a request to have the judge declare that Xuedong Hu and Jian Wang resigned their positions as directors by their conduct effective October 15, 2004; (2) a request to have the judge declare that the remaining directors lawfully removed Xuedong Hu as our Chief Executive Officer, effective October 15, 2004; (3) a request to have the judge order the removal of Hu and Wang under the guidelines contained in Colorado law for alleged dishonest and fraudulent conduct; and (4) asking the judge to rescind the December 2001 Share Exchange Agreement (more fully described in prior SEC filings on and after December 9, 2001). Through Brick and Sien, Alpha alleged that the 2001 Share Exchange Agreement, pursuant to which Hu obtained a beneficial interest in our shares of Series B Preferred convertible stock and a majority interest in Alpha Spacecom, Inc., was invalid and the stock should be returned.

     The defendants named in this Colorado case, Xuedong Hu, Jian Wang and Alpha Sky Investment Company, Ltd filed a motion asking the Court to dismiss all four claims asserted by Alpha and Tridon Trust. Mr. Hu also filed a motion asking the Court to order the Company to hold a special shareholder meeting and determine his right to vote at that meeting.

     The Court held a hearing on March 18, 2005 and the attorneys for each side presented arguments and evidence on the issues before the Court. At the close of the hearing, the trial court judge entered orders dismissing the first two claims made by Alpha and Tridon, stating that they could not validly remove Mr. Hu and Mr. Wang from the Board of Directors of our Company. The Court also ruled that we had to hold a shareholder meeting to address three issues, and had to cooperate with Mr. Hu to properly notice and hold that meeting. The Judge in the case also found that Mr. Hu was entitled to vote all of his approximate 82% ownership interest in our Company at that meeting.

     On March 25, 2005, Alpha and Tridon filed a voluntary notice of dismissal of their claims with the Colorado District Court. Based upon the Court's order on March 18, 2005, the first two of the four claims were no longer pending. On March 25, 2005, the third and fourth claims were therefore voluntarily dismissed and are no longer pending. As of that date, Alpha and Tridon no longer had any claims against the defendants pending in the Court. On March 30, 2005, the Judge signed the written form of the orders he entered March 18, 2005.

     Alpha and Tridon filed a motion in the trial court under Colorado procedural rules asking the Court to decide that it did not have jurisdiction to sign the written order of March 30, 2005. They did not contest the Court's substantive order of March 18, 2005 itself, including the order that we hold a shareholder meeting and that Mr. Hu was entitled to vote the shares he beneficially owned. The Judge denied that motion.

     Alpha and Tridon filed a Notice of Appeal with the Colorado Court of Appeals on June 15, 2005, Case No. 05 CA 1244. They are asking the Court of Appeals to decide that the trial court judge did not have the authority to put his March 18, 2005 order into a written form and that without a written order, the orders of March 18, 2005 were not valid. Both sides have filed briefs in the case and are waiting for the Court to determine if an oral argument will be scheduled. We do not anticipate a decision before the end of the year.

     If the Court of Appeals determines that the judge did not have the authority to enter the written order, it may vacate the original orders. If those orders are no longer valid, then the Colorado case will be over, but there will be no determination of the validity of the shareholder meeting already held. If however, the Court orders are valid, the shareholder meeting and vote will be valid as well, absent some other basis upon which a shareholder might contest its validity.

     Please note that the validity of the meeting and vote is currently the subject of the California case described below as well.

Tridon Trust v. Xuedong Hu, Alpha Sky Investment Limited, Alpha Spacecom Company Limited, and Does 1-10, Case No. CV05 3295DT(RCx), U.S. District Court, Central District of California

     On May 3, 2005, Tridon Trust filed a suit in the Federal District Court located in Los Angeles, California. Tridon Trust is a shareholder of our Company, and Alpha Spacecom Company Limited is a subsidiary of our Company as a result of the prior Share Exchange Agreement of December 9, 2001. This suit originally sought damages based upon alleged fraud and misrepresentations leading up to the Share Exchange Agreement closing. The suit also sought to rescind the Share Exchange Agreement.

     Mr. Hu and Alpha Sky Investment Limited filed a motion to dismiss all of the claims in the original case. Prior to the date set for hearing, the attorney representing Tridon Trust filed a First Amended Complaint on behalf of both Tridon and Alpha Spacecom. This new complaint changed all of the claims. It also dropped Alpha Sky Investment Limited and Alpha Spacecom Company Limited as defendants. Alpha Spacecom, Inc. was added as a plaintiff, and the Securities and Exchange Commission as a defendant. We did not authorize this action. The caption for this case is now: Alpha Spacecom, Inc. and Tridon Trust v. Xuedong Hu, the United States Securities and Exchange Commission and Does 1-10, United States District Court for the Central District Of California, Case No. CV05 3295DT(RCx), but the SEC was subsequently dropped as a defendant.

     The First Amended Complaint seeks to have the Court declare that the actions taken at the June 13, 2005 special shareholder meeting were invalid based upon alleged violations of federal securities laws relating to the information required for a valid proxy statement. Alpha and Tridon allege that under Section 14a of the Securities and Exchange Act of 1934 the Notice of Meeting & Proxy Statements issued by us for our Special Meeting of Shareholders held June 13, 2005 violated federal regulations because they were allegedly not sent to all shareholders of record and failed to contain a copy of our annual report. The new Complaint does not ask the federal court to determine any issues of stock ownership, even though it contains some allegations about the ownership rights in approximately 9,555,553 shares of our Series B preferred convertible stock previously issued under the 2001 share exchange agreement. Those allegations assert that Paul Ebeling, a former officer and director of our Company when it was known as Tridon Enterprises, obtained ownership interest in those shares. Mr. Ebeling is not a party to the California case and has not filed any action in any court seeking to declare ownership in the stock.

     Attorneys for Xuedong Hu have filed a motion seeking a judgment based upon the pleadings in the case, and asking the Court to dismiss the case based upon federal legal doctrines. A hearing on that motion is scheduled for September 18, 2006 in Los Angeles, California. If successful, the claims asserted by Alpha Spacecom and Tridon would be dismissed.

     If the Plaintiffs in the case are ultimately successful, the Court may impose a range of remedies under equitable (fairness) theories. At the present time we do not know what relief might be imposed in that event, but it could include voiding the actions taken at the shareholder meeting of June 15, 2005.

     Shareholders and potential investors are strongly cautioned not to rely on the lawsuit allegations, including those related to the ownership of the majority of the Series B Convertible Preferred shares. The allegations have not been fully litigated at this time and the stock ownership allegations directly conflict with the Colorado District Court Orders that are in place.

     Shareholders and potential investors are also strongly cautioned not to rely on the Schedule 13D filed by Paul A. Ebeling or upon prior press releases issued through PR Newswire or our web site which is not controlled by current management. Mr. Ebeling claims to have acquired ownership of 9,555,553 shares of Series B Preferred Convertible Stock through stock powers effective May 31, 2005. Prior to that time, two press releases were issued on March 18, 2005 and April 12, 2005, both without proper authorization from us. The first stated that
9.55 million shares of the Series B Convertible Preferred stock had been returned by an individual to us and cancelled. The April release stated that the shares in question had been returned to us on June 21, 2004. We have also recently received a request to convert additional Series B Preferred shares of stock from a representative associated with the Plaintiffs. These shares do not appear to have been lawfully issued and we have declined to convert them to Common Stock and have asked the requesting parties to provide information about the issuance of these shares. We have not received any response to our request. Accordingly, Shareholders and potential investors are strongly advised to review all public information, including the Colorado Court Orders issued March 18, 2005 and May 11, 2005, and all public documents filed with the Securities and Exchange Commission or available from other sources.

     There are no legal proceedings pending against EGIG and it is not aware of any claims or actions pending or threatened, the ultimate disposition of which would have a material adverse effect on EGIG.

            ALPHA'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or on our behalf. We disclaim any obligation to update forward looking statements.

ABOUT ALPHA SPACECOM, INC.

     Alpha Spacecom, Inc., formerly, Tridon Enterprises, Inc. ("we, "us," "our," or the "Company"), was incorporated in the State of Colorado in 1983 under the name "Turco Computer Systems, Inc." Prior to the acquisition described below we were seeking strategic partnerships with companies in the satellite business. However, due to the difficulty in raising working capital to execute our business plans, we have ceased these operations.

     On December 10, 2001, pursuant to a Share Exchange Agreement, we acquired (the "Acquisition") from Alpha Sky Investment Limited ("ASI") all of the equity interests in both Accuhigh Investments Limited, a British Virgin Islands company, and Tidy Sum Investments Limited, a British Virgin Islands company, in exchange for 10,000,000 shares of our convertible preferred stock, which shares of convertible preferred stock are convertible into 900,000,000 shares of our Common Stock. At present, Accuhigh Investments Limited and Tidy Sum Investments Limited hold 100% equity interest in Alpha Spacecom Company Limited ("ASC"). For accounting purposes, this acquisition has been treated as a recapitalization of ASI with ASI as the acquirer. Also on December 10, 2001, Xuedong Hu, Fung Sien and Wai Man Yu were appointed as members of our Board of Directors. Brian Brick resigned from the position of Chief Executive Officer. The directors then elected Xuedong Hu as the Chairman of the Board and Chief Executive Officer and appointed Mr. Brian Brick as the Chief Operating Officer and as a member of the Board of Directors. Mr. Brick resigned his positions with us in February 2005. On April 1, 2003, Wai Man Yu resigned from the Board and Jian Wang was appointed in his stead, effective May 26, 2003.

     On April 8, 2006, we executed a Merger Agreement (the "Merger Agreement") with East Glory Investments Group Limited, a Cayman Islands corporation ("EGIG") that has its principal place of business located at 12/F, Beicang Building, No.76 Jianshebei Road, Taiyuan City, Shanxi Province, People's Republic of China. The Merger Agreement provides for us to issue an aggregate of 899,196,930 shares of our Common Stock (representing 90% of all shares outstanding after this Merger) in exchange for all of the issued and outstanding securities of EGIG.

     The effectiveness of the Merger Agreement is contingent upon several factors, including (i) the approval of the Agreement by our shareholders, as well as the shareholders of EGIG, as more fully described in Section 4.1 and 4.2 of the Merger Agreement (see Appendix A); (ii) the filing and acceptance of an Amendment with the Nevada Secretary of State to increase the number of our authorized Common Shares to 1,000,000,000, par value $0.001 per share; (iii) the filing and acceptance of Articles of Merger, as required under Nevada law, including the changing of our name to "Beicang Iron & Steel Inc."; (iv) the receipt by us of EGIG's audited Financial Statements for its fiscal year ended December 31, 2005, which shall be prepared in accordance with Generally Accepted Accounting Principles; and (v) receipt by us of all information required to be included to allow us to file a Form 8-K12G3 (or such other form as may be prescribed by the SEC) with the US Securities and Exchange Commission, advising of the Merger and change in control of our Company.

     If the Agreement becomes effective, our current management will resign their respective positions with us and be replaced by Mr. Hou Beicang, who will become the sole director of our Company. Mr. Hou Beicang will also assume the positions of our Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer.

CONTROL OF COMPANY

     Shareholders and potential investors should be advised that, since October 2004, there has been an ongoing dispute concerning control of our Company. This dispute has resulted in two separate lawsuits being filed. See "LEGAL PROCEEDINGS," above for a detailed description of these actions and the results arising therefrom.

     Our reports filed with the SEC pursuant to the Exchange Act, this Information Statement and the contents thereof has been prepared by Mr. Hu, in his capacity as our CEO, President, CFO and principal shareholder, as well as the Chairman of our Board of Directors, and by Mr. Wang, in his capacity as a director of our Company. In drafting and filing this Information Statement, Messrs. Hu and Wang have relied upon an Order issued by the Colorado District Court, wherein their current positions with our Company have been confirmed in March 2005. In that Order, the Court confirmed that a Board meeting held in October 2004 lacked a quorum, and Messrs. Hu and Wang were not removed from their respective Board seats or officer positions at that meeting. In deciding this issue, the Court reviewed our bylaws, our articles of incorporation, and applicable Colorado law, and determined that the Board consisted of four members in October 2004, and that the two members present at such meeting did not constitute a quorum. Others continue to dispute the validity of the Court's Order and have made allegations about the ownership of the majority of the Series B Preferred Convertible shares of our stock. (See "LEGAL PROCEEDINGS," above).

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

     We have identified critical accounting policies that, as a result of judgments, uncertainties, uniqueness and complexities of the underlying accounting standards and operations involved, could result in material changes to our financial position or results of operations under different conditions or using different assumptions. The most critical accounting policies and estimates are:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Fair value of instruments. Our financial instruments consist of accounts receivable, accounts payable and long term debt. The fair value of financial instruments approximate their recorded values. Fair value of loans payable to stockholders and balances of bank lines of credit, in the circumstances, are not reasonably determinable.

     Details regarding our use of these policies and the related estimates are described in the accompanying consolidated financial statements as of December 31, 2005, and for the quarters ended June 30, 2006 and 2005. During the year ended December 31, 2005 and quarter ended June 30, 2006, there have been no material changes to our critical accounting policies that impacted our consolidated financial condition or results of operations.

RESULTS OF OPERATIONS

Comparison of Results of Operations for the six month periods ended June 30, 2006 and 2005

     We generated no revenues during the three month periods ended June 30, 2006 and 2005 and it is not anticipated that we will be able to generate any revenues in the foreseeable future unless we engage in a business combination, as described herein. We had no costs of sales.

     General and administrative expenses were $106,021 during our six-month period ended June 30, 2006, compared to $57,730 during the three-month period ended June 30, 2005, an increase of $48,291. The expenses incurred during the six month period ended June 30, 2006, arose primarily from professional fees relating to costs associated with our being a reporting company under the Securities Exchange Act of 1934, as amended, including the pending merger more fully described under "Subsequent Event," below. In addition, we incurred legal fees relating to the litigation described above under "LEGAL PROCEEDINGS."

     As a result, we incurred a net loss of $(106,021) during the six month period ended June 30, 2006 (less than $0.01 per share) as compared to our net loss of $(57,730) (less than $0.01 per share) during the comparable period in 2005.

Comparison of Results of Operations for the three-month periods ended March 31, 2006 and 2005

     We generated no revenues during the three month periods ended March 31, 2006 and 2005 and it is not anticipated that we will be able to generate any revenues in the foreseeable future unless we engage in a business combination, as described herein. We had no costs of sales.

     General and administrative expenses were $97,667 during our three-month period ended March 31, 2006, compared to $8,947 during the three-month period ended March 31, 2005, an increase of $88,720. The expenses incurred during the three month period ended March 31, 2006, arose primarily from professional fees relating to costs associated with our being a reporting company under the Securities Exchange Act of 1934, as amended, including the pending merger more fully described under "Subsequent Event," below. In addition, we incurred legal fees relating to the litigation described under "PART II, Item 1," below.

     As a result, we incurred a net loss of $(97,667) during the three month period ended March 31, 2006 (less than $0.01 per share) as compared to our net loss of $(8,947) (less than $0.01 per share) during the comparable period in 2005.

     On April 8, 2006, we entered into a Merger Agreement with EGIG, Inc., a Cayman Islands corporation, in order to facilitate the acquisition of EGIG. The acquisition is to be accomplished through a merger of Alpha and EGIG into one company, with Alpha remaining as the surviving corporation. Pursuant to the Merger Agreement, we will amend our existing Articles of Incorporation to increase the number of authorized common shares to 1,000,000, par value $0.001 per share. We will then acquire all of EGIG's issued and outstanding shares of common stock in consideration for 899,196,930 "restricted" shares of our Common Stock. There will then be 999,066,260 shares of Common Stock issued and outstanding. As part of the Merger, we will also change our corporate name to "Beicang Iron & Steel Inc."

     The closing ("Closing") is subject to the completion of required audits and legal filings and other statutory requirements, and is expected to occur in the latter part of __________, 2006.

     Pursuant to the terms Merger Agreement will acquire all of EGIG's issued and outstanding shares of common stock in consideration for 899,196,930 "restricted" shares of our Common Stock. There will then be 999,066,260 shares of Common Stock issued and outstanding. We will be merged into one company and we will remain as the surviving corporation. This Merger will be effected by authority of our Board of Directors and the written consent of the holders of a majority of our Common Stock. As a result of the Merger, our voting control will change and our current officers and directors will resign and will be replaced by Directors and Officers selected by EGIG's management (see "Directors and Executive Officers"). In addition, pursuant to the affirmative vote of the holders of a majority of our issued and outstanding Common Stock, our Articles of Incorporation will be amended to reflect a change in our name to "Beicang Iron & Steel Inc."

     Our Board of Directors has approved the Merger and the Amendment unanimously. Also, on April 8, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger and the Amendment.

Comparison of Results of Operations for the Fiscal Years Ended December 31, 2005 and 2004

     During our fiscal year ended December 31, 2005, we generated no revenues. Our operating expenses, which consisted solely of general and administrative expenses, were $162,398 during our fiscal year ended

December 31, 2005, compared to operating expenses of $52,281 during our fiscal year ended December 31, 2004, an increase of $110,117. This increase was primarily a result of increased professional fees relating to the management dispute discussed above in "PART I, Item 1, Description of Business," including attorneys fees and accounting fees.

     As a result, we incurred a net loss of ($162,398) (less than $0.01 per share) during our fiscal year ended December 31, 2005, compared to a net loss of ($70,418) during our fiscal year ended December 31, 2004 (less than $0.01 per share).

LIQUIDITY AND CAPITAL RESOURCES

     At June 30, 2006, we had no available cash.

     We have financed our general and administrative expenses primarily through advances from officers and shareholders. At June 30, 2006, we had $1,676,194 in related party advances outstanding that were unsecured, non-interest bearing and due on demand.

     Because we are not currently required to pay salaries to any of our officers or directors, management believes that we have sufficient funds to continue operations through the foreseeable future. In the event additional funds are required to allow us to continue our operations, it is anticipated that these funds will be loaned to us by management, as it is doubtful that we will be able to obtain loans from any established financial institution. It is further anticipated that we will continue to incur expenses without corresponding revenues during the foreseeable future, until such time as we are successful in merging with or acquiring assets of a third party.


                  EGIG'S MANAGEMENT DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis of the results of operations and financial condition of EGIG for the six months ended June 30, 2006 and 2005 and the fiscal years ended December 31, 2005 and 2004 should be read in conjunction with the EGIG's financial statements and the notes to those financial statements that are included hereinbelowt. Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking
Statements  and  Business  sections  in  this  report.  We  use  words  such  as
"anticipated," "estimated," "plan," "project", "continuing," "ongoing," "expect," "believe," "intend," "may," "will," "should," "could," and similar expressions to identify forward-looking statements.

OVERVIEW

     EGIG was incorporated under the laws of the Cayman Islands on July 26, 2005, and holds all of the issued and outstanding share capital of Trinity Link Holdings Ltd. ("Trinity Link"), which was incorporated under the laws of the British Virgin Islands on August 18, 2005. Trinity Link in turn holds all of the issued and outstanding share capital of Shanxi Bestlink Management Consulting Co. Ltd. ("Bestlink"), which was incorporated under the laws of the People's Republic of China on December 30, 2005. Neither EGIG, Trinity Link or Bestlink have carried on any substantive operations of their own, except that Bestlink has entered into agreements with Pinglu County Changhong Ferroalloy Co. Ltd. ("PL") and Fanshi County Xinyu Iron Resources Co. Ltd. ("FS"), which are located in the southern and northern part of Shanxi Province of China, respectively, and other relevant parties, that PL and FS borrowed RMB1,000,000 (US$0.12 million) in aggregate from Bestlink, by pledging all the shares held by the shareholders of PL and FS.

     PL and FS engage in the refinery of iron ores. PL produces ferrochromium alloy, whereas FS produces palletized iron that is used in steel manufacturing. Customers include major steel manufacturers in China. The balance of the discussion included below is presented as if EGIG is, in fact, PL and FS.

     We own two 6,300 KVA ore furnaces and lease one 12,500KVA ore furnace to produce ferrochromium alloy in our PL factory. We use chromium mines imported from Tibet, India, Pakistan, Turkey and the Philippines, chromium, silica, coke powder and oxide etc. to produce ferrochromium alloy. Our annual production capacity amounts to 40,000 tons of ferrochromium, while our annual revenue amounts to RMB236 million (US$29 million).

     The FS factory occupies a total area of 6.76 hectors (around 16.7 acres), consisting of one 10m(2) shaft furnace with an annual capacity of 400,000 tons of acid pellets. The raw material for the production of acid pellets is fine ore. FS's largest supplier is Taiyuan Changchi Enterprise (Group) Limited ("Changchi Enterprise," a related company owned by Mr. Hou Beicang). Changchi Enterprise leases from New Linfen Steel & Iron Co. Ltd (a major state-owned steel manufacturer, hereinafter referred as "Linfen") a 5-year 25%-36% iron ores that has an average annual output of 2 million tons. In addition, Changchi Enterprise also operates three ore dressing plants with an aggregate annual output of 300,000 tons 64.5% fine ore. It is intended that the mining and ore dressing operations of Changchi Enterprise will be transferred to FS in due course.

     We, under the name of FS, have entered into a 5-year sales contract with Changchi Enterprise, which in turn sells to Linfen. Changchi had agreed to purchase a minimum of 300,000 tons of acid pellets produced by us annually, representing 75% or more of our current annual capacity of 400,000 tons. We also have sales agreements with other large-scale steel manufacturers in China, including Handan Iron & Steel Group Co. Ltd. in Hebei province, Changzhi Iron & Steel (Group) Co. Ltd. in Shaanxi, Qingdao Iron & Steel Plant and Tianjin Steel Plant.

     As the current metal market is very active and the demand for our high quality metal products is much larger than supply, our strategy is to maximize our production with irreplaceable high quality, using our huge and efficient production facilities. We will construct a second shaft furnace in FS to increase our acid pellet production capacity in the near future.

QUARTERLY RESULTS MAY FLUCTUATE

     Our raw materials (iron ores) and finished goods (ferrochromium alloy and acid pellets) are subject to significant market price fluctuations. Due to short-term variations, our quarterly results will fluctuate, perhaps significantly.

CRTICIAL ACCOIUNTING POLICIES AND ESTIMATED

     Our management's discussion and analysis of our financial condition or plan of operations are based on our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported net sales and expenses during the reporting periods. On an ongoing basis, we evaluate our estimates and assumptions. We base our estimates on historical experience and on various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other resources. Actual results may differ from these estimates under different assumptions or conditions.

     While our significant accounting policies are more fully described in Note 2 to our consolidated financial statements appearing at the end of this Information Statement, we believe that the following accounting policies are the most critical to aid you in fully understanding and evaluating our reported financial results.

     Accounts receivable. Accounts receivable consist primarily of trade receivables arising from sales of goods. Accounts receivable are recognized and carried at original invoiced amount less an allowance for any uncollectible accounts. Management reviews and adjusts this allowance periodically based on historical experience, current economic climate as well as its evaluation of the collectibility of outstanding accounts. We evaluate the credit risks of our customers utilizing historical data and estimates of future performance.

     Inventories. We value inventory at the lower of cost or market, using the first-in, first-out basis method, and regularly review the book value of stock keeping units to determine if these items are properly valued. If the market value of the product is less than cost, management will write down the inventory to the estimated net realizable value. Management regularly evaluates the composition of its inventory to identify slow-moving and obsolete inventories to determine if additional write-downs are required. This valuation requires significant judgment from management as to the future selling prices of its inventory based on management's best estimates. Should the future prices of our inventories drop significantly when actual sales materialize, it would have a significant impact on the company's results of operations and the valuation of its inventory, resulting in a charge to income in the period such determination is made.

     Property, plant and equipment. Property, plant and equipment are recorded at cost less accumulated depreciation and amortization and impairment losses. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of property, plant and equipment are capitalized. These capitalized costs may include structural improvements, equipments and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

     Depreciation or amortization for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets as follows: 10 years for plant and machinery; 20 years for building; 10 years for leasehold improvements; 10 years for office equipment; 10 years for motor vehicles.

     Impairment of long-lived assets. We account for impairments of property, plant and equipment and amortizable intangible assets in accordance with SFAS NO. 144, Accounting for Impairment of Long-Lived Assets to be Disposed Of, which requires us to evaluate a long-lived assets for recoverability when there is event or circumstances that indicate the carrying value of the asset may not be recoverable. An impairment loss is recognized when the carrying amount of a long-lived asset or asset group is not recoverable (when carrying amounts exceeds the gross, undiscounted cash flows from use the disposition) and is measured as the excess of the carrying amount over the asset's (or asset group's) fair value.

     Revenue recognition. Our revenue includes sales. Sales are recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured. Sales revenue is recognized net of value added tax and any discounts and actual returns at the time when the goods are delivered and accepted by the customer. Based on historical experience, management estimates that sales returns are immaterial and has not made allowance for estimates sales returns.

RESULTS OF OPERATIONS

Comparison of Results of Operations for the Fiscal Years Ended December 31, 2004 and December 31, 2005

     Revenue. During fiscal year 2005, our total sales increased from $9 million in 2004, to $34.9 million, representing an increase of 288%. Total sales included sales to related parties (see discussion below). This increase in sales was primarily attributable to the lease of an additional 12,500KVA ore furnace in PL to expand our production capacity. Our sales to related parties increased from $nil in fiscal year 2004, to $4.6 million in fiscal year 2005, which represents 13% of sales in fiscal year 2005. This increase in sales was primarily attributable to FS's commencement of business in October, 2005. All our related party sales were sales to Changchi Enterprise.

     Barter sales. During the fiscal year 2005, our barter sales of finished goods increased significantly to $6,081,069 in return of raw materials for production from $425,309 in 2004. The barter transactions were measured and recognized based on fair values of the finished goods given up. To enhance sales and for mutual benefits, in 2005, we entered into exchange contracts with Zhejiang Jiande City Hengshan Trading Company Limited ("Zhejiang Jiande"), an unrelated major metals and alloys trading enterprise in China, which has supplies of iron ores and is in need of ferrochromium alloys. Pursuant to these contracts, we exchanged our finished goods, ferrochromium alloy in return of iron ores from Zhejiang Jiande for our production.

     Cost of sales. Cost of sales increased from $8.4 million in 2004, to $32.9 million in 2005, representing an increase of 292%. Our purchase from related parties increased from $0.6 million in 2004, to $6.4 million in 2005, representing an increase of 967%. Related party purchases consisted primarily of purchase of fine ore from Changchi Enterprise, which constitute $3 million, or 47% of related party purchases in 2005, and $-0- during 2004.

     Gross profit. Gross profit margin dropped from 6.86% in 2004 to 5.75% in 2005. The drop was due to the increased prices of our raw materials.

     Expenses. Selling, general and administrative expenses increased from $0.64 million in 2004 to $1.56 million in 2005, an increase of 144% from 2004. Our selling expenses increased by $0.32 million, representing 97% growth from fiscal 2004. This increase of selling expenses was in line with increased sales. The increase in general and administrative expenses from $0.31 million to $0.64 million reflected the commencement of operation of FS in October 2005.

     Other income. Other income mainly represented gain on the sales of by-products. Total other income increased from $6,000 in fiscal 2004 to $0.69 million in fiscal 2005. This increase is mainly due to the increased production activities.

Comparison of Results of Operations for the six-month periods ended June 30, 2006 and June 30, 2005.

     Revenue. Total sales consisted of sales to both unrelated and related parties. Total sales increased by 61% from $12.9 million for the six months ended June 30, 2005 to $20.7 million for the same corresponding period in 2006. The increased sales were attributable to FS's commencement of business in October 2005, PL's increased production due to the lease of an additional 12,500KVA ore furnace in PL as well as the expansion of PL's customer base. Our sales to related parties amounted to $8.7 million for the six-month period ended June 30, 2006, as compared to $nil for the six-month period ended June 30, 2005. The increase was because 99% of our related party sales arose from sales made by FS to Changchi Enterprise and FS only commenced production in October 2005.

     Barter sales. During the six months ended June 30, 2006, we recognized barter sales of finished goods of $241,693 in return of raw materials for production. On the other hand, during the six months ended June 30, 2005, we did not engage in any barter transaction. The barter transactions were measured and recognized based on fair values of the finished goods given up. To enhance sales and for mutual benefits, in 2005, we entered into exchange contracts with Zhejiang Jiande City Hengshan Trading Company Limited ("Zhejiang Jiande"), an unrelated major metals and alloys trading enterprise in China, which has supplies of iron ores and is in need of ferrochromium alloys. Pursuant to these contracts, we exchanged our finished goods, ferrochromium alloy in return of iron ores from Zhejiang Jiande for our production.

     Gross profit. Gross profit margin increased from 6% in the six-month period ended June 30, 2005 to 14% in the six-month period ended June 30, 2006. It was because we experienced a considerable drop in the prices of our finished goods in the first half of fiscal year 2005 at which time we were stocked up with relatively high-priced raw materials. On the other hand, in the first half of fiscal year 2006, the prices of our finished goods were generally on the increase.

     Expenses. Selling, general and administrative expenses increased by 177% from $0.6 million for the six-month period ended June 30, 2005 to $1.8 million for the six-month period ended June 30, 2006. The increase was primarily due to the commencement of operation of FS in October 2005 and an increase in operational activity associated with higher sales.

     Other income. Other income in the periods ended June 30, 2006 and 2005 mainly consisted of gain on sales of by products. Due to the commencement of operation of FS, gain on by-product sales increased by 21% from $0.12 million in the six-month period ended June 30, 2005 to $0.15 million in the six months period ended June 30, 2006.

Comparison of Results of Operations for the three-month periods ended June 30, 2006 and June 30, 2005.

     Revenue. Total sales consisted of sales to both unrelated and related parties. Total sales increased by 27.5% from $7.8 million for the three months ended June 30, 2005 to $9.9 million for the same corresponding period in 2006. The increased sales were attributable to FS's commencement of business in October 2005, PL's increased production due to the lease of an additional 12,500KVA ore furnace in PL as well as the expansion of PL's customer base. Our sales to related parties amounted to $4.1 million for the three months ended June 30, 2006, as compared to $nil for the three months ended June 30, 2005. The increase was because our related party sales arose primarily from sales made by FS to Changchi Enterprise and FS only commenced production in October 2005.

     Gross profit. Gross profit margin increased from 9.7% in the three-month period ended June 30, 2005 to 10.5% in the three-month period ended June 30, 2006. It was because we experienced a considerable drop in the prices of our finished goods in the first half of fiscal year 2005 at which time we were stocked up with relatively high-priced raw materials. On the other hand, in the first half of fiscal year 2006, the prices of our finished goods were generally on the increase.

     Expenses. Selling, general and administrative expenses increased by 137% from $0.3 million for the three-month period ended June 30, 2005 to $0.8 million for the three-month period ended June 30, 2006. The increase was primarily due to the commencement of operation of FS in October 2005 and an increase in operational activity associated with higher sales.

LIQUIDITY AND CAPITAL RESOURCES

     At June 30, 2006, EGIG had cash and cash equivalents of $870,565.

     We funded our operations and investments primarily through shareholder contribution and borrowings, Net cash flow provided by financing activities was $2.2 million in fiscal 2003, $1.9 million in fiscal 2004 and $2.4 million in fiscal 2005. Uses of cash flow for investing activities include capital expenditures for property, plant and equipment, and land use right. The net cash flow used in investing activities were $1.2 million in fiscal 2003, $2.8 million in fiscal 2004 and $2.1 million in fiscal 2005.

     In the first six months of 2006, net cash flows provided by financing activities were $2.7 million, primarily from the inception of new other loans.

     Contractual Obligations and Off-Balance Sheet Arrangements. We have certain fixed contractual obligations and commitments that include future estimated payments. Changes in our business needs, cancellation provisions, changing interest rates, and other factors may result in actual payments differing from the estimates. We cannot provide certainty regarding the timing and amounts of payments. We have presented below a summary of the most significant assumptions used in our determination of amounts presented in the tables, in order to assist in the review of this information within the context of our consolidated financial position, results of operations, and cash flows.

     As of June 30, 2006, EGIG had no commitment for minimum lease payments under non-cancelable operating leases.

     EGIG has the following long-term loans outstanding:

                                                        June 30,   December 31,
                                                          2006         2005
                                                       ----------  ------------
                                                       (unaudited)   (audited)

     24% loans, due in one lump sum extending
       from 2006 to 2008                               $  372,470  $   526,629
     20% loans, due in one lump sum extending
       from 2008 to 2009                                  274,290       96,753
     18% loans, due in one lump sum extending
       from 2008 to 2009                                  193,434      187,728
     15% loans, due in one lump sum extending
       from 2006 to 2009                                2,434,514           --
     11% loans, due in one lump sum in 2006                62,600           --
     Interest-free loans, due in one lump sum in 2008     144,230      198,260
                                                       ----------  ------------
         Total other loans                             $3,481,538  $  1,009,370
                                                       ----------  ------------
         Less current maturities                         (340,544)     (267,404)
                                                       ----------  ------------
         Total long-term loans                         $3,140,994  $    741,966
                                                       ==========  ============

     All of the above other loans are unsecured and denominated in Renminbi.

     The maturities of other loans for each of the next five years are as follows:

     Six months ending June 30,                              (unaudited)
     --------------------------
     2007                                                   $    340,544
     2008                                                        382,838
     2009                                                      2,758,156
     2010                                                              -
     2011                                                              -
     Thereafter                                                        -
                                                            ------------

                                                            $  3,481,538
                                                            ============

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS

     We do not use derivative financial instruments in our investment portfolio and have no foreign exchange contracts. Our financial instruments consist of cash and cash equivalents, trade accounts receivable, accounts payable and long-term obligations. We consider investments in highly-liquid instruments purchased with a remaining maturity of 90 days or less at the date of purchase to be cash equivalents.

     Interest Rates. Our exposure to market risk for changes in interest rates relates primarily to our short-term investments and short-term obligations; thus, fluctuations in interest rates would not have a material impact on the fair value of these securities. At June 30, 2006, we had approximately $0.9 million in cash and cash equivalents. A hypothetical 5% increase or decrease in either short term or long term interest rates would not have a material impact on our earnings or loss, or the fair market value or cash flows of these instruments.

     Foreign Exchange Rates. We generally transact business in Renminibi. Until July 21, 2005, RMB had been pegged to US$ at the rate of RMB8.30: US$1.00. On July 21, 2005, the PRC government reformed the exchange rate system into a managed floating exchange rate system based on market supply and demand with reference to a basket of currencies. In addition, the exchange rate of RMB to US$ was adjusted to RMB8.11: US$1.00 as of July 21, 2005. The People's Bank of China announces the closing price of a foreign currency such as US$ traded against RMB in the inter-bank foreign exchange market after the closing of the market on each working day, which will become the unified exchange rate for the trading against RMB on the following working day. The daily trading price of US$ against RMB in the inter-bank foreign exchange market is allowed to float within a band of +0.3% around the unified exchange rate published by the People's Bank of China. This quotation of exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with invoices, shipping documents and signed contracts. As a result, we are exposed to risk of foreign exchange rate changes which will result from any change in the PRC governmental policies with regard to currency exchange and remittance abroad.


                      SELECTED HISTORICAL FINANCIAL DATA OF
                      EAST GLORY INVESTMENTS GROUP LIMITED

     The selected financial data set forth below should be read together with the financial statements of East Glory Investments Group Limited included with this Information Statement. The statement of operations data for the year ended December 31, 2005 and the balance sheet data as of December 31, 2005 are derived from EGIG's audited financial statements. The statement of operations data for the six month period ended June 30, 2006 and the balance sheet data as of June 30, 2006 are derived from unaudited financial statements of EGIG which include all adjustments, consisting of normal recurring adjustments and accruals, that the Company considers necessary for a fair presentation of its financial position and results of operations for this period. EGIG's financial statements as of

June 30, 2006 and for the twelve month period ended December 31, 2006 are presented in this manner in order that both entities, when combined for the unaudited condensed pro forma financial statement presentation, are comparable.

STATEMENT OF OPERATIONS DATA:

                                                              Six Months Ended
                                          Twelve months ended   June 30, 2006
                                           December 31, 2005     (unaudited)
                                             ------------       ------------

         Sales                               $ 34,944,732       $ 20,651,973
         Cost of sales                        (32,935,217)       (17,835,282)
                                             ------------       ------------
         Gross Profit                           2,009,515          2,816,691

         Operating expenses                    (1,555,794)        (1,772,066)
                                             ------------       ------------
                                                  453,721          1,044,625
                                             ------------       ------------
         Other income, net                         68,960            149,415
         Finance costs                           (123,231)          (203,891)
                                             ------------       ------------
         Total other (expense)                    (54,271)           (54,476)
                                             ------------       ------------
         Net income                          $    399,450       $    990,149
                                             ============       ============
         Weighted average shares
         outstanding of common stock, basic
         and diluted                                1,000              1,000
                                             ============       ============
         Net income per common shares
         outstanding, basic and diluted      $        399       $        990
                                             ============       ============

BALANCE SHEET DATA:
                                           December 31, 2005 June 30, 2006
                                               (audited)      (unaudited)
                                             ------------    ------------

         Current assets                      $  9,656,842    $ 13,630,041
         Fixed assets, net                      4,872,129       4,973,839
         Other non-current assets                 519,810         857,150
                                             ------------    ------------
         Total assets                        $ 15,048,781    $ 19,461,030
                                             ============    ============

         Current liabilities                 $  8,648,816    $  9,315,672
         Non-current liabilities                  741,966       3,140,994
                                             ------------    ------------
         Stockholders' equity                   5,657,999       7,004,364
                                             ------------    ------------
         Total liabilities and
             stockholders' equity            $ 15,048,781    $ 19,461,030
                                             ============    ============

        Working capital                      $  1,008,026    $  4,314,369
                                             ============    ============

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of our acquisition of East Glory Investments Group Limited ("EGIG") contemplated under the Merger Agreement which was closed on [ ], 2006 ("Merger Transaction") on our historical consolidated financial data for the year ended December 31, 2005 from our audited consolidated financial statements incorporated by reference herein. We have derived our historical consolidated financial data as of and for the six months ended June 30, 2006 from our unaudited condensed consolidated financial statements incorporated by reference herein. We have derived EGIG's audited consolidated financial statements, and have derived EGIG's historical consolidated financial data as of and for the six months ended June 30, 2006 from EGIG's unaudited condensed consolidated financial statements, in each case, which are included elsewhere in this Information Statement.

     The unaudited pro forma combined statements of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 assume that the Merger Transaction was consummated on January 1, 2005. The unaudited pro forma combined balance sheet as of June 30, 2006 assumes the Merger Transaction was consummated on that date. The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Merger Transaction occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Merger Transaction.

     The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

     These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical consolidated financial statements and related notes of us and EGIG.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                Successor to East Glory Investments Group Limited
                  PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 2006


                                                  Historical   Historical     Pro Forma      Pro Forma
                                                    ALPHA          EGIG     Adjustments (1)   Combined
                                                  ----------   -----------  --------------   -----------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                         $       --   $   870,565                   $   870,565
Bills and accounts receivable, trade                      --     5,993,999                     5,993,999
Prepayment and deposits                                   --       474,697                       474,697
Other receivables                                         --       649,292                       649,292
Inventories                                               --     2,271,940                     2,271,940
Prepaid land use rights                                   --         9,080                         9,080
Due from related parties                                  --     3,360,468                     3,360,468
                                                  ----------   -----------                   -----------

 Total current assets                                     --     3,630,041                    13,630,041

Property, plant and equipment, net                        --     4,973,839                     4,973,839
Construction in progress                                  --       425,859                       425,859
Prepaid land use rights, net of current portion           --       431,291                       431,291
Deposits for property, plant and equipment                --            --                            --
                                                  ----------   -----------                   -----------

 Total assets                                     $       --   $19,461,030                   $19,461,030
                                                  ==========   ===========                   ===========

                                       46


                                                  Historical   Historical     Pro Forma      Pro Forma
                                                    ALPHA          EGIG     Adjustments (1)   Combined
                                                  ----------   -----------  --------------   -----------
LIABILITIES AND STOCKHOLDERS' EQUITY / (DEFICIT)
CURRENT LIABILITIES
Other short-term loans                            $        -   $   340,544                   $   340,544
Bills and accounts payable, trade                          -     4,246,872                     4,246,872
Receipts in advance                                        -         1,452                         1,452
Accrued liabilities                                  451,336     1,902,896                     2,354,232
Other payables                                             -     1,075,105                     1,075,105
Due to related parties                             1,676,194       377,032                     2,053,226
Income tax payable                                         -        30,419                        30,419
Value added tax payable                                    -     1,341,352                     1,341,352
                                                  ----------   -----------  --------------   -----------
 Total current liabilities                         2,127,530     9,315,672                    11,443,202
                                                  ----------   -----------  --------------   -----------
NON-CURRENT LIABILITIES
Other long-term loans                                      -     3,140,994                     3,140,994
                                                  ----------   -----------  --------------   -----------
 Total liabilities                                 2,127,530    12,456,666                    14,584,196
                                                  ----------   -----------  --------------   -----------
STOCKHOLDERS' EQUITY / (DEFICIT)
Preferred stock - Series A                                23             -                            23
Preferred stock - Series B                                 -             -                             -
Common stock                                          99,869         1,000      899,197 (2)      999,066
                                                                                 (1,000)(2)
Common stock subscribed                              (50,000)            -                       (50,000)
Additional paid-in capital                           343,799     5,754,489   (3,419,418)(2)    2,678,870
Statutory reserves                                         -       157,189                       157,189
Retained earnings (Accumulated deficit)           (2,521,221)      896,529    2,521,221 (2)      896,529
Accumulated other comprehensive income                     -       195,157                       195,157
                                                  ----------   -----------  --------------   -----------
 Total stockholders' equity / (deficit)           (2,127,530)    7,004,364                     4,876,834
                                                  ----------   -----------  --------------   -----------
 Total liabilities and stockholders' equity       $        -   $19,461,030                   $19,461,030
                                                  ==========   ===========                   ===========

     See notes to unaudited pro forma condensed financial statements.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
               Successor to East Glory Investments Group Limited
 PRO FORMA COMBINED STATEMENT OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Historical   Historical     Pro Forma      Pro Forma
                                                    ALPHA          EGIG     Adjustments (1)   Combined
                                                  ----------   -----------  --------------   -----------
SALES                                             $        -   $34,944,732                   $34,944,732

COST OF SALES                                              -   (32,935,217)                  (32,935,217)
                                                  ----------   -----------  --------------   -----------
GROSS PROFIT                                               -     2,009,515                     2,009,515

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                           (162,398)   (1,293,192)                   (1,455,590)

LOSS ON IMPAIRMENT OF PLANT AND
  EQUIPMENT                                                -      (262,602)                     (262,602)
                                                  ----------   -----------  --------------   -----------

INCOME FROM OPERATIONS                              (162,398)      453,721                       291,323

OTHER INCOME (EXPENSES), net                               -       (54,271)                      (54,271)
                                                  ----------   -----------  --------------   -----------
INCOME / (LOSS) BEFORE INCOME
  TAXES                                             (162,398)      399,450                       237,052

PROVISION FOR INCOME TAXES                                 -             -                             -
                                                  ----------   -----------  --------------   -----------

NET INCOME / (LOSS)                                 (162,398)      399,450                       237,052

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment                    -        30,093                        30,093
                                                  ----------   -----------  --------------   -----------

COMPREHENSIVE INCOME                              $ (162,398)  $   429,543                   $   267,145
                                                  ==========   ===========                   ===========
EARNINGS PER SHARE
       - Basic                                                 $     0.000  (3)              $     0.000
                                                               ===========                   ===========
       - Diluted                                               $     0.000                   $     0.000
                                                               ===========                   ===========
Weighted average number of shares
       - Basic                                                 899,196,930  (4)              999,084,696
                                                               ===========                   ===========
       - Diluted                                               899,196,930                   999,314,696
                                                               ===========                   ===========

        See notes to unaudited pro forma condensed financial statements.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                Successor to East Glory Investments Group Limited
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   AND OTHER COMPREHENSIVE INCOME (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                  Historical   Historical     Pro Forma      Pro Forma
                                                    ALPHA          EGIG     Adjustments (1)   Combined
                                                  ----------   -----------  --------------   -----------
SALES                                             $        -   $20,651,973                   $20,651,973

COST OF SALES                                              -   (17,835,282)                  (17,835,282)
                                                  ----------   -----------  --------------   -----------
GROSS PROFIT                                               -     2,816,691                     2,816,691

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                           (106,021)   (1,772,066)                   (1,878,087)
                                                  ----------   -----------  --------------   -----------

INCOME FROM OPERATIONS                              (106,021)    1,044,625                       938,604

OTHER INCOME (EXPENSES), net                               -       (54,476)                      (54,476)
                                                  ----------   -----------  --------------   -----------

INCOME / (LOSS) BEFORE INCOME TAXES                 (106,021)      990,149                       884,128

PROVISION FOR INCOME TAXES                                 -       (30,278)                      (30,278)
                                                  ----------   -----------  --------------   -----------

NET INCOME / (LOSS)                                 (106,021)      959,871                       853,850

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment                    -       165,064                       165,064
                                                  ----------   -----------  --------------   -----------

COMPREHENSIVE INCOME                              $ (106,021)  $ 1,124,935                   $ 1,018,914
                                                  ==========   ===========                   ===========
EARNINGS PER SHARE
    - Basic                                                    $     0.001   (3)             $     0.001
                                                               ===========                   ===========
    - Diluted                                                  $     0.001                   $     0.001
                                                               ===========                   ===========

Weighted average number of shares
    - Basic                                                    899,196,930   (4)             999,084,696
                                                               ===========                   ===========
    - Diluted                                                  899,196,930                   999,314,696 (5)
                                                               ===========                   ===========

          Notes to Unaudited Pro Forma Condensed Financial Statements.

(1) Because EGIG's former owners have received the majority voting rights in the combined entity and EGIG's senior management has been appointed to represent the majority of the senior management of the combined entity following the Merger Transaction, the Merger Transaction is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, Alpha Spacecom Inc. ("ALPHA", the legal acquirer) is considered the accounting acquiree and EGIG (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of EGIG, with the assets and liabilities, and revenue and expenses, of ALPHA being included effective from the date of consummation of the Merger Transaction. ALPHA is deemed to be a continuation of the business of EGIG, The outstanding stock of ALPHA prior to the Merger Transaction will be accounted for at their net book value and no goodwill will be recognized.

(2) Reflects the issuance of 899,196,930 shares of Common Stock by ALPHA (as legal acquirer) for the reverse acquisition of all issued and outstanding shares of capital stock of EGIG (as legal acquiree, but accounting acquirer), and the elimination the pre-acquisition losses of ALPHA (as accounting acquiree)

(3) The historical earnings per share is computed based on the historical income of EGIG as EGIG is considered the accounting acquirer and thus the predecessor.

(4) The weighted average number of shares used for computing the historical earnings per share is based on the number of shares issued in the reverse acquisition of EGIG by ALPHA.

(5) Includes the dilutive effect of 23,000 shares of 7.0% Preferred Stock - Series A of par $.001 of ALPHA, each of which is convertible into one shares of common stock for no further consideration.


                                     EXPERTS

     The financial statements of Alpha Spacecom, Inc. in this Information Statement, in our annual report on Form 10-KSB for the years ended December 31, 2005 and 2004, and our quarterly interim report on Form 10-QSB for the six month period ended June, 2006 and 2005, have been audited/reviewed by Ronald R. Chadwick, P.C., Certified Public Accounts, an independent registered public accounting firm, as stated in their reports, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The financial statements of East Glory Investments Group Limited as of December 31, 2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003 contained in Appendix B to this Information Statement have been audited by GC Alliance Limited, Certified Public Accountants, an independent registered public accounting firm, as stated in their report thereon, have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The financial statements of East Glory Investments Group Limited as of June 30, 2006 and for the six months ended June 30, 2006 and contained in Appendix B to this Information Statement have been reviewed by an independent registered public accounting firm.


                       WHERE YOU CAN FIND MORE INFORMATION

     As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our Company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

                                   APPENDIX A












                                MERGER AGREEMENT

                                  by and among

                              ALPHA SPACECOM, INC.
                              a Nevada corporation

                                       and

                      EAST GLORY INVESTMENTS GROUP LIMITED
                            a Cayman Islands Company















                            dated as of April 8, 2006

                                MERGER AGREEMENT

     THIS AGREEMENT (hereinafter referred to as the "Agreement"), dated this 7th day of April, 2006, by and among Alpha Spacecom, Inc., a Nevada corporation ("ALPHA"), whose principal place of business is located at Room 710, Zhou Ji Building, No. 16 Ande Road, Dongcheng District, Beijing, 100011 China, and East Glory Investments Group Limited, a Cayman Islands corporation ("EGIG"). with its principal place of business located at 12/F, Beicang Building, Taiyuan City, Shanxi Province, People's Republic of China.

                                    Premises

     A. Subject to the satisfaction of certain terms and conditions described below, this Agreement provides for the merger of EGIG with and into ALPHA as the surviving entity, and in connection therewith, the conversion of the issued and outstanding securities of EGIG into shares of common voting stock of ALPHA, all as set forth in the Articles of Merger provided herein as Article III (the "Articles of Merger"), all for the purpose of effecting a tax-free reorganization pursuant to sections 354 and 368(a) of the Internal Revenue Code of 1986, as amended. As used herein the term "Constituent Corporation" shall mean and refer to EGIG and the term "Surviving Corporation" shall mean and refer to ALPHA.

     B. The board of directors of EGIG and board of directors of ALPHA have agreed, subject to the terms and conditions set forth in this Agreement, and by these premises do hereby evidence the agreement, that it is desirable and in the best interests of all of said entities and their stockholders that EGIG be merged into ALPHA as the Surviving Corporation pursuant to the laws of the state of Nevada and the laws of the Cayman Islands and EGIG shall cease to exist. This Agreement is being entered into for the purposes of setting forth the terms and conditions of the proposed merger.

                                    Agreement

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                REPRESENTATIONS, COVENANTS AND WARRANTIES OF EGIG

     As an inducement to, and to obtain the reliance of ALPHA, EGIG represents and warrants as follows:

     Section 1.1 Organization. EGIG is a corporation duly organized, validly existing, and in good standing under the laws of the Cayman Islands and has the power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the EGIG Schedules (as hereinafter defined) are complete and correct copies of the Certificate of Incorporation and Memorandum and Articles of Association of EGIG as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of EGIG's Certificate of Incorporation or Memorandum and Articles of Association or Bylaws. EGIG has taken all required action by law, its Articles of Incorporation, Bylaws or otherwise to authorize the execution and delivery of this Agreement. EGIG has full power, authority and legal right and has taken all action required by law, its Certificate of Incorporation, Memorandum and Articles of Association or Bylaws and otherwise to consummate the transactions herein contemplated.

     Section 1.2 Capitalization. The authorized capitalization of EGIG consists of Fifty Thousand (50,000) shares of Common Stock, par value $1.00 (US). As of the Closing Date there will be 1,000 issued and outstanding. All issued and outstanding securities are legally issued, fully paid and nonassessable, and are not issued in violation of the preemptive or other rights of any person.

     Section 1.3 Subsidiaries Other than as included in the EGIG Schedules, EGIG does not have any subsidiaries and does not own, beneficially or of record, any interests of any other entity.

     Section 1.4 Financial Statements. Included in the EGIG Schedules are the unaudited Financial Statements of EGIG as of December 31, 2005 and 2004 (the "EGIG Financial Statements").

          (a) the EGIG Financial Statements presents fairly as of its date the financial condition of EGIG. EGIG does not have, as of the date of such Financial Statements, except as noted and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) that should be reflected in the Financial Statements or the notes thereto.

          (b) EGIG has no liabilities with respect to the payment of any federal, state, county, local, provincial or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable or as noted;

          (c) The books and records, financial and others, of EGIG are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

          (d) Except as and to the extent disclosed in the most recent EGIG balance sheet and the EGIG Schedules, EGIG has no material contingent liabilities, direct or indirect, matured or unmatured.

     Section 1.5 Information. The information concerning EGIG set forth in this Agreement and in the EGIG Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 1.6 Options or Warrants. Except as set forth in the EGIG Schedules or hereinbelow, there are no existing options, warrants, calls or commitments of any character relating to the authorized and unissued EGIG securities or options, warrants, calls or commitments, if any, to which EGIG is not a party and by which it is not bound.

     Section 1.7 Absence of Certain Changes or Events. Except as set forth in this Agreement or the EGIG Schedules, or as in the normal course of business, since December 31, 2005:

          (a) there has not been: (i) any material adverse change in the business, operations, properties, assets or condition of EGIG; or (ii) any damage, destruction or loss to EGIG (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of EGIG;

          (b) EGIG has not: (i) amended its Certificate of Incorporation or Memorandum and Articles of Association or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to its shareholders or purchased or redeemed or agreed to purchase or redeem any of its securities; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of EGIG; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $5,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement or other employee benefit plan, payment or arrangement made to, for, or with its directors, officers or employees;

          (c) EGIG has not: (i) granted or agreed to grant any options, warrants or other rights for its securities, bonds or other securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent EGIG balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights (except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than $10,000); (v) made or permitted any amendment or termination of any contract, agreement or license to which it is a party if such amendment or termination is material, considering the business of EGIG; or (vi) issued, delivered or agreed to issue or deliver any securities, including debentures (whether authorized and unissued); and

          (d) to the best knowledge of EGIG, it has not become subject to any ongoing legal proceedings which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of EGIG.

     Section 1.8 Title and Related Matters. EGIG has good and marketable title to all of its properties, inventory, interests in properties and assets, real and personal, including the Patents and Technical Information (as defined hereinafter), copyrights, trademarks, service marks and tradenames (collectively, the "Assets") which are reflected in the most recent EGIG balance sheet and the EGIG Schedules or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances except: (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not, materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the EGIG Schedules. Except as set forth in the EGIG Schedules, EGIG owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with EGIG's business. Except as set forth in the EGIG Schedules, no third party has any right to, and EGIG has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions, income or business prospects of EGIG or any material portion of its properties, assets or rights.

     Section 1.9 Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or threatened by or against EGIG, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition, income or business prospects of EGIG. EGIG does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.10 Contracts.

          (a) Except as included or described in the EGIG Schedules, and except further the contractual documents in its normal course of business, there are no material contracts, agreements, franchises, license agreements or other commitments to which EGIG is a party or by which it or any of its assets, products, technology or properties are bound;

          (b) EGIG is not a party to or bound by, and the properties of EGIG are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as EGIG can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of EGIG;

          (c) Except as included or described in the EGIG Schedules, reflected in the most recent EGIG balance sheet, in the normal course of business, or required by law, EGIG is not a party to any oral or written: (i) contract for the employment of any director, officer or employee which is not terminable with compensation provided in law; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which EGIG is a primary obligor, for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of $10,000 in the aggregate; (v) consulting or other similar contracts with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreements; or (vii) agreement with any present or former officer or director of EGIG save for employment agreement; and

          (d) All contracts, agreements, franchises, license agreements and other commitments to which EGIG is a party or by which its properties are bound and which are material to the operations of EGIG taken as a whole, are valid and enforceable by EGIG in all respects to the best belief of EGIG, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     Section 1.11 Material Contract Defaults. To the best of EGIG's knowledge and belief, EGIG is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of EGIG, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which EGIG has not taken adequate steps to prevent such a default from occurring.

     Section  1.12 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which EGIG is a party or to which any of its properties or operations are subject.

     Section 1.13 Governmental Authorizations. To the best of EGIG's knowledge, EGIG has made best effort to obtain and maintain all licenses, franchises, permits or other governmental authorizations that EGIG is legally required to enable EGIG to conduct its business in all material respects as conducted on the date hereof.

     Section 1.14 Compliance With Laws and Regulations. To the best of EGIG's knowledge, EGIG has complied with all applicable statutes and regulations of any federal, state, provincial or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of EGIG or would not result in EGIG's incurring any material liability.

     Section 1.15 Insurance. EGIG has arranged most of the key properties of EGIG insured for EGIG's benefit under valid and enforceable policies issued by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding and in full force at the Closing Date.

     Section 1.16 Approval of Agreement. The board of directors of EGIG have authorized the execution and delivery of this Agreement by EGIG, have approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the shareholders of EGIG for their approval with the recommendation that the merger be accepted.

     Section 1.17 Material Transactions or Affiliations. Except as disclosed herein and in the EGIG Schedules, there exists no material contract, agreement or arrangement between EGIG and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by EGIG to own beneficially, ten percent (10%) or more of the securities of EGIG and which is to be performed in whole or in part after the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services or in kind, has been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to EGIG than terms available from otherwise unrelated parties in arms length transactions. There are no commitments by EGIG, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     Section 1.18 Labor Relations. EGIG has never had a work stoppage resulting from labor problems.

     Section 1.19 Previous Sales of Securities. Since inception, EGIG has sold its securities to investors in reliance upon applicable exemptions from the registration requirements under federal and state securities laws. All such sales except for the issuance of the shares to its founding shareholder for the first time (the "Sales") were made to a limited number of investors in reliance on and in conformity with the exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance and in conformity with exemptions from registration in all states where offers and/or sales occurred. Included in the EGIG Schedules are copies of all material documentation and information relating to the Sales if applicable. With respect to the Sales:

          (a) all prospective investors were provided, prior to their investment, all material information with respect to the investment, including any information necessary to make the materials provided not misleading;

          (b) neither EGIG nor any person acting on its behalf offered or sold securities of EGIG by any form of general solicitation or general advertising;

          (c) immediately prior to making any Sale, EGIG reasonably believed that each purchaser was an accredited investor; and

          (d) the descriptive material and all other information, whether written or oral, provided to prospective investors in the Sales did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Section 1.20 EGIG Schedules. At the Closing, except for those being waived by Alpha, EGIG will deliver to ALPHA the following schedules, which are collectively referred to as the "EGIG Schedules" and which consist of separate schedules dated as of the Closing Date and instruments and data as of such date, all certified by the chief executive officer or person holding equivalent function of EGIG as complete, true and correct:

          (a)  a  schedule  containing  complete  and  correct  copies  of   the
     Certificate of Incorporation, Memorandum and Articles of Association and Bylaws of EGIG as in effect as of the date of this Agreement;

          (b) a schedule containing copies of all Financial Statements of EGIG identified in Section 1.4;

          (c) a schedule setting forth the description of any material adverse change in the business, operations, property, assets, or condition of EGIG since December 31, 2005, required to be provided pursuant to Section 1.7 hereof; and

          (d) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the EGIG Schedules by Sections 1.1 through 1.19.

     EGIG shall cause the EGIG Schedules and the instruments and data delivered to ALPHA hereunder to be updated after the date hereof up to and including the Effective Time, as hereinafter defined.


                                   ARTICLE II

               REPRESENTATIONS, COVENANTS AND WARRANTIES OF ALPHA

     As an inducement to, and to obtain the reliance of EGIG, ALPHA represents and warrants as follows:

     Section 2.1 Organization. ALPHA is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it are now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the ALPHA Schedules (as hereinafter defined) are complete and correct copies of the Articles of Incorporation and Bylaws of ALPHA as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of ALPHA's Articles of Incorporation or Bylaws. ALPHA has taken all action required by law, its Articles of Incorporation, its Bylaws or otherwise to authorize the execution and delivery of this Agreement. ALPHA has full power, authority and legal right and has taken all action required by law, its Articles of Incorporation, Bylaws or otherwise to consummate the transactions herein contemplated.

     Section 2.2 Capitalization. The authorized capitalization of ALPHA consists of Two Hundred Million (200,000,000) shares of Common Stock, par value $.001, of which Ninety-Nine Million Eight Hundred Sixty Nine Thousand Three Hundred (99,869,300) shares are issued and are outstanding (the "Alpha Common Shares") and Fifty Million (50,000,000) shares of Preferred Stock, par value $.001 per share, of which Twenty Three Thousand Series "A" (23,000) shares are issued and are outstanding, each convertible into one (1) share of Alpha's Common Stock (the "Alpha Preferred Shares") (collectively, the "Shares"). All of the Alpha issued and outstanding Shares have been duly authorized, validly issued, are fully paid and non-assessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by ALPHA in compliance with all applicable state and federal laws.

     Section 2.3 Subsidiaries. Other than as disclosed in the ALPHA Schedules or in the ALPHA SEC Reports (as defined herein), ALPHA does not have any subsidiaries and does not own, beneficially or of record, any other corporation.

     Section 2.4 Financial Statements.

          (a) Included in the ALPHA Schedules are the audited Financial Statements for the years ended December 31, 2005 and 2004, which are included in the schedules identified in Section 2.18(b).

          (b) All such Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The ALPHA Financial Statements present fairly as of their respective dates the financial condition of ALPHA. ALPHA did not have as of the date of any of such ALPHA balance sheets, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of ALPHA, in accordance with generally accepted accounting principles. The statements of operations, stockholders'
     equity and changes in financial position reflect fairly the information required to be set forth therein by generally accepted accounting principles.

          (c) The books and records, financial and others, of ALPHA are in all material respects complete and correct and have been maintained in accordance with good business accounting practices.

          (d) ALPHA has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

          (e) ALPHA has filed all state, federal or local income tax returns required to be filed by it from inception to the date hereof.

     Section 2.5 Information. The information concerning ALPHA as set forth in this Agreement and in the ALPHA Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 2.6 Absence of Certain Changes or Events. Except as described herein or in the ALPHA Schedules, since December 31, 2005:

          (a) there has not been: (i) any material adverse change in the business, operations, properties, assets or condition, of ALPHA or any damage, destruction or loss to ALPHA (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of ALPHA;

          (b) ALPHA has not: (i) amended its Articles of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed or agreed to purchase or redeem any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of ALPHA;
     (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) paid or agreed to pay any compensation payable or to become payable by it to any of its officers or directors or any employee; or (viii) made any payment to any profit sharing, bonus, deferred compensation, insurance, pension, retirement or other employee benefit plan, payment or arrangement made to, for, or with its officers, directors or employees;

          (c) ALPHA has not: (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent ALPHA balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights; (v) made or permitted any amendment or termination of any contract, agreement or license to which it is a party if such amendment or termination is material, considering the business of ALPHA; or (vi) issued, delivered or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

          (d) to the best knowledge of ALPHA, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of ALPHA.

     Section 2.7 Title and Related Matters. ALPHA owns no real property. ALPHA has good title to all of the assets which are reflected in the ALPHA balance sheet, if any, or acquired after that date (except assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances except statutory liens or claims not yet delinquent or as described in the ALPHA Schedules.

     Section 2.8 Litigation and Proceedings. Other than as disclosed in the ALPHA Schedules, the ALPHA SEC Reports or in the Notes to the ALPHA Financial Statements, there are no actions, suits or proceedings pending or, to the best of ALPHA's knowledge and belief, threatened by or against or affecting ALPHA, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition, income or business prospects of ALPHA. ALPHA does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

     Section 2.9 Contracts.

          (a) Except as included or described in the ALPHA Schedules, there are no material contracts, agreements, franchises, license agreements, or other commitments to which ALPHA is a party or by which it or any of its properties are bound;

          (b) ALPHA is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as ALPHA can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of ALPHA;

          (c) ALPHA is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income

     Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $1,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director of ALPHA; or (viii) contract, agreement, or other commitment involving payments by it of more than $1,000 in the aggregate; and

          (d) All contracts, agreements, franchises, license agreements and other commitments to which ALPHA is a party or by which its properties are bound and which are material to the operations of ALPHA taken as a whole, are valid and enforceable by ALPHA in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     Section  2.10 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which ALPHA is a party or to which any of its properties or operations are subject.

     Section 2.11 Material Contract Defaults. To the best of ALPHA's knowledge and belief, ALPHA is, except as disclosed in the ALPHA Schedules, not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of ALPHA, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which ALPHA has not taken adequate steps to prevent such a default from occurring.

     Section 2.12 Governmental Authorizations. To the best of ALPHA's knowledge, ALPHA has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by ALPHA of the transactions contemplated hereby.

     Section 2.13 Compliance With Laws and Regulations. To the best of ALPHA's knowledge and belief, ALPHA has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of ALPHA or would not result in ALPHA's incurring any material liability.

     Section 2.14 Insurance. All of the insurable properties of ALPHA, if any, are insured for ALPHA's benefit in accordance with the insurance policies disclosed in the ALPHA Schedules under valid and enforceable policies issued by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding and in full force at the Closing Date, as hereinafter defined.

     Section 2.15 Approval of Agreement. The board of directors of ALPHA has authorized the execution and delivery of this Agreement by ALPHA and has approved the transactions contemplated hereby.

     Section 2.16 Material Transactions or Affiliations. Other than as disclosed in the ALPHA SEC Reports, there exists no material contract, agreement or arrangement between ALPHA and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by ALPHA to own beneficially, ten percent (10%) or more of the issued and outstanding Common Stock of ALPHA and which is to be performed in whole or in part after the date hereof. ALPHA has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     Section 2.17 Labor Relations. ALPHA has never had a work stoppage resulting from labor problems. ALPHA has no employees other than its officers and directors.

     Section 2.18 ALPHA Schedules. At the Closing, except for those being waived by EGIG, ALPHA will deliver to EGIG the following schedules, which are collectively referred to as the "ALPHA Schedules" which are dated the date of this Agreement, all certified by an officer of ALPHA to be complete, true and accurate:

          (a)  a  schedule  containing  complete  and  correct  copies  of   the
     Articles of Incorporation and Bylaws of ALPHA as in effect as of the date of this Agreement;

          (b) a schedule containing copies of all Financial Statements of ALPHA identified in Section 2.4(a);

          (c) a schedule setting forth the description of any material adverse change in the business, operations, property, assets, or condition of ALPHA since December 31, 2005. required to be provided pursuant to Section 2.6 hereof; and

          (d) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the ALPHA Schedules by Sections 2.1 through 2.17.

     ALPHA shall cause the ALPHA Schedules and the instruments to be delivered to EGIG hereunder to be updated after the date hereof up to and including the Effective Time.

                                   ARTICLE III

                               ARTICLES OF MERGER

     Section 3.1 The Merger. On the Effective Time (as defined hereinbelow), EGIG will be merged with and into ALPHA, the latter of which shall survive the merger as the Surviving Corporation. ALPHA shall do or, as of the Closing, has done the following

          (a) ALPHA's Board of Directors and the holders of a majority of the ALPHA's issued and outstanding Common Stock shall take all action necessary to adopt an amendment to the ALPHA Articles of Incorporation, changing the name of Alpha to "Beicang Iron & Steel Inc.", as well as increasing the number of authorized common shares to 1,000,000,000, par value $0.001 per share (the "Amendment").

          (b) Upon the filing of the Amendment with the Nevada Secretary of State ALPHA shall issue and deliver 898,823,700 shares of ALPHA's Common Stock (the "ALPHA Stock"), representing 90% interest in Alpha following the Effective Time, to EGIG's shareholders in exchange for all of EGIG's issued and outstanding Common Stock. At the Closing, the ALPHA's Stock shall be issued to the holders of common stock of EGIG immediately prior to the Closing on a pro rata basis to each holder's ownership of EGIG. ALPHA shall not issue or exchange any fractional shares or interests in connection with the foregoing conversion. If any of EGIG's Shareholders would otherwise be entitled to a fractional share on exchange of such shares, ALPHA shall round the number of shares of the ALPHA Stock to be issued to such stockholder to the nearest whole share.

          (c) After the Effective Time of the Merger, each of EGIG's Shareholders shall surrender his or her certificate or certificates representing such EGIG shares, together with an investment letter in a form acceptable to ALPHA's counsel, to the ALPHA's registrar and transfer agent and thereafter, such holder shall be entitled to receive a certificate or certificates evidencing shares of the ALPHA Stock as provided herein. In addition, each of EGIG's shareholders shall execute and deliver to ALPHA that certain Investment Letter attached hereto as Exhibit "A."

     Section 3.2 Effective Time. (a) The Effective Time of the Merger contemplated by this Agreement shall be the first business day following: (i) the approval of the shareholders of both EGIG and ALPHA as more fully described in Section 4.1 and 4,2, below; (ii) the filing and acceptance of the Amendment;
(iii) the filing and acceptance of Articles of Merger, as required under Nevada law (the "Articles of Merger"); (iv) the receipt by ALPHA of EGIG's audited Financial Statements for its fiscal year ended December 31, 2005, which shall be prepared in accordance with Generally Accepted Accounting Principles; and (v) receipt by Alpha of all information required to be included to allow ALPHA to file a Form 8-K12G3 (or such other form as may be prescribed by the Securities and Exchange Commission) with the US Securities and Exchange Commission, advising of the Merger and change in control of ALPHA, unless a different date is mutually agreed to in writing by the parties hereto (the "Effective Time"). At the Effective Time, EGIG shall be merged with and into the ALPHA in accordance with Nevada law, whereupon the separate existence of EGIG shall cease, and ALPHA shall be the surviving corporation (the "Surviving Corporation").

     (b) From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of EGIG, all as provided under Nevada Law.

     Section 3.3 Conversion of Shares. At the Effective Time, each share of common stock of EGIG outstanding immediately prior to the Effective Time shall, without any action on the part of any party hereto, be converted into and become 898,823,700 shares of Common Stock (the "ALPHA Shares") of the Surviving Corporation. All of the shares of EGIG's common stock outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate previously representing any such share of EGIG's common stock shall be converted into the right to receive a new certificate of ALPHA Shares.

     Section 3.4 Exchange of Shares. Corporate Stock Transfer, Inc., ALPHA's duly appointed transfer agent, shall act as the exchange agent (the "Exchange Agent") for the purpose of exchanging certificates representing the ALPHA Shares (the "New Certificates".) On the Closing Date or promptly thereafter, EGIG's shareholders (the "Shareholders") will surrender the certificates representing EGIG's common stock to the Exchange Agent for cancellation together with a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of such certificates to the Exchange Agent) for use in such exchange.

     Section 3.5. Dissenting Shares. Notwithstanding Sections 3.2 and 3.3, ALPHA Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such ALPHA Shares in accordance with Nevada Law shall only be entitled to such rights as are provided by Nevada Law, unless such holder fails to perfect, withdraws or otherwise loses his, her or its right to appraisal.

     Section 3.6 Adjustments. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding ALPHA Shares shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of ALPHA Shares, or stock dividend thereon with a record date during such period, the number of ALPHA Shares into which a Shareholder is entitled pursuant to this Agreement shall be appropriately adjusted.

     Section 3.7 Lost Certificates. If any EGIG certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue the ALPHA Shares represented by such certificate to such person, as contemplated by this Article III.

     Section 3.8 Termination. This Agreement may be terminated by the board of directors of ALPHA or the board of directors of EGIG at any time prior to the Effective Time if any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions. In the event of termination pursuant to this Section 3.8, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

     Section 3.9 Directors of Surviving Corporation. Following the Effective Time, the Board of Directors of the Surviving Corporation shall consist of two
(2) directors, including Hou Beicang and Zou Zhendong, who shall be appointed in accordance with procedures set forth in the ALPHA bylaws. Each of the current directors of ALPHA shall hold office until his successors shall have been duly elected and shall have qualified or until his or her earlier death, resignation or removal.

     Section 3.10 Officers of the Surviving Corporation. The names of the Officers of the Surviving Corporation who shall hold office subject to the Bylaws of the Surviving Corporation are as follows:

         NAME                  OFFICE
         ----                  ------

         Hou Beicang           Chief Executive Officer and Chief Financial
                               Officer, Secretary, Treasurer

     Section 3.11 Effect of Merger. On the Effective Time of the merger, EGIG shall cease to exist and shall be merged with and into the Surviving
Corporation, in accordance with the provisions of this Agreement and in accordance with the provisions of, and with the effect provided in the corporation laws of the State of Nevada. The Surviving Corporation shall possess all the rights, privileges, powers, franchises, trust and fiduciary duties, powers and obligations, and be subject to all the restrictions, obligations and duties of each ALPHA and EGIG, and all the rights, privileges, powers, franchises, trust and fiduciary rights, powers, duties and obligations of ALPHA and EGIG; and all property, real, personal and mixed, and all debts due to ALPHA and EGIG on whatever account, and all other things belonging to each ALPHA and EGIG shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter be the property of the Surviving Corporation as they were of ALPHA and EGIG; and the title to any real estate, whether vested by deed or otherwise, in either ALPHA or EGIG shall not revert or be in any way impaired by reason of the merger; provided, however, that all rights of creditors and all liens upon any property of either ALPHA or EGIG shall be preserved unimpaired, and all debts, liabilities and duties of ALPHA and EGIG shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by the Surviving Corporation. The Articles of Incorporation and Bylaws of ALPHA shall remain those of the Surviving Corporation.

                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section 4.1 Stockholder Meeting of EGIG. EGIG shall, at a meeting of its shareholders duly called by the board of directors of EGIG, to be held as soon as practicable following execution of this Agreement, or pursuant to a unanimous consent of the shareholders of EGIG, present for the authorization and approval of the shareholders of EGIG, in accordance with the applicable provisions of the laws of the Cayman Islands, this Agreement and the consummation of the transactions contemplated with ALPHA as set forth herein.

     Section 4.2 Stockholder Meeting of ALPHA. ALPHA shall, at a meeting of its stockholders duly called by the board of directors of ALPHA, to be held as soon as practicable following execution of this Agreement, or pursuant to a consent of the stockholders present for the authorization and approval of the stockholders of ALPHA in accordance with the applicable provisions of the laws of the State of Nevada, this Agreement, the Amendment and the consummation of the transactions contemplated with EGIG as set forth herein

     Section 4.3 Access to Properties and Records. ALPHA and EGIG will each afford to the Chief Executive Officer, or equivalent officer, of the other full access to the properties, books and records of ALPHA and EGIG, as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of ALPHA and EGIG, as the case may be, as the other shall from time to time reasonably request.

     Section 4.4 Availability of Rule 144. Each of the parties acknowledge that the stock of ALPHA to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act. ALPHA is under no obligation, except as set forth herein, to register such shares under the Securities Act. Notwithstanding the foregoing, however, ALPHA will use its best efforts to: (a) make publicly available on a regular basis not less than semi-annually, business and financial information regarding ALPHA so as to make available to the shareholders of ALPHA the provisions of Rule 144 pursuant to subparagraph (c)(2) thereof; and (b) within ten (10) days of any written request of any stockholder of ALPHA, ALPHA will provide to such stockholder written confirmation of compliance with such of the foregoing subparagraph as may then be applicable. The stockholders of ALPHA holding restricted securities of ALPHA as of the date of this Agreement, and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.4 shall survive the Closing and the consummation of the transactions herein contemplated.

     Section  4.5  Information  for  ALPHA  Public  Reports.  EGIG  and the EGIG
Shareholders will furnish ALPHA with all information concerning EGIG and the EGIG Shareholders, including all Financial Statements, required for inclusion in any public report intended to be filed by ALPHA pursuant to the Securities Act, the Securities Exchange Act of 1934 (the "Exchange

Act"), or any other applicable federal or state law (the "SEC Reports"). EGIG represents and warrants to ALPHA that, to the best of its knowledge and belief, all information so furnished for either such registration statement or other public release by ALPHA, including the Financial Statements described in Section 1.4, shall be true and correct in all material respects without omission of any material fact required to make the information stated not misleading.

     Section 4.6 Special Covenants and Representations Regarding the ALPHA Shares. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the ALPHA Shares to the shareholders of EGIG as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes that depend, inter alia, upon the circumstances under which the EGIG Shareholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing, EGIG shall cause to be delivered, and the EGIG Shareholders shall deliver to ALPHA, letters of representation in the form attached hereto as Exhibit "A."

     Section 4.7 Third Party Consents. ALPHA and EGIG agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

     Section 4.8 Actions Prior to Effective Time.

          (a) From and after the date of this Agreement until the Effective Time and except as set forth in the ALPHA or EGIG Schedules or as permitted or contemplated by this Agreement, ALPHA and EGIG, respectively, will each:

               (i) carry on its business in substantially the same manner as it has heretofore;

               (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

               (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

               (iv) perform in all material respects all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

               (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees and to maintain its relationship with its material suppliers and customers; and

               (vi) use  its  best  effort  to  comply  with and  perform in all material respects all obligations and duties imposed on it by all federal and state and provincial laws and all rules, regulations and orders imposed by federal or state or provincial governmental authorities.

          (b) From and after the date of this Agreement until the Effective Time, neither ALPHA nor EGIG will:

               (i) except as otherwise specifically set forth herein, make any change in their respective Articles of Incorporation or Certificate of Incorporation or Memorandum and Articles of Association or Bylaws;

               (ii) take any action described in Section 1.7 in the case of EGIG, or in Section 2.6, in the case of ALPHA (all except as permitted therein or as disclosed in the applicable party's schedules); or

               (iii) enter into or amend any contract, agreement or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement or other instrument in the ordinary course of business involving the sale of goods or services.

     Section 4.9 Indemnification.

               (a) EGIG hereby agree to indemnify ALPHA and each of the officers, agents and directors of ALPHA as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

               (b) ALPHA hereby agree to indemnify EGIG and each of its directors, agents and current shareholders as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement and particularly the representation regarding no liabilities referred to in Section 2.4 (d) and with regard to the representation set forth in Section 7.1 hereof regarding finders fees. The indemnification provided for in this Paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF ALPHA

     The   obligations  of  ALPHA  under  this  Agreement  are  subject  to  the satisfaction, at or before the Closing Date, of the following conditions:

     Section  5.1  Conditions  Subsequent.  All of those  matters  described  in
Article III, above, shall have been satisfied or waived by the parties hereto.

     Section 5.2 Accuracy of Representations. The representations and warranties made by EGIG in this Agreement were true when made and shall be true at the Effective Time with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and EGIG shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by EGIG prior to or at the Closing.

     Section 5.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of EGIG.


                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF EGIG

     The   obligations   of  EGIG  under  this  Agreement  are  subject  to  the
satisfaction, at or before the Closing Date, of the following conditions:

     Section  6.1  Conditions  Subsequent.  All of those  matters  described  in
Article III, above, shall have been satisfied or waived by the parties hereto.

     Section 6.2 Accuracy of Representations. The representations and warranties made by ALPHA in this Agreement were true when made and shall be true as of the Effective Time (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and ALPHA shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by ALPHA prior to or at the Closing.

     Section 6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of ALPHA.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 Brokers and Finders. Each party represents to every other party that all brokers or finders who have acted for it in connection with this Agreement have been satisfied in full and that no other obligations need to be satisfied as of the date of this Agreement. In the event it is determined that any party is obligated to any other party to pay a broker or finder relevant to the transaction described herein, ALPHA agrees to indemnify EGIG for any such obligation, including reasonable attorneys fees.

     Section 7.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada. The parties agree that any dispute arising under this Agreement, whether during the term of the Agreement or at any subsequent time, shall be submitted to China Economic and Trade Arbitration Commission for arbitration with then applicable rules of that Commission. The award of the arbitration shall be binding and enforceable against each party hereto.

     Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, addressed to the other party at the address indicated hereinabove or such other address as a party may so indicate to the other in the future.

     Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 7.5 Confidentiality. Each party hereto agrees with the other parties that, unless and until the merger contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director, shareholder or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published, and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

     Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 7.7 Third Party Beneficiaries. This contract is solely among ALPHA and EGIG and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.8 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

     Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date of the merger and the consummation of the transactions herein contemplated.

     Section 7.10 Counterparts; Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

     Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     7.12 Incorporation of Recitals. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

     7.13 Expenses. Each of the parties to this Agreement shall bear all of its own expenses incurred by it in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation therefor.

     7.14 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     7.15 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     7.16 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

     7.17 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     7.18 Failure of Conditions; Termination. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right to terminate this Agreement. The election to terminate shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

     7.19 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

     7.20 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) has been afforded the opportunity to negotiate as to any and all terms hereof; and (d) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     7.21 Litigation by Third Parties. In the event that suit is brought by a third party to enjoin or otherwise interfere with the consummation of the transactions contemplated herein, the parties agree that the bringing of such litigation shall not entitle any party hereto to terminate the Agreement, but that the parties shall bring an action for declaratory relief before a court of competent jurisdiction and shall terminate this Agreement if such court adjudges termination to be required by the rights of such third party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

                                     ALPHA SPACECOM, INC.


                                     By:  s/Xuedong Hu
                                        ----------------------------------------
                                     Its: President

                                     EAST GLORY INVESTMENTS GROUP LIMITED


                                     By:  s/Hou Beicang
                                        ----------------------------------------
                                     Its:  President
                                         ---------------------------------------

                                   EXHIBIT "A"

                                INVESTMENT LETTER


                     , 2006
---------------------

Board of Directors
Alpha Spacecom, Inc.
Room 710
Zhou Ji Building
No. 16 Ande Road
Dongcheng District
Beijing, 100011 China

Gentlemen:

The undersigned herewith deposits certificate(s) for shares of common stock of EAST GLORY INVESTMENTS GROUP LIMITED, a Cayman Island corporation, ("EGIG"), as described below (endorsed, or having executed stock powers attached) in acceptance of and subject to the terms and conditions of that certain Merger Agreement (the "Agreement"), between Alpha Spacecom, Inc. (the "Company") and EGIG, dated April 7, 2006, receipt of which is hereby acknowledged, in exchange for shares of Common Stock of the Company (the "Securities"). If any condition precedent to the Agreement is not satisfied within the relevant time parameters established in the Agreement (or any extension thereof), the certificate(s) are to be returned to the undersigned.

The undersigned hereby represents, warrants, covenants and agrees with you that, in connection with the undersigned's acceptance of the Securities and as of the date of this letter:

     1. The undersigned is aware that his acceptance of the Securities is irrevocable, absent an extension of the Expiration Date of any material change to any of the terms and conditions of the Agreement.

     2. The undersigned warrants full authority to deposit all shares referred to above and the Company will acquire good and unencumbered title thereto.

     3. The undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of the undersigned.

     4. By execution hereof, the undersigned hereby confirms that the Company's Common Stock to be received in exchange for EGIG common stock, will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By execution hereof, the undersigned further represents the undersigned does not have any contract, undertaking, agreement or arrangement with any third party, with respect to any of the Securities.

     5. The undersigned understands that the Securities are being issued pursuant to available exemption thereto and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. I understand that no registration statement has been filed with the United States Securities and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder such as me by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. I understand that I cannot sell the Securities unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection I understand that the Company has advised the Transfer Agent for the Common Shares that the Securities are "restricted securities" under the 1933 Act and that they may not be transferred by me to any person without the prior consent of the Company, which consent of the Company will require an opinion of my counsel to the effect that, in the event the Securities are not registered under the 1933 Act, any transfer as may be proposed by me must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, I acknowledge that a legend to the following effect will be placed upon the certificate representing the Securities and that the Transfer Agent has been advised of such facts:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN
         EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     I understand that the foregoing legend on my certificate for the Common Shares limits their value, including their value as collateral.

     6. The undersigned represents that he is experienced in evaluation and investing in securities of companies in the development stage and acknowledges that it is able to fend for himself, can bear the economic risk of this investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

     IN WITNESS WHEREOF, the undersigned has duly executed this Investment Letter as of the date indicated hereon.

Dated:                         , 2006
       ------------------------

Very truly yours,


----------------------------------------
(signature)


----------------------------------------
(print name in full)


----------------------------------------
(city, state, zip)


----------------------------------------
(social security number or
employer identification no.)

                                   APPENDIX B


              EAST GLORY INVESTMENTS GROUP LIMITED AND SUBSIDIARIES


                        CONSOLIDATED FINANCIAL STATEMENTS

               FOR THE YEAR ENDED DECEMBER 31, 2005, 2004 AND 2003

              EAST GLORY INVESTMENTS GROUP LIMITED AND SUBSIDIARIES

                          INDEX TO FINANCIAL STATEMENTS


                                                                           Pages

Report of Independent Registered Public Accounting Firm                       2

Consolidated Balance Sheets                                                 3-4

Consolidated Statements of Operations and Other Comprehensive Income          5

Consolidated Statements of Changes of Stockholders' Equity                    6

Consolidated Statements of Cash Flows                                         7

Notes of Financial Statements                                              8-23

             Report of Independent Registered Public Accounting Firm



TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
EAST GLORY INVESTMENTS GROUP LIMITED


We have audited the accompanying consolidated balance sheets of East Glory Investments Group Limited (the "Company") as of December 31, 2004 and 2005 and the related consolidated statements of operations and other comprehensive income, cash flows, and stockholders' equity for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (in the United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal controls over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of East Glory Investments Group Limited as of December 31, 2004 and 2005 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 14 to the consolidated financial statements, the Company has engaged in significant related party transactions.


x/GC Alliance Limited

GC ALLIANCE LIMITED
Certified Public Accountants

Hong Kong

July 26, 2006

              EAST GLORY INVESTMENTS GROUP LIMITED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (Amounts expressed in U.S. Dollars)

                                                        Years Ended December 31,
                                                        ------------------------
                                                            2005        2004
                                                        -----------  -----------
ASSETS
Current assets
Cash and cash equivalents                               $   158,348  $   277,921
Bills receivable                                          1,622,537       36,145
Prepayment and deposits                                     604,054      102,500
Accounts receivable, trade                                3,652,327      338,488
Inventories                                               2,148,693    3,206,757
Prepaid land use right                                        8,860           --
Other receivables                                           692,378       49,738
Due from related parties                                    769,645      441,516
                                                        -----------  -----------
Total current assets                                      9,656,842    4,453,065

Property, plant and equipment, net                        4,872,129    1,714,298
Prepaid land use right, net of current portion              425,295           --
Construction in progress                                     59,523      961,924
Deposits for property, plant and equipment                   34,992    1,204,503
                                                        -----------  -----------
Total assets                                            $15,048,781  $ 8,333,790
                                                        ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Other short-term loans                                  $   267,404  $    74,699
Bills payable                                             1,553,865           --
Accounts payable                                          3,503,486    2,315,206
Receipts in advance                                          94,272       60,242
Accrued expenses                                          1,113,433      920,661
Other payables                                            1,010,554      535,978
Value-added tax payable                                   1,097,128      187,283
Due to related parties                                        8,674      450,840
                                                        -----------  -----------
Total current liabilities                                 8,648,816    4,544,909

Other long-term loans                                       741,966      124,699
                                                        -----------  -----------

Total liabilities                                       $ 9,390,782  $ 4,669,608
                                                        -----------  -----------

              EAST GLORY INVESTMENTS GROUP LIMITED AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS (CONTINUED)
                       (Amounts expressed in U.S. Dollars)


                                                       Years Ended December 31,
                                                       -------------------------
                                                           2005         2004
                                                       -----------  ------------
Commitments and Contingencies (Note 16)

Stockholders' Equity
Common stock, $1 par, 50,000 shares
   authorized, 1,000 shares issued and paid up         $     1,000  $     1,000
Additional paid-in capital                               5,533,059    3,968,785

Statutory reserves                                          24,713           --

Accumulated other comprehensive income                      30,093           --
Retained earnings (Accumulated loss)                        69,134     (305,603)
                                                       -----------  -----------
Total Stockholders' Equity                               5,657,999    3,664,182
                                                       -----------  -----------
Total Liabilities and Stockholders' Equity             $15,048,781  $ 8,333,790
                                                       ===========  ===========


   The accompanying notes are an integral part of these financial statements.

              EAST GLORY INVESTMENTS GROUP LIMITED AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                         AND OTHER COMPREHENSIVE INCOME
                       (Amounts expressed in U.S. Dollars)


                                               Year ended December 31,
                                     -------------------------------------------
                                         2005           2004            2003
                                     ------------   ------------   ------------

Revenue                              $ 30,381,487   $  9,059,491   $     68,512
Revenue-related party                   4,563,245             --             --
                                     ------------   ------------   ------------

Total revenue                          34,944,732      9,059,491         68,512

Cost of goods sold                    (32,935,217)    (8,437,594)       (64,276)
                                     ------------   ------------   ------------

Gross profit                            2,009,515        621,897          4,236
                                     ------------   ------------   ------------
Operating expenses

Selling expenses                         (648,357)      (328,488)            --
General and administrative expenses      (644,835)      (309,971)       (84,744)
Loss on impairment of plant
  and machinery                          (262,602)            --             --
                                     ------------   ------------   ------------
Total operating expenses               (1,555,794)      (638,459)       (84,744)
                                     ------------   ------------   ------------
Income (Loss) from operations             453,721        (16,562)       (80,508)
                                     ------------   ------------   ------------
Other income (expenses)

Gain on by-products sales                  64,329             --             --
Sundry income                              68,960          6,587             --
Finance costs                            (123,231)      (183,351)       (31,769)
                                     ------------   ------------   ------------
Total other expenses                      (54,271)      (176,764)       (31,769)
                                     ------------   ------------   ------------
Income (Loss) before income taxes         399,450       (193,326)      (112,277)

Income taxes                                   --             --             --
                                     ------------   ------------   ------------
Net income (loss)                         399,450       (193,326)      (112,277)

Other comprehensive income                 30,093             --             --
                                     ------------   ------------   ------------
Comprehensive income (loss)          $    429,543   $   (193,326)  $   (112,277)
                                     ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

             EAST GLORY INVESTMENTS GROUP LIMITED AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF CHANGE IN STOCKHOLDERS' EQUITY
                       (Amounts expressed in U.S. Dollars)


                                                                          (Accumulated
                                           Common stock       Additional     loss) /
                                    ------------------------    paid-in     Retained
                                      Shares        Amount     capital      earnings
                                    -----------  -----------  -----------  -----------

Balance at January 1, 2003                1,000  $     1,000  $        --  $        --

     Net loss                                --           --           --     (112,277)
     Contribution by stockholder             --           --    1,247,851           --
                                    -----------  -----------  -----------  -----------

Balance at January 1, 2004                1,000        1,000    1,247,851     (112,277)

    Net loss                                 --           --           --     (193,326)
    Contribution by stockholder              --           --    2,720,934           --
                                    -----------  -----------  -----------  -----------

Balance at December 31, 2004              1,000        1,000    3,968,785     (305,603)


    Net income                               --           --           --      399,450
    Contribution by stockholder              --           --    1,564,274           --
    Transfer to statutory reserves           --           --           --      (24,713)
    Effect of foreign currency
        translation                          --           --           --           --
                                    -----------  -----------  -----------  -----------

Balance at December 31, 2005              1,000  $     1,000  $ 5,533,059  $    69,134
                                    ===========  ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                      Statutory reserves
                                    ------------------------
                                                  Statutory   Accumulated
                                     Statutory     common       other
                                      surplus      welfare   comprehensive
                                      reserve      reserve       income       Total
                                    -----------  -----------  -----------  -----------

Balance at January 1, 2003          $        --  $        --  $        --  $     1,000

     Net loss                                --           --           --     (112,277)
     Contribution by stockholder             --           --           --    1,247,851
                                    -----------  -----------  -----------  -----------

Balance at January 1, 2004                   --           --           --    1,136,574

    Net loss                                 --           --           --     (193,326)
    Contribution by stockholder              --           --           --    2,720,934
                                    -----------  -----------  -----------  -----------

Balance at December 31, 2004                 --           --           --    3,664,182

    Net income                               --           --           --      399,450
    Contribution by stockholder              --           --           --    1,564,274
    Transfer to statutory reserves       16,475        8,238           --           --
    Effect of foreign currency
        translation                          --           --       30,093       30,093
                                    -----------  -----------  -----------  -----------

Balance at December 31, 2005        $    16,475  $     8,238  $    30,093  $ 5,657,999
                                    ===========  ===========  ===========  ===========


   The accompanying notes are an integral part of these financial statements.

              EAST GLORY INVESTMENTS GROUP LIMITED AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                       (Amounts expressed in U.S. Dollars)


                                                                 Year ended December 31,
                                                        ---------------------------------------
                                                            2005          2004         2003
                                                        -----------   -----------   -----------
Cash flows from operating activities

Net income (loss)                                       $   399,450   $  (193,326)  $  (112,277)
Adjustments to reconcile net income (loss) to cash
  provided by (used in) operating activities:
  Depreciation                                              343,950       111,361            --
  Amortization                                                8,860            --            --
  Loss on impairment of plant and machinery                 262,602            --            --
Decrease (increase) in assets
  Bills receivable                                       (1,586,392)      (36,145)           --
  Prepayment and deposits                                  (501,554)      531,502      (634,002)
  Accounts receivable                                    (3,313,839)     (217,543)     (120,945)
  Inventories, net                                        1,058,064    (2,477,369)     (729,388)
  Other receivables                                        (642,640)      (27,446)      (22,292)
  Due from related parties                                 (328,129)     (362,545)      (77,971)
  Value-added tax recoverable                                    --        94,647       (94,647)
Increase (decrease) in liabilities:
  Bills payable                                           1,553,865            --            --
  Accounts payable                                        1,188,280     2,312,619         2,587
  Receipts in advance                                        34,030        60,242            --
  Accrued expenses                                          192,772       911,183         9,478
  Other payables                                            474,576       276,517       259,461
  Value-added tax payable                                   909,845       187,283            --
  Due to related parties                                   (442,166)      (65,106)      515,946
                                                        -----------   -----------   -----------
Net cash (used in) provided by operating activities        (388,426)    1,105,874    (1,004,050)
                                                        -----------   -----------   -----------
Cash flows from investing activities
Purchase of plant and equipment                          (1,692,471)   (1,549,708)   (1,237,875)
Purchase of land use rights                                (443,015)           --            --
Payment for deposits for property, plant and equipment           --    (1,204,503)           --
                                                        -----------   -----------   -----------
Net cash used in investing activities                    (2,135,486)   (2,754,211)   (1,237,875)
                                                        -----------   -----------   -----------
Cash flows from financing activities
Injection of additional paid-in capital                   1,564,274     2,720,934     1,247,851
Inception of other loans                                    887,757            --     1,000,455
Repayment of other loans                                    (84,337)     (801,057)           --
                                                        -----------   -----------   -----------
Net cash provided by financing activities                 2,367,694     1,919,877     2,248,306
                                                        -----------   -----------   -----------
Effect of foreign currency translation                       36,645            --            --
                                                        -----------   -----------   -----------
Net (decrease) increase in cash and
  cash equivalents                                         (119,573)      271,540         6,381
Cash and cash equivalents, beginning of year                277,921         6,381            --
                                                        -----------   -----------   -----------
Cash and cash equivalents, end of year                  $   158,348   $   277,921   $     6,381
                                                        ===========   ===========   ===========
Supplemental disclosure information
Finance costs paid                                      $   123,231   $   183,351   $    31,769
                                                        ===========   ===========   ===========
Income tax paid                                         $        --   $        --   $        --
                                                        ===========   ===========   ===========
Major non-cash transactions
Barter sales of finished goods in return of raw
  materials for production                              $ 6,081,069   $   425,309   $        --
                                                        ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

              EAST GLORY INVESTMENTS GROUP LIMITED AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003


1.   DESCRIPTION OF BUSINESS AND ORGANIZATION
     ----------------------------------------

     East Glory Investments Group Limited (the "Company" or "EGIG") was incorporated under the laws of the Cayman Islands on July 26, 2005 and holds all of the issued and outstanding share capital of Trinity Link Holdings Limited ("Trinity Link"), which was incorporated under the laws of the British Virgin Islands on August 18, 2005. Trinity Link in turn holds all of the issued and outstanding share capital of Shanxi Bestlink Management Consulting Co. Ltd ("Bestlink"), which was incorporated under the laws of the People's Republic of China ("PRC" or "China") on December 30, 2005. Neither EGIG, Trinity Link nor Bestlink have carried on any substantive operations of their own, except that Bestlink has entered into certain exclusive agreements with Pinglu County Changhong Ferroalloy Co. Ltd. ("PL"), Fanshi County Xinyu Iron Resources Co. Ltd. ("FS") and other relevant parties.

     Located in Pinglu County and Fanshi County respectively in the southern and northern part of Shanxi Province of China, PL and FS engage in the refinery of iron ores. PL produces ferrochromium alloy, whereas FS produces palletized iron that is used in steel manufacturing. Customers of PL and FS include major steel manufacturers in China.

     The majority of the paid-in capital of both PL and FS was funded by the shareholders of EGIG. On January 5, 2006, Bestlink entered into certain exclusive agreements with both PL and FS and their shareholders. PL and FS hold the licenses and approvals necessary to operate the iron ore refinery businesses in China. Pursuant to these agreements, Bestlink provides exclusive management consulting and other general business operation services to PL and FS in return of a services fee which is equal to 95% of PL and FS's revenue less their operational cost and fees. In addition, PL and FS's shareholders have pledged their equity interests in PL and FS to Bestlink, irrevocably granted Bestlink an exclusive option to purchase, to the extent permitted under PRC law, all or part of the controlling equity interests in PL and FS and agreed to entrust all the rights to exercise their voting power to the person(s) appointed by Bestlink. Through these contractual arrangements, EGIG, through Bestlink, has the ability to substantially influence PL and FS's daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder approval.

     As a result of these contractual arrangements, which obligates EGIG, through Bestlink, to absorb a majority of the risk of loss from PL and FS's activities and enable EGIG, through Bestlink, to receive a majority of its expected residual returns, EGIG accounts for PL and FS as its variable interest entities ("VIE") under FASB Interpretation No. 46(R) ("FIN 46R"), "Consolidation of Variable Interest Entities - An Interpretation of ARB No. 51", because the equity investors in PL and FS do not have the characteristics of a controlling financial interest and EGIG should be considered the primary beneficiary of PL and FS. Accordingly, EGIG consolidates PL and FS's results of operations, assets and liabilities.

     The entering into of those exclusive agreements by Bestlink, PL and FS and their shareholders on January 5, 2006 has been accounted for as recapitalization of PL and FS with no adjustment to the historical basis of the assets and liabilities of PL and FS and the operations were consolidated as though the transaction occurred as of the beginning of the first accounting period presented in these financial statements. For the purpose of presenting the financial statements on a consistent basis, the consolidated financial statements have been prepared as if the Company, Trinity Link and Bestlink had been in existence since January 1, 2003 and throughout the whole periods covered by these financial statements. See note 17.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

a.   Basis of presentation and consolidation

     The  accompanying   consolidated   financial  statements  are  prepared  in
     accordance with accounting principles generally accepted in the United States of America.

     The consolidated financial statements include the financial statements of the Company, its subsidiaries, Trinity Link, Bestlink, and its variable interest entities, PL and FS. All significant inter-company transactions and balances between the Company, its subsidiaries and VIEs are eliminated upon consolidation.

b.   Use of estimates

     The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Because of the use of estimates inherent in the financial reporting process, actual results could differ from those estimates.

c.   Fair values of financial instruments

     The Company values its financial instruments as required by Statement of Financial Accounting Standard (SFAS) No. 107, "Disclosures about Fair Value of Financial Instruments". The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

     The Company's financial instruments primarily consist of cash and cash equivalents, accounts receivable, other receivables, other investments, accounts payable and accruals, and short-term related party borrowings.

     As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

d.   Cash and cash equivalents

     Cash and cash equivalents include cash on hand, demand and time deposits with banks and liquid investments with an original maturity of three months or less.

     -----------------------------------------------------

e.   Accounts and other receivables

     Accounts receivable are recognized and carried at original invoiced amount less an allowance for any doubtful amounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. The Company generally does not require collateral from its customers.

     The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectibility of individual balances. In evaluating the collectibility of individual receivable balances, the Company considers many factors, including the age of the balance, the customer's payment history, its current credit-worthiness and current economic trends.

f.   Inventories

     Inventories are stated at the lower of cost, as determined on a first-in, first-out basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to the selling prices after the balance sheet date or to management estimates based on prevailing market conditions. As of December 31, 2005 and 2004, inventories stated at market which is lower than cost amounted to $293,790 and $nil respectively

g.   Property, plant and equipment

     Property, plant and equipment are recorded at cost. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of plant, property and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

     Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets: 10 years for plant and machinery; 20 years for buildings; 10 years for leasehold improvements; 10 years for office equipment; and 10 years for motor vehicles.

h.   Construction in progress

     Construction in progress includes direct costs of construction of factory building. Interest incurred during the period of construction has not been capitalized as such interest is not specifically paid for the construction of factory building. Construction in progress is not depreciated until such time as the assets are completed and put into operational use.

     -----------------------------------------------------

i.   Prepaid land use rights

     The Company has recorded as prepaid land use rights the costs paid to acquire a long-term interest to utilize the land underlying the property facility. This type of arrangement is common for the use of land in the PRC. The prepaid land use rights are amortized on the straight-line method over the term of the land use rights of 50 years.

j.   Impairment of long-lived assets

     The Company assesses impairment for property, plant and equipment, construction-in-progress and amortizable intangible assets in accordance with SFAS No. 144, "Accounting for Impairment of Long-Lived Assets to be Disposed Of", which requires an impairment loss to be recognized on long-lived assets when the sum of the expected future cash flows (undiscounted and without interest charges) resulting from the use of the assets and its eventual disposition is less than the carrying amount of the asset. Otherwise, an impairment loss is not recognized. Measurement of the impairment loss for long-lived assets is based on the fair value of the asset.

k.   Comprehensive income

     SFAS No. 130, "Reporting Comprehensive Income", requires disclosure of all components of comprehensive income and loss on an annual and interim basis. Comprehensive income and loss is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The Company had comprehensive income of $30,093, $nil and $nil for the years ended December 31, 2005, 2004 and 2003, respectively. The comprehensive income for 2005 arose from the changes in foreign currency exchange rates.

l.   Segment information

     SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", requires certain financial and supplementary information to be disclosed on an annual and interim basis for each reportable segment of an enterprise. The Company believes that it operates in one business segment - refinery of iron ores, and in one geographical segment - China, as all of the Company's current operations are carried out in China.

m.   Revenue recognition

     Revenues of the Company include sales of products in China. Sales are recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured. Sales are presented net of value added tax (VAT). No return allowance is made as products delivered are not normally returnable upon acceptance.

     ------------------------------------------------------

n.   Barter transaction

     Periodically, the Company engages in barter transactions and adopted the provisions of APB 29 - Accounting for Nonmonetary Transactions and SFAS No. 153, "Exchanges of Nonmonetary Assets - An Amendment to APB Opinion No. 29" in respect of barter transactions after June 15, 2005. Non-monetary transactions are generally recorded at fair value. If such value is not determinable within reasonable limits, the transaction is recognized based on the carrying value of the product or services provided. The amount of revenues recognized for the exchanges of finished goods in return of raw materials for production amounted to $6,081,069, $425,309 and $nil for the years ended December 31, 2005, 2004 and 2003, respectively.

o.   Income taxes

     The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

p.   Foreign currency translation

     The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes. The Company's subsidiary and VIE maintain their books and records in their functional currency, being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, the Company translates the subsidiary's and VIE's assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Adjustments resulting from the translation of the subsidiary's and VIE's financial statements are recorded as accumulated other comprehensive income.

     Until July 21,  2005,  RMB had been  pegged to US$ at the rate of  RMB8.30:
     US$1.00. On July 21, 2005, the PRC government reformed the exchange rate system into a managed floating exchange rate system based on market supply and demand with reference to a basket of currencies. In addition, the exchange rate of RMB to US$ was adjusted to RMB8.11: US$1.00 as of July 21, 2005. The People's Bank of China announces the closing price of a foreign currency such as US$ traded against RMB in the inter-bank foreign exchange market after the closing of the market on each working day, which will become the unified exchange rate for the trading against RMB on the following working day. The daily trading price of US$ against RMB in the inter-bank foreign exchange market is allowed to float within a band of +/-0.3% around the unified exchange rate published by the People's Bank of China. This quotation of exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions required submitting a payment application form together with invoices, shipping documents and signed contracts.

     ------------------------------------------------------

p.   Foreign currency translation (Continued)

     The Group's assets and liabilities at December 31, 2005 and its statement of income for the year then ended were translated at the rates of RMB8.0702:US$1.00 and RMB8.1851:US$1.00, respectively, whereas its assets and liabilities as of December 31, 2004, and its statement of income for the year then ended were translated at the single rate of RMB8.30:US$1.00. No representation is made that RMB amounts have been, or would be, converted into US$ at these rates.

q.   Related parties

     Parties are considered to be related to the Company if the parties that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

r.   Recently issued accounting standards

     In November 2004, the FASB issued SFAS No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4". SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). This statement requires that idle facility expense, excessive spoilage, double freight, and rehandling costs be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this statement requires that allocation of fixed production overheads to the costs of conversion based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal year beginning after June 15, 2005.

     In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67". SFAS No. 152 amends SFAS No. 66, "Accounting for Sales of Real Estate", to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position
     (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions". This statement also amends SFAS No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This statement is effective for financial statements for fiscal years beginning after June 15, 2005.

     ------------------------------------------------------

r.   Recently issued accounting standards (Continued)

     In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29". SFAS No. 153 amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005.

     In December 2004, The FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment". SFAS No. 123 (revised 2004) is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". This statement supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and its related implementation guidance. This statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognize the cost over the period during which an employee is required to provide service in exchange for the award. A nonpublic entity, likewise, will measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of those instruments. This statement is effective for small business issuers as of the beginning of the first interim or annual reporting period that begins after December 15, 2005, or nonpublic entities as of the beginning of the first annual reporting period that begins after December 15, 2005.

     In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3". This statement replaces APB Opinion No. 20, "Accounting Changes", and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements", and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005.

     The management of the Company does not expect these recent pronouncements to have a material impact on the Company's financial position or results of operations.

3.   CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS
     -------------------------------------------------

     Financial instruments which potentially expose the Company to concentrations of credit risk, consist of cash and accounts receivable as of December 31, 2005 and 2004. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure collections and minimize losses.

     As of December 31, 2005 and 2004, the Company's bank deposits were all placed with banks in the PRC where there is currently no rule or regulation in place for obligatory insurance of bank accounts.

     For the years ended December 31, 2005, 2004 and 2003, all of the Company's sales arose in the PRC. In addition, all accounts receivable as at December 31, 2005 and 2004 also arose in the PRC.

     -------------------------------------------------------------

     Details of the customers accounting for 10% or more of the Company's revenue are as follows:

                                                   Year ended December 31,
                                              ----------------------------------
                                                 2005        2004        2003
                                              ----------  ----------  ----------
          Company A                           $8,040,551  $3,260,321  $   68,512
          Company B                            4,541,396          --          --
          Company C                            5,648,843          --          --
          Company D                            3,804,351          --          --
          Company E                                   --   1,166,144          --

     Details of customers accounting for 10% or more of the Company's accounts receivable are as follows:

                                                               December 31,
                                                          ----------------------
                                                             2005        2004
                                                          ----------  ----------
          Company A                                       $1,084,975  $       --
          Company B                                        1,491,283          --
          Company F                                               --     192,545

4.   INVENTORIES

     Inventories consist of the following:

                                                                December 31,
                                                          ----------------------
                                                             2005        2004
                                                          ----------  ----------
         Raw materials                                    $1,710,158  $2,153,319
         Finished goods                                      315,721     936,953
         Goods in transit                                     29,571          --
         Consumables                                          93,243     116,485
                                                          ----------  ----------

                                                          $2,148,693  $3,206,757
                                                          ==========  ==========

5.   PREPAYMENT AND DEPOSITS
     -----------------------

     Prepayment and deposits consist of the following:

                                                                  December 31,
                                                              ------------------
                                                                2005      2004
                                                              --------  --------
          Utility deposit                                     $ 13,914  $     --
          Purchase deposit for raw materials                   588,405   100,151
          Other                                                  1,735     2,349
                                                              --------  --------

                                                              $604,054  $102,500
                                                              ========  ========

6.   OTHER RECEIVABLES
     -----------------

     Other receivables consist of the following:

                                                                 December 31,
                                                              ------------------
                                                                2005      2004
                                                              --------  --------
         Non-interest bearing, unsecured receivables          $520,853  $  2,410
         Cash advances to staff and salespersons for normal
             business purposes                                 166,966    44,798
         Others                                                  4,559     2,530
                                                              --------  --------

                                                              $692,378  $ 49,738
                                                              ========  ========

7.   PREPAID LAND USE RIGHTS
     -----------------------

     The Company has recorded as prepaid land use rights the costs paid to acquire a long-term interest to utilize the land underlying the property facility. This type of arrangement is common for the use of land in the PRC. The prepaid land use rights are being amortized on the straight-line method over the term of the land use rights of 50 years.

     The expected amortization of the prepaid land use rights over each of the next five years and thereafter are summarized as follows:

     Year ending December 31,
     ------------------------
     2006                                                         $   8,860
     2007                                                             8,860
     2008                                                             8,860
     2009                                                             8,860
     2010                                                             8,860
     Thereafter                                                     389,855
                                                                  ---------

     Total prepaid land use rights as of December 31, 2005        $ 434,155
     Less: Current portion                                           (8,860)
                                                                  ---------

     Long-term portion                                            $ 425,295
                                                                  =========

     Amortization expense was $8,860, $nil and $nil for the years ended December 31, 2005, 2004 and 2003, respectively.

8.   PROPERTY, PLANT AND EQUIPMENT
     -----------------------------

     Property, plant and equipment consist of the following:

                                                            December 31,
                                                      --------------------------
                                                         2005           2004
                                                      -----------   -----------
          Plant and machinery                         $ 1,925,459     1,076,576
          Building                                      3,495,054       663,152
          Motor vehicles                                  155,002        81,848
          Office equipment                                 25,726        11,544
                                                      -----------   -----------

                                                      $ 5,601,241     1,833,120
          Less: Accumulated depreciation and
                  impairment losses                      (729,112)     (118,822)
                                                      -----------   -----------

                                                      $ 4,872,129     1,714,298
                                                      ===========   ===========

     The depreciation expenses on property, plant and equipment were $343,950, $111,361 and $nil for the years ended December 31, 2005, 2004 and 2003, respectively. The impairment loss of plant and machinery was $262,607, $nil and $nil for the years ended December 31, 2005, 2004 and 2003, respectively.

9.   ACCRUED EXPENSES
     ----------------

     Accrued expenses consist of the following:

                                                                December 31,
                                                            --------------------
                                                               2005       2004
                                                            ----------  --------
         Social securities insurance (see note 16(b))       $  179,692  $     --
         Accrued welfare                                       117,557    20,823
         Other operating expenses                              816,184   899,838
                                                            ----------  --------
                                                            $1,113,433  $920,661
                                                            ==========  ========

     The Company accrued staff welfare based on 14% of its payroll, for the purposes of expenditures for the employee facilities and collective welfare of the Company's employees in accordance with the accounting practice generally accepted in the PRC.

10.  OTHER PAYABLES
     --------------

     Other payables consist of the following:

                                                               December 31,
                                                          ----------------------
                                                             2005        2004
                                                          ----------  ----------
         Payables for construction and machinery          $  142,808  $  161,482
         Non-interest bearing, unsecured borrowings
           without fixed repayment date                      867,746     374,496
                                                          ----------  ----------
                                                          $1,010,554  $  535,978
                                                          ==========  ==========

11   OTHER LOANS
     -----------

     Other loans consist of the following:

                                                                          December 31,
                                                                   -------------------------
                                                                       2005         2005
                                                                   -----------   -----------
         24% loans, due in one lump sum extending
           from 2006 to 2008                                       $   526,629   $   165,060
         22% loans, due in one lump sum and fully
           settled in 2005                                                  --        21,687
         20% loans, due in one lump sum extending
           from 2008 to 2009                                            96,753            --
         18% loans, due in one lump sum extending
           from 2008 to 2009                                           187,728            --
         Interest-free loans, due in one lump sum in 2008              198,260        12,651
                                                                   -----------   -----------

         Total other loans                                           1,009,370       199,398
         Less current maturities                                      (267,404)      (74,699)
                                                                   -----------   -----------

         Total long-term loans                                     $   741,966   $   124,699
                                                                   ===========   ===========

     All of the above other loans are unsecured and denominated in Renminbi.

     The maturities of other loans for each of the next five years are as follows:

     Year ending December 31,
     ------------------------
     2006                                                         $  267,404
     2007                                                                 --
     2008                                                            741,966
     2009 and thereafter                                                  --
                                                                  ----------

                                                                  $1,009,370
                                                                  ==========
12.  STATUTORY RESERVES
     ------------------

     As stipulated by the PRC's Company Law and as provided in the Company's VIEs PL and FS's Articles of Association, PL and FS's net income after taxation can only be distributed as dividends after appropriation has been made for the following:


         (i)      Making up cumulative prior years' losses, if any;
         (ii) Allocations to the "Statutory surplus reserve" of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital, which is restricted for set off against losses, expansion of production and operation or increase in registered capital;
         (iii) Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's "Statutory common welfare fund", which is restricted for capital expenditure for the collective benefits of the Company's employees; and
         (iv) Allocations to the discretionary surplus reserve, if approved in the shareholders' general meeting.

     On December 31, 2003, PL and FS established a statutory surplus reserve as well as a statutory common welfare fund and commenced to appropriate 10% and 5%, respectively of the PRC net income after taxation to these reserves. The amounts included in the statutory reserves consisted of surplus reserve of $16,475 and common welfare fund of $8,238 as of December 31, 2005.

13.  INCOME TAXES
     ------------

     The Company is a tax exempted company incorporated in the Cayman Islands and conducts all of its business through its PRC VIEs, PL and FS (see note
     1).

     PL and FS, being registered in the PRC, are subject to PRC's Enterprise Income Tax. Pursuant to the PRC Income Tax Laws, Enterprise Income Taxes ("EIT") is generally imposed at a statutory rate of 33%, which comprises 30% national income tax and 3% local income tax.

     PL has been approved as a new enterprise in an underdeveloped area and granted a tax holiday for the years through 2005.

     FS had accumulated losses of $73,889 and $93,191 as of December 31, 2005 and 2004, respectively. A full valuation allowance has been provided for the deferred tax assets in respect of such losses, as it is more likely than not that such deferred tax assets will not be realized by sufficient future taxable profits

     A reconciliation between the income tax computed at the U.S. statutory rate and the Group's provision for icome tax is as follows:

                                                     2005     2004     2003
                                                    -----    -----    -----
         U.S. statutory rate                           34%      34%      34%
         Foreign income not recognized in the U.S.    (34%)    (34%)    (34%)
         PRC Enterprise Income Tax                     33%      33%      33%
         Tax holiday                                  (33%)    (33%)    (33%)
                                                    -----    -----    -----

         Provision for income tax                      --       --       --
                                                    =====    =====    =====

14.  RELATED PARTY TRANSACTIONS AND ARRANGEMENTS
     -------------------------------------------

(a)  Related party receivables and payables
     --------------------------------------

     Trade accounts receivable and payables arose from sales to and purchases from related companies in the ordinary course of the Company's business.

     Amounts receivable from and payable to related parties are summarized as follows:


                                                               December 31,
                                                          ----------------------
                                                             2005         2004
                                                          ----------  ----------
         Trade receivables:
         ------------------
          Taiyuan Changchi Enterprise (Group) Limited,
                under common control of Mr. Hou Beicang,
                a director of the Company                 $1,512,155  $       --
                                                          ==========  ==========

     -------------------------------------------------------

(a)  Related party receivables and payables (Continued)
     --------------------------------------------------

                                                                                December 31,
                                                                           --------------------
                                                                             2005       2004
                                                                           --------  ----------
         Trade payables:
         ---------------
         Shanxi Haixin Material Company Limited, under common control of
               Mr. Hou Beicang a director of the Company                   $156,167  $       --
         Taiyuan Changchi Enterprise Group Limited, under common control
               of Mr. Hou Beicang, a director of the Company                737,014          --
                                                                           --------  ----------

                                                                           $893,181  $       --
                                                                           ========  ==========
        Amounts due from related parties:
        ---------------------------------
         Taiyuan Changchi Group Enterprise Limited, under common control
               of Mr. Hou Beicang, a director of the Company               $ 12,391  $      --
         Pinglu Changsheng Stainless Steel Material Company Limited, ,
               under control by Mr. Ren Yaoting, a director of PL            34,718         --
         Shanxi Yujing Trading Company Limited, under common control of
               Mr. Hou Beicang, a director of the Company                        --    120,482
         Shanxi Quayue Material Company Limited, under common of Mr. Hou
               Beicang, a director of the Company                                --    120,482
         Mr. Wang Jinseng, a director of FS                                  39,535    120,482
         Mr. Ren Yaoting, a director of PL                                  224,028      1,099

         Mr. Hou Beicang, a director of the Company                         458,973     78,971
                                                                           --------  ---------

                                                                           $769,645  $ 441,516
                                                                           ========  =========
        Amount due to related parties:
        ------------------------------
         Taiyuan Changchi Enterprise Group Limited, under common control
               of Mr. Hou Beicang, a director of the Company               $     --  $ 120,482
         Shanxi Zhenghong Enterprise Limited, under common control of Mr.
               Hou Beicang, a director of the Company                            --    310,571
         Mr. Li Zhenguan, a director of PL                                    8,674     19,787

                                                                           --------  ---------

                                                                           $  8,674  $ 450,840
                                                                           ========  =========

     Balances with related parties represent advances to or loans from the respective related parties, are interest free, unsecured, and have no fixed repayment date. It is expected that the balances will be received or repaid within one year.

14.  RELATED PARTY TRANSACTIONS AND ARRANGEMENTS (continued) Year ended
     ------------------------------------------------------------------

(b)  Other transactions
     ------------------

(i)  Sales to related party:

                                                              December 31,
                                                     -------------------------------
                                                        2005      2004       2003
                                                     ----------  ---------  ---------
         Taiyuan Changchi Enterprise Group Limited,
               under common control of Mr. Hou
               Beicang a director of the Company     $4,563,245  $      --  $      --
                                                     ==========  =========  =========

(ii) Purchases from related parties:

                                                                Year ended December 31,
                                                        ----------------------------------
                                                           2005        2004        2003
                                                        ----------  ----------  ----------
         Taiyuan Changchi Enterprise (Group) Limited,
               under common control of Mr. Hou Beicang,
               a director of the Company                $3,015,317  $       --  $       --
         Pinglu Changsheng Stainless Steel Material
               Company Limited, under control by Mr.
               Ren Yaoting, a director of PL               233,634          --          --
         Shanxi Haixin Material Company Limited, under
               common control of Mr. Hou Beicang, a
               director of the Company                   1,598,771          --          --
         Shanxi Zhenghong Enterprise Limited, under
               common control of Mr. Hou Beicang, a
               director of the Company                   1,588,335     637,626     314,012
                                                        ----------  ----------  ----------

                                                        $6,436,057  $  637,626  $  314,012
                                                        ==========  ==========  ==========

15.  CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS
     ---------------------------------------------------

     The Company's operations are all carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

     The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

16.  COMMITMENTS AND CONTINGENCIES
    ------------------------------

(a)  Operating lease commitments
     ---------------------------

     The Company has entered into tenancy agreements for the lease of plant and machinery. The Company's commitments for minimum lease payments under these non-cancelable operating leases for the next five years and thereafter are as follows:

     Year ending December 31,
     ------------------------
     2006                                                    $       406,434
     2007 and thereafter                                                   -
                                                             ---------------

     Total                                                   $       406,434
                                                             ===============

     Total rental expense for the years ended December 31, 2005, 2004 and 2003 amounted to $862,543, $301,205 and $nil respectively.

(b)  Employee social insurance
     -------------------------

     According to the prevailing laws and regulations of the PRC the Company's PRC VIEs, PL and FS are required to cover its employees with medical, retirement and unemployment insurance programs. Management believes that due to the transient nature of its employees, PL and FS do not need to provide all employees with such social insurance.

     In the event that any current or former employee files a complaint with the PRC government, PL and FS may be subject to making up the social insurance as well as administrative fines. As the Company believes that these fines would not be material, no provision has been made in this regard.

17.  SUBSEQUENT EVENTS
     -----------------

(i) On January 5, 2006, Bestlink entered into certain exclusive agreements with both PL and FS and their shareholders. PL and FS hold the licenses and approvals necessary to operate the iron ore refinery businesses in China. Pursuant to these agreements, Bestlink provides exclusive management consulting and other general business operation services to PL and FS in return of a services fee which is equal to 95% of PL and FS's revenue less their operating cost and fees. In addition, PL and FS's shareholders have pledged their equity interests in PL and FS to Bestlink, irrecoverably granted Bestlink an exclusive option to purchase, to the extent permitted under PRC law, all or part of the controlling equity interests in PL and FS and agreed to entrust all the rights to exercise their voting power to the person(s) appointed by Bestlink. Through these contractual arrangements, the Company through Bestlink, has the ability to substantially influence PL and FS's daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder approval.

     The entering into of those exclusive agreements between Bestlink and PL, FS and their shareholders are considered to be recapitalization of PL and FS. In addition, according to FIN46R, the Company accounts for PL and FS as its variable interest entities and consolidates their results, assets and liabilities. See note 1.

     -----------------

(ii) On April 8, 2006, the Company executed a Merger Agreement (the "Agreement") with Alpha Spacecom, Inc. (the "ASCM"). The Agreement provides for ASCM to issue to EGIG an aggregate of 899,196,930 shares of ASCM Common Stock (representing 90% of all shares outstanding after this merger) in exchange for all of the issued and outstanding securities of the Company ("Merger Transaction").

     The effectiveness of the Agreement is contingent upon several factors, including

         (a) the approval of the Agreement by ASCM's shareholders, as well as the shareholders of the Company.;
         (b) the filing and acceptance of an Amendment with the Nevada Secretary of State to increase the number of ASCM's authorized common shares to 1,000,000,000, par value $0.001 per share and changing ASCM's name to "Beicang Iron & Steel Inc.";
         (c) the filing and acceptance of Articles of Merger, as required under Nevada law;
         (d) the receipt by ASCM of the Company's audited financial statements for its fiscal year ended December 31, 2005, which shall be prepared in accordance with generally accepted accounting principles in the United States; and
         (e) receipt by ASCM of all information required to be included to allow ASCM to file a Form-8-K12G3 (or such other form as may be prescribed by the Securities and Exchange Commission) with the US Securities and Exchange Commission, advising of the merger and change in control of ASCM.

     When the Agreement becomes effective, ASCM's current management will resign their respective positions and be replaced by Messrs. Hou Beicang and Zou Zhendong, who will become directors of ASCM. Mr. Hou Beicang will also assume the positions of ASCM's Chief Executive Officer, President, Chief Financial Officer , Secretary and Treasurer.

     Because the Company's former owners will receive the majority of the voting rights in the combined entity and the Company's senior management will be appointed to represent the majority of the senior management of the combined entity following the Merger Transaction, the Merger Transaction is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, ASCM (the legal acquirer) is considered the accounting acquiree and EGIG (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of the Company, with the assets and liabilities, and revenues and expenses, of ASCM being included effective from the date of consummation of the Merger Transaction. ASCM is deemed to be a continuation of the business of the Company. The outstanding stock of ASCM prior to the Merger Transaction will be accounted for at their net book value and no goodwill will be recognized.

                                   APPENDIX C







                              ALPHA SPACECOM, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS

                            December 31, 2005 & 2004

                              ALPHA SPACECOM, INC.
                        Consolidated Financial Statements



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ronald R. Chadwick, P.C.                                                     F-1

FINANCIAL STATEMENTS

         Consolidated balance sheets                                         F-2
         Consolidated statements of operations                               F-3
         Consolidated statements of stockholders' deficit                    F-4
         Consolidated statements of cash flows                               F-5
         Notes to consolidated financial statements                          F-7

                            RONALD R. CHADWICK, P.C.
                           Certified Public Accountant
                        2851 South Parker Road, Suite 720
                             Aurora, Colorado 80014
                             Telephone (303)306-1967
                                Fax (303)306-1944



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Alpha Spacecom, Inc.
Hong Kong

I have audited the accompanying consolidated balance sheets of Alpha Spacecom, Inc. and Subsidiaries (a development stage company) as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended and for the period from inception of the development stage (August 19, 1998) through December 31, 2005. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Alpha Spacecom, Inc. and Subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for the years then ended and for the period from inception of the development stage (August 19, 1998) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a working capital deficit and stockholders' deficit. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aurora, Colorado                                 s/Ronald R. Chadwick, P.C.
March 7, 2006                                    RONALD R. CHADWICK, P.C.

                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEETS

                                                                    Dec. 31,2005   Dec. 31, 2004
                                                                     -----------    -----------
ASSETS

   Total Assets                                                      $        --    $        --
                                                                     ===========    ===========


LIABILITIES & STOCKHOLDERS' DEFICIT

   Current liabilities
         Accrued payables                                            $   470,797    $   471,101
         Related party advances                                        1,550,712      1,388,010
                                                                     -----------    -----------
             Total current liabilties                                  2,021,509      1,859,111
                                                                     -----------    -----------

   Total Liabilities                                                   2,021,509      1,859,111
                                                                     -----------    -----------

   Stockholders' Deficit
         Preferred stock, 50,000,000 authorized in 2005 and 20,000,000 shares authorized in 2004:
             Series A, $.001 par value; 23,000 shares designated; 7% cumulative, convertible; 23,000 shares
                issued and outstanding at Dec. 31, 2004 & 2003                23             23
             Series B, $.001 par value in 2005 and $.0001 in 2004;
                10,000,000 shares designated; convertible;
                0 and 9,587,111 shares issued and
                outstanding at Dec. 31, 2005 & 2004                           --            959
         Common stock, $.001 par value in 2005 and $.0001 in 2004;
             250,000,000 authorized in 2005 and
             and 2,000,000,000 shares authorized in 2004;
             99,887,766 and 13,603,846 shares issued and
             outstanding at Dec. 31, 2005 and 2004                        99,887          1,360
         Common stock subscribed                                         (50,000)       (50,000)
         Additional paid in capital                                      343,781        441,349
         Deficit accumulated during the development stage             (2,415,200)    (2,252,802)
                                                                     -----------    -----------

   Total Stockholders' Deficit                                        (2,021,509)    (1,859,111)
                                                                     -----------    -----------

   Total Liabilities and Stockholders' Deficit                       $        --    $        --
                                                                     ===========    ===========


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   Period From
                                                                  Aug. 19, 1998
                                                                  (Inception)
                                  Year Ended       Year Ended          To
                                Dec. 31, 2005    Dec. 31, 2004    Dec. 31, 2005
                                -------------    -------------    -------------

Revenue                         $          --    $          --    $          --
                                -------------    -------------    -------------

Operating expenses:
     General and administrative       162,398           52,281        1,982,166
                                -------------    -------------    -------------
                                      162,398           52,281        1,982,166
                                -------------    -------------    -------------
Gain (loss) from operations          (162,398)         (52,281)      (1,982,166)
                                -------------    -------------    -------------

Other income (expense):
     Cost of share exchange                --               --         (415,013)
     Interest expense                      --          (18,137)         (18,137)
     Other                                 --               --              116
                                -------------    -------------    -------------
                                           --          (18,137)        (433,034)
                                -------------    -------------    -------------
Income (loss) before
     provision for income taxes       162,398)         (70,418)      (2,415,200)

Provision for income tax                   --               --               --
                                -------------    -------------    -------------

Net income (loss)               $    (162,398)   $     (70,418)   $  (2,415,200)
                                =============    =============    =============

Net income (loss) per share
(Basic and fully diluted)       $       (0.00)   $       (0.00)
                                =============    =============

Weighted average number of
common shares outstanding           49,555,479     129,336,042
                                ==============   =============


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

                                                                                                                  Deficit
                                                 Preferred                                                Accumulated
                             Common Stock         Series A      Preferred Series B    Common               During the    Stock-
                                   Par Value(1)     ($.001 Par)         Par Value(1)  Stock      Paid In   Development   holders'
                         Shares (2)   Amount   Shares  Amount    Shares    Amount   Subscribed   Capital      Stage      Deficit
                         ----------  --------  ------  ------  ----------  -------  -----------  --------  -----------  -----------
Balances at
   December 31, 2003     11,928,600  $ 11,929  23,000  $   23   9,626,000  $ 9,626  $        --  $140,397  $(2,182,384) $(2,020,409)

Par value adjustment (1)         --   (10,737)     --      --          --   (8,664)          --    19,401           --           --

Issuance of
   common stock for
   receivable               166,667        17      --      --          --       --      (50,000)   49,983           --           --

Compensatory stock
   issuances              1,158,579       116      --      --          --       --           --   231,600           --      231,716

Conversion of
   preferred series B       350,000        35      --      --     (38,889)      (3)          --       (32)          --           --

Net income (loss)
   for the year                  --        --      --      --          --       --           --        --      (70,418)     (70,418)
                         ----------  --------  ------  ------  ----------  -------  -----------  --------  -----------  -----------
Balances at
   December 31, 2004     13,603,846  $  1,360  23,000  $   23   9,587,111  $   959  $   (50,000) $441,349  $(2,252,802) $(1,859,111)

Par value adjustment (1)         --    12,243      --      --          --    8,628           --   (20,871)          --           --

Conversion of preferred
   series B              86,283,920    86,284      --      --  (9,587,111)  (9,587)          --   (76,697)          --           --

Net income (loss)
   for the year                  --        --      --      --          --       --           --        --     (162,398)    (162,398)
                         ----------  --------  ------  ------  ----------  -------  -----------  --------  -----------  -----------
Balances at
   December 31, 2005     99,887,766  $ 99,887  23,000  $   23          --  $    --  $   (50,000) $343,781  $(2,415,200) $(2,021,509)
                         ==========  ========  ======  ======  ==========  =======  ===========  ========  ===========  ===========

(1) $.001 in 2005 and $.0001 in 2004
(2) As restated for a 1 for 10 reverse stock split on June 16, 2005


               The accompanying notes are an integral part of the
                    consolidated financial statements.

                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                              Period From
                                                                             Aug. 19, 1998
                                                                              (Inception)
                                                  Year Ended    Year Ended         To
                                                Dec. 31, 2005  Dec. 31, 2004  Dec.31, 2004
                                                 -----------    -----------    -----------
Cash Flows From Operating Activities:
     Net income (loss)                           $  (162,398)   $   (70,418)   $(2,415,200)

     Adjustments to reconcile net loss to net cash provided by (used for)
     operating activities:
          Depreciation and amortization                   --             --        117,270
          Asset write offs                                --            962          3,479
          Bad debts                                       --             --          2,777
          Receivables, deposits & prepayments             --          2,071             --
          Cost of share exchange                          --             --        107,093
          Accrued payables                            52,196         24,743        578,284
          Compensatory stock issuances                    --             --            600
                                                 -----------    -----------    -----------
               Net cash provided by (used for)
               operating activities                 (110,202)       (42,642)    (1,605,697)
                                                 -----------    -----------    -----------

Cash Flows From Investing Activities:
         Fixed asset purchases                            --             --       (120,749)
                                                 -----------    -----------    -----------
               Net cash provided by (used for)
               investing activities                       --             --       (120,749)
                                                 -----------    -----------    -----------


                          (Continued On Following Page)


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                                       F-5


                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                         (Continued From Previous Page)

                                                                              Period From
                                                                             Aug. 19, 1998
                                                                               (Inception)
                                                 Year Ended     Year Ended         To
                                                Dec. 31, 2005  Dec. 31, 2004  Dec. 31, 2004
                                                 -----------    -----------    -----------
Cash Flows From Financing Activities:
            Sales of common stock                         --             --         54,282
            Related party advances                   110,202         42,202      2,209,371
            Related party repayments                      --             --       (713,936)
            Shareholder advances                          --             --        176,729
                                                 -----------    -----------    -----------
                  Net cash provided by (used for)
                  financing activities               110,202         42,202      1,726,446
                                                 -----------    -----------    -----------

   Net Increase (Decrease) In Cash                        --           (440)            --

   Cash At The Beginning Of The Period                    --            440             --
                                                 -----------    -----------    -----------
   Cash At The End Of The Period                 $        --    $        --    $        --
                                                 ===========    ===========    ===========


   Schedule Of Non-Cash Investing And Financing Activities
   -------------------------------------------------------

   2004
   The Company issued 11,585,785 common shares to retire a shareholder advance of $176,729 plus accrued interest of $54,987, and issued 1,666,667 common shares for a receivable of $50,000. 38,889 Preferred Series B shares were converted to 3,500,000 common shares.

   Supplemental Disclosure
   -----------------------

   Cash paid for interest                        $        --    $        --    $        --
   Cash paid for income taxes                    $        --    $        --    $        --



               The accompanying notes are an integral part of the
                       consolidated financial statements.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Alpha Spacecom, Inc. formerly, Tridon Enterprises, Inc. (the "Company") was originally incorporated in the State of Colorado in 1983 under the name Turco Computer Systems, Inc. In June 2005 the Company reincorporated in the State of Nevada. The Company has conducted limited operations in the formation of satellite communications partnerships and is considered a development stage company as more fully defined in Financial Accounting Standards Board Statement No.7.

Principles of consolidation
---------------------------

The accompanying consolidated financial statements include the accounts of Alpha Spacecom, Inc. and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
-------------------------

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Property and equipment
----------------------

Property and equipment are recorded at cost and depreciated under the straight line method over each item's estimated useful life.

Revenue recognition
-------------------

Revenue is recognized on an accrual basis as earned under contract terms.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Income tax
----------

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"). Under SFAS 109 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net income (loss) per share
---------------------------

The net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common outstanding. Warrants, stock options, and common stock issuable upon the conversion of the Company's preferred stock (if any), are not included in the computation if the effect would be anti-dilutive and would increase the earnings or decrease loss per share.

Financial Instruments
---------------------

The carrying value of the Company's financial instruments, as reported in the accompanying balance sheets, approximates fair value.

Long-Lived Assets
-----------------

In accordance with Statement of Financial Accounting Standard 144 "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company regularly reviews the carrying value of intangible and other long-lived assets for the existence of facts or circumstances, both internally and externally, that may suggest impairment. If impairment testing indicates a lack of recoverability, an impairment loss is recognized by the Company if the carrying amount of a long-lived asset exceeds its fair value.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Foreign Currency
----------------

The Company currently conducts limited operations, and has chosen the US dollar as its designated operating currency. If the Company's foreign operations increase, it will in all likelihood designate the currency of each country in which it operates as the functional operating currency for that area, at which time foreign assets and liabilities will generally be translated into U.S. dollars at current exchange rates, and revenues and expenses translated at average exchange rates during the year. Resulting translation adjustments will be reflected as a separate component of stockholders' equity. Foreign currency transaction gains and losses will be included in consolidated operations.

Recent Accounting Pronouncements
--------------------------------

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs (An Amendment of ARB No. 43, Chapter 4)". SFAS 151 amends and clarifies financial accounting and reporting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The Company has adopted the provisions of SFAS No. 151 which are effective in general for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions (An Amendment of FASB Statements No. 66 and 67)". SFAS 152 amends FASB 66 and 67 to reference the accounting and reporting guidance for real estate time-sharing transactions provided for in AICPA Statement of Position 04-2. of The Company has adopted the provisions of SFAS No. 152 which are effective for financial statements for fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In December 2004, the FASB issued SFAS No. 153, "Exchange of Nonmonetary Assets (An Amendment of APB No. 29)". SFAS 153 amends Opinion 29 to eliminate the fair value accounting exception for nonmonetary exchanges of similar productive assets, and replaces that exception with a general exception for nonmonetary assets that do not have commercial substance. The Company has adopted the provisions of SFAS No. 153 which are effective in general for nonmonetary asset exchanges occurring in fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In August 2005, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 154, "Accounting Changes and Error Corrections." SFAS 154 changes the requirements for the accounting for and reporting of

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

a change in accounting principle, requiring in general retrospective application to prior periods' financial statements of changes in accounting principle. The Company has adopted the provisions of SFAS No. 154 which are effective for accounting changes and corrections of errors beginning after December 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

NOTE 2. GOING CONCERN

The Company has suffered recurring losses from operations and has a large working capital deficit. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company may raise additional capital through the sale of its equity securities, through offerings of debt securities, or through borrowings from financial institutions. Management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.

NOTE 3. RELATED PARTY TRANSACTIONS

During 2004, the Company was advanced approximately $42,000 by related parties for general and administrative expenses. At December 31, 2004 the Company had $1,388,010 in Directors and shareholder advances outstanding which were unsecured, non-interest bearing and due on demand.

In April 2005, the Company moved its principal place of business to the offices of its current President and Chief Executive Officer, located at Room 710, Zhou Ji Building, No. 16 Ande Road, Dongcheng District, Beijing, 100011 China. This space consists of 1,660 square feet of executive office space and is provided to the Company by the Officer on a rent-free basis.

During 2005, the Company was advanced approximately $163,000 by related parties for general and administrative expenses. At December 31, 2005 the Company had $1,550,712 in Directors and shareholder advances outstanding which were unsecured, non-interest bearing and due on demand.

NOTE 4. INCOME TAX

Deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses. These loss carryovers are limited under the Internal Revenue Code should a significant change in ownership occur.

During the year ended December 31, 2004 the Company incurred a loss of $70,418.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS


NOTE 4. INCOME TAX (Continued):

resulting in a deferred tax benefit of approximately $27,000, which has been offset by a 100% valuation allowance. During the year ended December 31, 2005 the Company incurred a loss of $162,398 resulting in a deferred tax benefit of approximately $63,000, which has been offset by a 100% valuation allowance. Due to management changes, deferred taxes prior to 2004 are unknown to management at the present time, although the Company has no tax liability in the United States. The Company is subject to income taxes when operating in other countries at tax rates effective in those countries. The Company has provided for no income taxes foreign or domestic as it has incurred losses since the date of inception.

NOTE 5.  STOCKHOLDERS' EQUITY

Common stock
------------

The Company as of December  31, 2005 & 2004 had  250,000,000  and  2,000,000,000
shares of authorized common stock respectively, $.001 par value in 2005 and $.0001 par value in 2004, with 99,887,766 and 13,603,846 and shares issued and outstanding (as adjusted for a 1 for 10 reverse stock split on June 16, 2005). During 2004 the Company issued 11,585,785 common shares to retire an accrued advance from a shareholder in the amount of $231,716, including principal of $176,729 and interest of $54,987. The Company issued 1,666,667 shares for $50,000 in cash, however as receipt of the cash by the Company has not yet been verified by current management, the Company has recorded a common stock receivable of $50,000 pending final verification of receipt in that amount. Also in 2004, a shareholder converted 38,889 Series B preferred shares to 3,500,000 shares of common stock at a conversion ratio of 9 for 1. In 2005, shareholders converted 9,587,111 Series B preferred shares to 86,293,920 shares of common stock at a conversion ratio of 9 for 1.

Preferred stock
---------------

The Company as of December 31, 2005 & 2004 had 50,000,000 and 20,000,000 shares of authorized preferred stock, out of which 23,000 shares remain designated as Series A, $.001 par value, 7% cumulative convertible preferred stock ("Series A"), and 10,000,000 shares are designated as Series B, $.001 par value in 2005 and $.0001 par value in 2004, convertible preferred stock ("Series B").

Series A:

At December 31, 2005 & 2004 the Company had 23,000 Series A shares outstanding. Each Series A share has a par value of $.001, is convertible into 40 shares of the Company's common stock with no further consideration, and yields dividends at 7.0%

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS


NOTE 5.  STOCKHOLDERS' EQUITY (Continued):

per annum. Due to misplaced records from management changes, the Company currently can not verify the preferential rights, if any, of the Series A with regard to dividends or liquidation to either common stock or to the Series B. Also due to lost records, although the amount cannot currently be verified absolutely, the Company may have as much as $271,000 in cumulative dividends in arrears. These dividends have not been declared by the Board of Directors. Voting rights of the Series A, if any, cannot currently be verified.

Series B:

At December 31, 2005 & 2004 the Company had zero and 9,587,111 Series B shares outstanding. Each Series B share had a par value of $.001 ($.0001 in 2004) and was convertible into 90 shares of the Company's common stock with no further consideration. The Series B had preferential liquidation rights but no preferential dividend rights to common stock. The Series B shares at the end of December 31, 2005 had been fully issued and converted, with none remaining for issuance.

NOTE 6.  LEGAL PROCEEDINGS

In November, 2004, a lawsuit was filed in the District Court for the City and County of Denver, Colorado by certain former Officers and Directors claiming to represent the Company and by Tridon Trust (an entity controlled by a former Director) as Plaintiffs (collectively referred to as "Former Directors" and "Tridon") The suit sought to have the Court confirm the alleged resignation of Mr. Xuedong Hu, Chief Executive Officer and current Director, and Mr. Jian Wang, current Director, each of who asserted that they had not resigned their respective positions with the Company. The action also sought to rescind the 2001 Share Exchange Agreement with Alpha Sky Investment Limited ("Alpha Sky") through which Mr. Hu received his beneficial ownership interest in the Company. In January, 2005, a motion to dismiss was filed on behalf of Mr. Hu and Mr. Wang, which denied the allegations contained in the compliant.

A hearing was held on various motions filed in this matter on March 18, 2005. On March 30, 2005, a Colorado District Court Judge signed an Order ruling that Mr. Hu retained his beneficial ownership in the Company's common stock and that the attempt by the Former Directors to remove Mr. Hu and Mr. Wang from their positions as Directors did not comply with Colorado law. The Judge also held that a Board meeting held on October 1, 2004 and continued to October 15, 2004, lacked a quorum and could not effectively terminate Mr. Hu's position as the Company's CEO. Finally, the Court ruled as valid a demand tendered by Mr. Hu that the Company hold a special shareholders meeting to consider the election of Directors and other matters pursuant to the laws of the State of Colorado. This meeting was held June 13, 2005.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS

NOTE 6.  LEGAL PROCEEDINGS (Continued):

On March 25, 2005, Tridon filed a voluntary notice of dismissal of its claims with the Colorado Court. Subsequent to the Court's March 30, 2005 written Order, Tridon filed a motion asking the Court to vacate its Order and declare that it lacked jurisdiction as a result of the notice of dismissal. In the filings, Tridon claimed that the voluntary notice of dismissal removes the Court's authority to sign the written order, and that the oral ruling was not valid until reduced to writing and signed. Mr. Hu, Mr. Wang, and Alpha Sky filed responses to the Tridon filings, arguing that the Order entered by the Court remains valid. On May 11, 2005, the Court issued a second Order stating that its original order was entered March 18, 2005, prior to the dismissal, and that it retained jurisdiction to sign and enforce its written Order.

Tridon filed a notice of appeal with the Colorado Court of Appeals June 15, 2005; Case No. 05 CA 1244. Tridon also filed a Petition for Rule To Show Cause with the Colorado Supreme Court on June 15, 2005; Case No. 05SA180. On June 22, 2005, the Colorado Supreme Court denied the Petition. The Court of Appeals case remains pending, and is in its early stages.

While that appeal is pending, the Colorado District Court's Orders of March 18, 2005 and May 11, 2005 are in effect. Those Orders provide that the Board meetings removing Mr. Hu and Mr. Wang were not valid, and as a result Mr. Hu was not properly or lawfully removed as the Company's CEO or a member of the Board. Similarly, Mr. Wang was not properly or lawfully removed from the Board of Directors. In reliance upon this Court Order, Messrs. Hu and Wang have continued to serve as Officers and Directors.

On May 3, 2005, Tridon Trust as plaintiff, filed a suit in the Federal District Court located in Los Angeles, California, naming Xuedong Hu, Alpha Sky Investment Limited, and Alpha Spacecom Company Limited as defendants. Tridon Trust is a shareholder of the Company, and Alpha Spacecom Company Limited is a subsidiary of the Company as a result of the prior Share Exchange Agreement of December 10, 2001. The suit seeks damages based upon alleged fraud and misrepresentations leading up to the Share Exchange Agreement closing. The suit also seeks to rescind the Share Exchange Agreement.

On the date  filed,  Tridon  Trust  also  asked  the  Court  to enter  temporary injunctive relief requiring that Xuedong Hu provide certain alleged representatives of Alpha Spacecom, Inc. with the current SEC codes necessary to file documents through the Edgar system. The Judge denied Tridon Trust's request on May 3, 2005.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS

NOTE 6.  LEGAL PROCEEDINGS (Continued):

Mr. Hu and Alpha Sky Investment Limited filed a motion to dismiss all of the claims in this case. Prior to the date set for hearing, the attorney representing Tridon Trust filed a First Amended Complaint, changing the claims and the parties. Alpha Sky Investment Limited and Alpha Spacecom Company Limited are no longer defendants, Alpha Spacecom, Inc. has been added as a plaintiff, and the Securities and Exchange Commission has been added as a defendant. The Company under the current Board of Directors did not authorize this action.

The First Amended Complaint filed in the case seeks to have the Court declare that the actions taken at the June 13, 2005 special shareholder meeting were invalid based upon alleged violations of Federal securities laws relating to the information required for a valid proxy statement. The allegations also question the ownership interest in a large block of Series B Preferred Convertible Stock, 9,777,775 shares in total.

The outcomes of this suit and of the case pending before the Colorado Court of Appeals are undecided at the current time. A ruling by either Court rescinding the results of the June 13, 2005 shareholders' meeting or recognizing previous removal of the current Board could restore control of the Company to the Former Directors. The Former Directors could recognize obligations, contracts and expense amounts for 2005 and 2004 not recognized by the current Board. Therefore, a Court ordered change in Board control of the Company could result in substantial and material changes to the 2005 and 2004 financial statements. Such possible changes are currently indeterminable and inestimable.

NOTE 7.  CONTINGENCIES AND OTHER MATTERS

In July 2003, the Company, through its subsidiary Alpha Spacecom Company Limited, executed a cooperation agreement with China Film Group Corporation ("CFG") calling for large funding commitments by both parties ($30,000,000 by the Company). The agreement and contemplated business activities set forth therein expired on July 28, 2004, unfunded by either party.

The Company plans to conduct operations in the Peoples' Republic of China ("PRC"), and in doing so will be subject to special considerations and significant risks not typically associated with investments in North American and Western European countries. The Company's operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for the past several years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC's political, economic and social life. There is also no guarantee that the PRC government's pursuit of economic reforms will be consistent or effective.

                                   APPENDIX D








                              ALPHA SPACECOM, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

                           Quarter Ended June 30, 2006

                              ALPHA SPACECOM, INC.
                        Consolidated Financial Statements
                                   (Unaudited)


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

FINANCIAL STATEMENTS

         Consolidated balance sheet                                          F-1
         Consolidated statements of operations                               F-2
         Consolidated statements of stockholders' deficit                    F-3
         Consolidated statements of cash flows                               F-4
         Notes to consolidated financial statements                          F-6

                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                                                  June 30, 2006
                                                                   -----------

   ASSETS

     Total Assets                                                  $        --
                                                                   ===========

LIABILITIES & STOCKHOLDERS' DEFICIT

     Current liabilities
        Accrued payables                                               451,336
        Related party advances                                       1,676,194
        Shareholder advances                                                --
                                                                   -----------
            Total current liabilties                                 2,127,530
                                                                   -----------

     Total Liabilities                                               2,127,530
                                                                   -----------

     Stockholders' Deficit
        Preferred stock, 20,000,000 shares authorized:
            Series A, $.001 par value; 23,000 shares designated;
               7% cumulative, convertible; 23,000 shares
               issued and outstanding                                       23
            Series B, $.001 par value
               10,000,000 shares designated; convertible;
               No shares issued and
               outstanding                                                  --
        Common stock, $.001 par value;
            2,000,000,000 shares authorized;
            99,869,330 shares issued and
             outstanding                                                99,869
        Common stock subscribed                                        (50,000)
        Additional paid in capital                                     343,799
        Deficit accumulated during the development stage             (2,521,221)
                                                                   -----------

     Total Stockholders' Deficit                                    (2,127,530)
                                                                   -----------

     Total Liabilities and Stockholders' Deficit                   $        --
                                                                   ===========



               The accompanying notes are an integral part of the
                       consolidated financial statements.

                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                                  Period From
                                                                                                 Aug. 19, 1998
                                  Three months     Six months     Three months    Six months      (Inception)
                                      Ended          Ended            Ended          Ended             To
                                  June 30, 2006  June 30, 2006    June 30, 2005  June 30, 2005    June 30, 2006
                                  ------------    ------------    ------------    ------------    ------------
Revenue                           $         --    $         --    $         --    $         --    $         --
                                  ------------    ------------    ------------    ------------    ------------

Operating expenses:
     General and administrative          8,354         106,021          44,457          57,730       2,088,187
                                  ------------    ------------    ------------    ------------    ------------
                                         8,354         106,021          44,457          57,730       2,088,187
                                  ------------    ------------    ------------    ------------    ------------

Gain (loss) from operations             (8,354)       (106,021)        (44,457)        (57,730)     (2,088,187)
                                  ------------    ------------    ------------    ------------    ------------

Other income (expense):
     Cost of share exchange                 --              --              --              --        (415,013)
     Interest expense                       --              --              --              --         (18,137)
     Other                                  --              --              --              --             116
                                  ------------    ------------    ------------    ------------    ------------
                                            --              --              --              --        (433,034)
                                  ------------    ------------    ------------    ------------    ------------
Income (loss) before
     provision for income taxes         (8,354)       (106,021)        (44,457)        (57,730)     (2,521,221)

Provision for income tax                    --              --              --              --              --
                                  ------------    ------------    ------------    ------------    ------------

Net income (loss)                 $     (8,354)   $   (106,021)   $    (44,457)   $    (57,730)   $ (2,521,221)
                                  ============    ============    ============    ============    ============

Net income (loss) per share
(Basic and fully diluted)         $      (0.00)   $      (0.00)   $      (0.00)   $      (0.00)
                                  ============    ============    ============    ============

Weighted average number of
common shares outstanding           99,869,330      99,869,330      13,770,513      13,687,179
                                  ============    ============    ============    ============



               The accompanying notes are an integral part of the
                       consolidated financial statements.

                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
                                   (Unaudited)

                                                                                                            Deficit
                                                                                                          Accumulated
                          Common Stock      Preferred Series A  Preferred Series B    Common               During the     Stock-
                                 Par Value (1)      ($.001 Par)         Par Value (1)  Stock     Paid In  Development    holders'
                      Shares (2)    Amount    Shares   Amount    Shares    Amount    Subscribed  Capital      Stage       Deficit
                      ----------- ----------  ------- --------  --------- ---------  ----------  --------  -----------  -----------
Balances at
  December 31, 2004   13,603,846 $     1,360   23,000 $     23  9,587,111 $     959  $  (50,000) $441,349  $(2,252,802) $(1,859,111)

Par value
  adjustment (1)              --      12,243       --       --         --     8,628          --   (20,871)          --           --

Conversion of
  preferred series B  86,283,920      86,284       --       -- (9,587,111)   (9,587)         --   (76,697)          --           --

Net income (loss)
  for the year                --          --       --       --         --        --          --        --     (162,398)    (162,398)
                      ---------- -----------  ------- --------  --------- ---------  ----------  --------  -----------  -----------

Balances at
  December 31, 2005   99,887,766 $    99,887   23,000 $     23         -- $      --  $  (50,000) $343,781  $(2,415,200) $(2,021,509)

Share adjustment         (18,436)        (18)      --       --         --        --          --        18           --           --

Net income (loss)
  for the period
  ended June 30, 2006         --          --       --       --         --        --          --        --     (106,021)    (106,021)
                      ---------- -----------  ------- --------  --------- ---------  ----------  --------  -----------  -----------
Balances at
  June 30, 2006       99,869,330 $    99,869   23,000 $     23         --        --  $  (50,000) $343,799  $(2,521,221) $(2,127,530)
                      ========== ===========  ======= ========  ========= =========  ==========  ========  ===========  ===========

(1) $.001 in 2006, 2005 and $.0001 in 2004
(2) As restated for a 1 for 10 reverse stock split on June 16, 2005


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                               Period From
                                                                              Aug. 19, 1998
                                                 Six months     Six months     (Inception)
                                                    Ended          Ended            To
                                                June 30, 2006  June 30, 2005  June 30, 2006
                                                 -----------    -----------    -----------
Cash Flows From Operating Activities:
     Net income (loss)                              (106,021)       (57,730)   $(2,521,221)

     Adjustments to reconcile net loss to net cash provided by (used for)
     operating activities:
          Depreciation and amortization                   --             --        117,270
          Asset write offs                                --             --          3,479
          Bad debts                                       --             --          2,777
          Receivables, deposits & prepayments             --             --             --
          Cost of share exchange                          --             --        107,093
          Accrued payables                           106,021         43,326        684,305
          Compensatory stock issuances                    --             --            600
                                                 -----------    -----------    -----------
               Net cash provided by (used for)
               operating activities                       --        (14,404)    (1,605,697)
                                                 -----------    -----------    -----------
Cash Flows From Investing Activities:
         Fixed asset purchases                            --             --       (120,749)
                                                 -----------    -----------    -----------
               Net cash provided by (used for)
               investing activities                       --             --       (120,749)
                                                 -----------    -----------    -----------

                          (Continued On Following Page)


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                                       F-4


                              ALPHA SPACECOM, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                         (Continued From Previous Page)

                                                                               Period From
                                                                              Aug. 19, 1998
                                                 Six months     Six months     (Inception)
                                                    Ended          Ended            To
                                                June 30, 2006  June 30, 2005  June 30, 2006
                                                 -----------    -----------    -----------
  Cash Flows From Financing Activities:
           Sales of common stock                           -              -         54,282
           Related party advances                          -         14,404      2,209,371
           Related party repayments                        -              -       (713,936)
           Shareholder advances                            -              -        176,729
                                                 -----------    -----------    -----------
                 Net cash provided by (used for)
                 financing activities                      -         14,404      1,726,446
                                                 -----------    -----------    -----------
  Net Increase (Decrease) In Cash                          -              -              -

  Cash At The Beginning Of The Period                      -              -              -
                                                 -----------    -----------    -----------

  Cash At The End Of The Period                  $        -     $         -    $         -
                                                 ===========    ===========    ===========

Schedule of Non-Cash Investing and Financing Activities
-------------------------------------------------------

  2005
  ----
  None

  Supplemental Disclosure
  -----------------------

  Cash paid for interest                         $        -     $         -    $         -
  Cash paid for income taxes                     $        -     $         -    $         -



               The accompanying notes are an integral part of the
                       consolidated financial statements.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Alpha Spacecom, Inc. formerly, Tridon Enterprises, Inc. (the "Company") was originally incorporated in the State of Colorado in 1983 under the name Turco Computer Systems, Inc. In June 2005 the Company reincorporated in the State of Nevada. The Company has conducted limited operations in the formation of satellite communications partnerships and is considered a development stage company.

Basis of Presentation
---------------------

The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-QSB and do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. All adjustments which are, in the opinion of management, necessary for a fair presentation of the results of operations for the interim periods have been made and are of a recurring nature unless otherwise disclosed herein. The results of operations for such interim periods are not necessarily indicative of operations for a full year.

Principles of consolidation
---------------------------

The accompanying consolidated financial statements include the accounts of Alpha Spacecom, Inc. and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
-------------------------

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Property and equipment
----------------------

Property and equipment are recorded at cost and depreciated under the straight line method over each item's estimated useful life.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Revenue recognition
-------------------

Revenue is recognized on an accrual basis as earned under contract terms.

Income tax
----------

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"). Under SFAS 109 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net income (loss) per share
---------------------------

The net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common outstanding. Warrants, stock options, and common stock issuable upon the conversion of the Company's preferred stock (if any), are not included in the computation if the effect would be anti-dilutive and would increase the earnings or decrease loss per share.

Financial Instruments
---------------------

The carrying value of the Company's financial instruments, as reported in the accompanying balance sheets, approximates fair value.

Long-Lived Assets
-----------------

In accordance with Statement of Financial Accounting Standard 144 "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company regularly reviews the carrying value of intangible and other long-lived assets for the existence of facts or circumstances, both internally and externally, that may suggest impairment. If impairment testing indicates a lack of recoverability, an impairment loss is recognized by the Company if the carrying amount of a long-lived asset exceeds its fair value.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Foreign Currency
----------------

The Company currently conducts limited operations, and has chosen the US dollar as its designated operating currency. If the Company's foreign operations increase, it will in all likelihood designate the currency of each country in which it operates as the functional operating currency for that area, at which time foreign assets and liabilities will generally be translated into U.S. dollars at current exchange rates, and revenues and expenses translated at average exchange rates during the year. Resulting translation adjustments will be reflected as a separate component of stockholders' equity. Foreign currency transaction gains and losses will be included in consolidated operations.

NOTE 2. GOING CONCERN

The Company has suffered recurring losses from operations and has a large working capital deficit. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company may raise additional capital through the sale of its equity securities, through offerings of debt securities, or through borrowings from financial institutions. Management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.

NOTE 3. RELATED PARTY TRANSACTIONS

The Company has financed its general and administrative expenses primarily through advances from officers and shareholders. During the six months ended June 30, 2006, the Company was advanced approximately $98,000 by related parties for general and administrative expenses. At June 30, 2006 the Company had
$1,645,277 in Directors and shareholder advances outstanding which were unsecured, non-interest bearing and due on demand.

NOTE 4.  LEGAL PROCEEDINGS

In November, 2004, a lawsuit was filed in the District Court for the City and County of Denver, Colorado by certain former Officers and Directors claiming to represent the Company and by Tridon Trust (an entity controlled by a former Director) as Plaintiffs (collectively referred to as "Former Directors" and "Tridon") The suit sought to have the Court confirm the alleged resignation of Mr. Xuedong Hu, Chief Executive Officer and current Director, and Mr. Jian Wang, current Director, each of who asserted that they had not resigned their respective positions with the Company. The action also sought to rescind the 2001 Share Exchange Agreement with Alpha Sky Investment Limited

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 4.  LEGAL PROCEEDINGS (Continued):

("Alpha Sky") through which Mr. Hu received his beneficial ownership interest in the Company. In January, 2005, a motion to dismiss was filed on behalf of Mr. Hu and Mr. Wang, which denied the allegations contained in the compliant.

A hearing was held on various motions filed in this matter on March 18, 2005. On March 30, 2005, a Colorado District Court Judge signed an Order ruling that Mr. Hu retained his beneficial ownership in the Company's common stock and that the attempt by the Former Directors to remove Mr. Hu and Mr. Wang from their positions as Directors did not comply with Colorado law. The Judge also held that a Board meeting held on October 1, 2004 and continued to October 15, 2004, lacked a quorum and could not effectively terminate Mr. Hu's position as the Company's CEO. Finally, the Court ruled as valid a demand tendered by Mr. Hu that the Company hold a special shareholders meeting to consider the election of Directors and other matters pursuant to the laws of the State of Colorado. This meeting was held June 13, 2005.

On March 25, 2005, Tridon filed a voluntary notice of dismissal of its claims with the Colorado Court. Subsequent to the Court's March 30, 2005 written Order, Tridon filed a motion asking the Court to vacate its Order and declare that it lacked jurisdiction as a result of the notice of dismissal. In the filings, Tridon claimed that the voluntary notice of dismissal removes the Court's authority to sign the written order, and that the oral ruling was not valid until reduced to writing and signed. Mr. Hu, Mr. Wang, and Alpha Sky filed responses to the Tridon filings, arguing that the Order entered by the Court remains valid. On May 11, 2005, the Court issued a second Order stating that its original order was entered March 18, 2005, prior to the dismissal, and that it retained jurisdiction to sign and enforce its written Order.

Tridon filed a notice of appeal with the Colorado Court of Appeals June 15, 2005; Case No. 05 CA 1244. Tridon also filed a Petition for Rule To Show Cause with the Colorado Supreme Court on June 15, 2005; Case No. 05SA180. On June 22, 2005, the Colorado Supreme Court denied the Petition. The Court of Appeals case remains pending, and is in its early stages.

While that appeal is pending, the Colorado District Court's Orders of March 18, 2005 and May 11, 2005 are in effect. Those Orders provide that the Board meetings removing Mr. Hu and Mr. Wang were not valid, and as a result Mr. Hu was not properly or lawfully removed as the Company's CEO or a member of the Board. Similarly, Mr. Wang was not properly or lawfully removed from the Board of Directors. In reliance upon this Court Order, Messrs. Hu and Wang have continued to serve as Officers and Directors.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 4.  LEGAL PROCEEDINGS (Continued):

On May 3, 2005, Tridon Trust as plaintiff, filed a suit in the Federal District Court located in Los Angeles, California, naming Xuedong Hu, Alpha Sky Investment Limited, and Alpha Spacecom Company Limited as defendants. Tridon Trust is a shareholder of the Company, and Alpha Spacecom Company Limited is a subsidiary of the Company as a result of the prior Share Exchange Agreement of December 10, 2001. The suit seeks damages based upon alleged fraud and misrepresentations leading up to the Share Exchange Agreement closing. The suit also seeks to rescind the Share Exchange Agreement.

On the date  filed,  Tridon  Trust  also  asked  the  Court  to enter  temporary injunctive relief requiring that Xuedong Hu provide certain alleged representatives of Alpha Spacecom, Inc. with the current SEC codes necessary to file documents through the Edgar system. The Judge denied Tridon Trust's request on May 3, 2005.

Mr. Hu and Alpha Sky Investment Limited filed a motion to dismiss all of the claims in this case. Prior to the date set for hearing, the attorney representing Tridon Trust filed a First Amended Complaint, changing the claims and the parties. Alpha Sky Investment Limited and Alpha Spacecom Company Limited are no longer defendants, Alpha Spacecom, Inc. has been added as a plaintiff, and the Securities and Exchange Commission has been added as a defendant. The Company under the current Board of Directors did not authorize this action.

The First Amended Complaint filed in the case seeks to have the Court declare that the actions taken at the June 13, 2005 special shareholder meeting were invalid based upon alleged violations of Federal securities laws relating to the information required for a valid proxy statement. The allegations also question the ownership interest in a large block of Series B Preferred Convertible Stock, 9,777,775 shares in total.

The outcomes of this suit and of the case pending before the Colorado Court of Appeals are undecided at the current time. A ruling by either Court rescinding the results of the June 13, 2005 shareholders' meeting or recognizing previous removal of the current Board could restore control of the Company to the Former Directors. The Former Directors could recognize obligations, contracts and expense amounts for 2004 - 2006 not recognized by the current Board. Therefore, a Court ordered change in Board control of the Company could result in substantial and material changes to the 2004 - 2006 financial statements. Such possible changes are currently indeterminable and inestimable.

                      ALPHA SPACECOM, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 5.  CONTINGENCIES AND OTHER MATTERS

The Company on April 8, 2006 executed a merger agreement with East Glory Investments Group Limited ("East Glory"), a corporation with business operations based in China. Pursuant to the agreement, the Company will issue stock to East Glory sufficient to transfer 90% ownership in the Company, in exchange for all the outstanding stock of the East Glory. The merger is contingent upon shareholder approval and other factors.

                                   APPENDIX E

                     SECTIONS 92A.300 TO 92A.500, INCLUSIVE,
                         OF THE NEVADA REVISED STATUTES

NRS 92A.300 DEFINITIONS -- As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. -- "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "CORPORATE ACTION" DEFINED -- "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "DISSENTER" DEFINED. -- "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "FAIR VALUE" DEFINED. -- "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "STOCKHOLDER" DEFINED -- "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED -- "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "SUBJECT CORPORATION" DEFINED -- "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 COMPUTATION OF INTEREST -- Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP -- A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. -- The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION --

     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or by laws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES. --

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the domestic corporation is a party:

               (1) If approval by the stockholders is required for the merger by
               NRS  92A.120  to   92A.160,   inclusive,   or  the   articles  of
               incorporation and he is entitled to vote on the merger; or

               (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER. --

     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                    (I) The surviving or acquiring entity; or

                    (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS92A.130.

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER --

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OFDISSENT --

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES. --

     1.If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS. --

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER. --

     1. A stockholder to whom a dissenter's notice is sent must:

          (a) Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER --

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS --

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2. The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE. --

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE --

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER. --

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-dayperiod, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES. --

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500,inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.